Part A
Prospectus for
Aggressive Growth Fund Shares, Aggressive Growth Fund Institutional Shares, Growth Fund Shares, Growth Fund Institutional Shares,
Growth & Income Fund Shares, Growth & Income Fund Institutional Shares, Income Fund Shares, Income Fund Institutional Shares, Income Fund Adviser Shares,
Income Stock Fund Shares, Income Stock Fund Institutional Shares, Short-Term Bond Fund Shares, Short-Term Bond Fund Institutional Shares, Short-Term Bond Fund Adviser Shares,
Money Market Fund, Science & Technology Fund Shares, Science & Technology Fund Adviser Shares, First Start Growth Fund, Small Cap Stock Fund Shares, Small Cap Stock Fund Institutional Shares,
Intermediate-Term Bond Fund Shares, Intermediate-Term Bond Fund Institutional Shares, Intermediate-Term Bond Fund Adviser Shares, High Income Fund Shares, High Income Fund Institutional Shares,
High Income Fund Adviser Shares, Capital Growth Fund, and Value Fund Shares, Value Fund Institutional Shares, Value Fund Adviser Shares
Filed herein

Part A

Prospectus for
Aggressive Growth Fund Shares, Aggressive Growth Fund Institutional Shares

Filed herein

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PROSPECTUS
USAA AGGRESSIVE GROWTH FUND
FUND SHARES (USAUX) • INSTITUTIONAL SHARES (UIAGX)
DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	5
Subadviser(s)	5
Portfolio Manager(s)	6
Purchase and Sale of Shares	6
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	7
Fund Prospectus
Investment Objective	8
Principal Investment Strategy	8
Risks	10
Portfolio Holdings	12
Fund Management	12
Portfolio Manager(s)	15
Purchases	16
Redemptions	19
Converting Shares	20
Exchanges	21
Other Important Information
About Purchases, Redemptions, and Exchanges	22
Multiple Class Information	27
Shareholder Information	28
Financial Highlights	34

INVESTMENT OBJECTIVE

The USAA Aggressive Growth Fund (the Fund) seeks capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares		None
Institutional Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.50%	0.25%
Total Annual Operating Expenses	0.93%	0.68%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$95	$296	$515	$1,143
Institutional Shares	$69	$218	$379	$847

1 | USAA Aggressive Growth Fund

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities of large companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

Prospectus | 2

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA Aggressive Growth Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

[Bar chart]
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
13.03%	7.23%	5.33%	14.88%	-41.49%	28.60%	17.31%	-2.49%	12.62%	34.43%

NINE-MONTH YTD TOTAL RETURN
5.24% (9/30/14)
BEST QUARTER*	WORST QUARTER*
17.28% 1st Qtr. 2012	-22.56% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Institutional Shares.

Prospectus | 4

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
Aggressive Growth Fund Shares
Return Before Taxes	34.43%	17.37%	6.69%
Return After Taxes on Distributions	31.02%	16.41%	6.24%
Return After Taxes on Distributions and
Sale of Fund Shares	21.23%	14.09%	5.40%

	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	08/01/08
Aggressive Growth Fund Institutional Shares
Return Before Taxes	34.84%	17.85%	-	8.69%
Indexes
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48%	20.39%	7.83%	10.83%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)	35.41%	19.43%	7.08%	9.31%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Wellington Management Company, LLP (Wellington Management)

Winslow Capital Management, LLC (Winslow Capital)

5 | USAA Aggressive Growth Fund

PORTFOLIO MANAGER(S)

Wellington Management

Paul E. Marrkand, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, has managed the portion of the Fund attributed to Wellington Management since July 2010.

Winslow Capital

Patrick M. Burton, CFA, is a Managing Director of Winslow Capital and has been with the firm since 2010. He has been part of the investment management team for the portion of the Fund attributed to Winslow Capital since March 2013.

Justin H. Kelly, CFA, is the Chief Investment Officer (since March 2013) and Portfolio Manager/Analyst of Winslow Capital and has been with the firm since 1999. He has been part of the investment management team for the portion of the Fund attributed to Winslow Capital since July 2010.

Clark J. Winslow founded Winslow Capital in 1992 and is the Chief Executive Officer. From 1992 to March 2013, he was also the Chief Investment Officer. He has been part of the investment management team for the portion of the Fund attributed to Winslow Capital since July 2010.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000
▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Prospectus | 6

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Aggressive Growth Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks capital appreciation. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

With respect to the portion of the Fund’s assets invested by Wellington Management, Wellington Management will invest the Fund’s assets in a broad universe of large-cap growth stocks, that are generally broadly diversified across market sectors.

With respect to the portion of the Fund’s assets invested by Winslow Capital, under normal circumstances, Winslow Capital will invest the Fund’s assets (net assets plus any borrowings for investment purposes) in large-capitalization companies, which Winslow Capital defines as those companies having a market capitalization in excess of $4 billion at the time of purchase and that Winslow Capital believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

■ May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the

Prospectus | 8

ordinary course of business within seven days at approximately the value ascribed to such securities.

■ How are the decisions to buy and sell securities made?

Wellington Management

Wellington Management utilizes an investment process that leverages its extensive research resources and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. This investment approach is based on the following beliefs that stock selection (rather than top-down factors) should drive performance. By maintaining a diversified portfolio of growth stocks, which incorporates the attributes of growth, quality, and valuation but does not tilt toward any one of them, Wellington Management believes it should be able to deliver more consistent results over time. Wellington Management’s approach to valuing stocks incorporates multiple scenarios of future growth and profitability. Wellington Management believes that this approach better reflects the variability of real-world results and the inherent degrees of uncertainty in fore-casting the future.

Winslow Capital

When purchasing stocks for the Fund, Winslow Capital looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; favorable market share; identifiable and sustainable competitive advantages; a management team that can perpetuate the firm’s competitive advantages; and attractive, and preferably rising, returns on invested capital. Winslow Capital takes a bottom-up investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by Winslow Capital.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

9 | USAA Aggressive Growth Fund

RISKS

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their

Prospectus | 10

price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccu-racies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In

11 | USAA Aggressive Growth Fund

addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment.

Prospectus | 12

The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $750 million of average daily net assets, two-fifths of one percent (0.40%) for that portion of average daily net assets in excess of $750 million but not over $1.5 billion, and one-third of one percent (0.33%) for that portion of average daily net assets in excess of $1.5 billion.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                                        Annual Adjustment Rate
Relative to Index                                               (in basis points as a percentage
(in basis points)1                                           of the Fund’s average daily net assets)1

+/– 100 to 400                                                 +/– 4
+/– 401 to 700                                                  +/– 5
+/– 701 and greater                                                  +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms

13 | USAA Aggressive Growth Fund

the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, the performance adjustment was subtracted from the base investment management fee of 0.46% by 0.03% for both the Fund Shares and the Institutional Shares.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into Investment Subadvisory Agreements with Wellington Management and Winslow Capital under which Wellington Management and Winslow Capital each provide day-to-day discretionary management for a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO. Wellington Management and Winslow Capital are compensated directly by AMCO and not by the Fund.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 89 years. As of September 30, 2014, Wellington Management had investment management authority with respect to approximately $892 billion in assets. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership.

Prospectus | 14

Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, and has been an investment adviser since 1992. Winslow Capital is a wholly owned subsidiary of Nuveen Investments, Inc. which is a indirect subsidiary of TIAA-CREF. TIAA-CREF constitutes the ultimate principal owner of Winslow Capital. As of September 30, 2014, Winslow Capital had investment management authority with respect to approximately $36.2 billion in assets.

PORTFOLIO MANAGER(S)

Wellington Management

Paul E. Marrkand, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, has managed the portion of the Fund attributed to Wellington Management since July 2010. Mr. Marrkand joined Wellington Management as an investment professional in 2005.

Winslow Capital

Justin H. Kelly, CFA and Patrick M. Burton, CFA, are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Winslow Capital, along with Clark J. Winslow, who also serves as Winslow Capital’s Chief Executive Officer.

Justin H. Kelly, CFA, is the Chief Investment Officer (since March 2013) and a Portfolio Manager / Analyst of Winslow Capital and has been with the firm since 1999. He has been part of the investment management team for the Fund since July 2010. Education: summa cum laude, Babson College, B.S. in finance/investments. He is also a Chartered Financial Analyst.

Patrick M. Burton, CFA, is a Managing Director of Winslow Capital and has managed a portion of the Fund since March 2013. Mr. Burton joined Winslow Capital in 2010 and has 30 years of experience in the securities industry. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Education: B.S. with distinction in finance, University of Minnesota. He is also a Chartered Financial Analyst.

Clark J. Winslow founded Winslow Capital in 1992 and is the Chief Executive Officer. From 1992 to March 2013, he was also the Chief Investment Officer. Mr. Winslow has been part of the investment management team for the Fund since July 2010. Education: B.A., Yale University and an M.B.A., Harvard Business School.

15 | USAA Aggressive Growth Fund

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

Prospectus | 16

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as a USAA Fund participating in a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

17 | USAA Aggressive Growth Fund

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 per transaction minimum, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Institutional Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

Prospectus | 18

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain infor-mation from you to verify your identity. Additionally, your telephone calls may

19 | USAA Aggressive Growth Fund

be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

Prospectus | 20

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

21 | USAA Aggressive Growth Fund

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Prospectus | 22

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 5321-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional

23 | USAA Aggressive Growth Fund

shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:
■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Prospectus | 24

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its

25 | USAA Aggressive Growth Fund

monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify under-lying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Prospectus | 26

OTHER FUND RIGHTS

The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

27 | USAA Aggressive Growth Fund

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day

Prospectus | 28

that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price cal-culated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available infor-mation that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

29 | USAA Aggressive Growth Fund

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distri-butions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the

Prospectus | 30

ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A por-tion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund.

31 | USAA Aggressive Growth Fund

Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■        Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Prospectus | 32

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

33 | USAA Aggressive Growth Fund

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Institutional Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Institutional Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 34

USAA AGGRESSIVE GROWTH FUND SHARES
                                                       YEAR ENDED JULY 31,
                                 ---------------------------------------------------------------
                                       2014          2013        2012           2011        2010
                                 ---------------------------------------------------------------
Net asset value at beginning
 of period                       $    38.44    $    35.09    $  34.57     $    27.56    $  24.83
                                 ---------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)           .79           .13         .00(a)        (.01)        .08
 Net realized and unrealized
  gain                                 5.47          6.73         .52           7.03        2.77
                                 ---------------------------------------------------------------
Total from investment
 operations                            6.26          6.86         .52           7.02        2.85
                                 ---------------------------------------------------------------
Less distributions from:
 Net investment income                 (.89)         (.08)          -           (.01)       (.12)
 Realized capital gains               (2.91)        (3.43)          -              -           -
                                 ---------------------------------------------------------------
Total distributions                   (3.80)        (3.51)          -           (.01)       (.12)
                                 ---------------------------------------------------------------
Net asset value at end
 of period                       $    40.90    $    38.44    $  35.09     $    34.57    $  27.56
                                 ===============================================================
Total return (%)*                     16.82         21.34        1.50          25.47       11.48(b)
Net assets at end of
 period (000)                    $1,093,796    $1,009,963    $878,246     $1,207,205    $997,867
Ratios to average net assets:**
 Expenses (%)(c)                        .93          1.08        1.08           1.02        1.06(b)
 Net investment
  income (loss) (%)                     .17           .40        (.01)          (.12)        .27
Portfolio turnover (%)                   68            67          55             63         156(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,078,792,000.
(a) Represents less than $0.01 per share.
(b) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $327,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.03%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       (.00%)(+)     (.01%)      (.01%)         (.00%)(+)   (.01%)
    (+) Represents less than 0.01% of average net assets.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

35 | USAA Aggressive Growth Fund

USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES

                                                    YEAR ENDED JULY 31,
                                  -------------------------------------------------------
                                      2014        2013        2012       2011        2010
                                  -------------------------------------------------------
Net asset value at beginning
 of period                        $  38.67    $  35.26    $  34.60   $  27.58     $ 24.85
                                  -------------------------------------------------------
Income from investment
 operations:
 Net investment income                1.10         .30         .13        .14         .23
 Net realized and unrealized
  gain                                5.29        6.73         .53       7.02        2.75
                                  -------------------------------------------------------
Total from investment
 operations                           6.39        7.03         .66       7.16        2.98
                                  -------------------------------------------------------
Less distributions from:
 Net investment income                (.93)       (.19)          -       (.14)       (.25)
 Realized capital gains              (2.91)      (3.43)          -          -           -
                                  -------------------------------------------------------
Total distributions                  (3.84)      (3.62)          -       (.14)       (.25)
                                  -------------------------------------------------------
Net asset value at end
 of period                        $  41.22    $  38.67    $  35.26   $  34.60     $ 27.58
                                  =======================================================
Total return (%)*                    17.09       21.79        1.91      26.00       11.97
Net assets at end of
 period (000)                     $119,051    $165,058    $177,320   $136,837     $70,397
Ratios to average net assets:**
 Expenses (%)(a)                       .68         .71         .68        .58(b)      .60(b)
 Expenses, excluding
  reimbursements (%)(a)                .68         .71         .68        .58         .60
 Net investment income (%)             .43         .78         .37        .31         .62
Portfolio turnover (%)                  68          67          55         63         156(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $115,712,000.
(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      (.00%)(+)   (.00%)(+)   (.01%)     (.00%)(+)   (.01%)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to .61% of the Institutional Shares' average net assets.
(c) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

Prospectus | 36

NOTES

37 | USAA Aggressive Growth Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD U.S. Postage PAID USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

23451-1214                         Investment Company Act File No. 811-7852                          ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Growth Fund Shares, Growth Fund Institutional Shares

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA GROWTH FUND
FUND SHARES (USAAX) • INSTITUTIONAL SHARES (UIGRX)
DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	5
Subadviser(s)	5
Portfolio Manager(s)	6
Purchase and Sale of Shares	6
Tax Information	6
Payments to Broker-Dealers and
Other Financial Intermediaries	7
Fund Prospectus
Investment Objective	8
Principal Investment Strategy	8
Risks	10
Portfolio Holdings	13
Fund Management	13
Portfolio Manager(s)	16
Purchases	17
Redemptions	20
Converting Shares	21
Exchanges	22
Other Important Information
About Purchases, Redemptions, and Exchanges	23
Multiple Class Information	28
Shareholder Information	28
Financial Highlights	34

INVESTMENT OBJECTIVE

The USAA Growth Fund (the Fund) seeks long-term growth of capital.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares		None
Institutional Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.78%	0.77%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.34%	0.23%
Total Annual Operating Expenses	1.12%	1.00%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$114	$356	$617	$1,363
Institutional Shares	$102	$318	$552	$1,225

1 | USAA Growth Fund

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests its assets primarily in a diversified portfolio of equity securities selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

Prospectus | 2

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA Growth Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
12.66%	9.65%	-0.46%	19.70%	-45.21%	27.87%	16.26%	-2.00%	17.93%	35.63%

NINE-MONTH YTD TOTAL RETURN
7.22% (9/30/14)
BEST QUARTER*	WORST QUARTER*
13.99% 1st Qtr. 2012	-24.23% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Institutional Shares.

Prospectus | 4

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
Growth Fund Shares
Return Before Taxes	35.63%	18.43%	6.51%
Return After Taxes on Distributions	35.38%	18.36%	6.47%
Return After Taxes on Distributions and Sale of Fund Shares	20.35%	15.03%	5.26%

	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	08/01/08
Growth Fund Institutional Shares
Return Before Taxes	35.60%	18.53%	-	8.10%
Indexes
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48%	20.39%	7.83%	10.83%
Lipper Large Cap Growth Funds Index (reflects no deduction for taxes)	35.41%	19.43%	7.08%	9.31%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Loomis, Sayles & Company, L.P. (Loomis Sayles)

Renaissance Investment Management (Renaissance)

5 | USAA Growth Fund

PORTFOLIO MANAGER(S)

Loomis Sayles

Aziz V. Hamzaogullari, CFA, Vice President and Portfolio Manager of Loomis Sayles, has over 21 years of investment management experience and has managed a portion of the Fund since June 2010.

Renaissance

Michael E. Schroer, CFA, Managing Partner & Chief Investment Officer of Renasissance, has managed a portion of the Fund since December 2007.

Paul A. Radomski, CFA, Managing Partner of Renasissance, has acted as the back-up portfolio manager for a portion of the Fund since December 2007.

Eric J. Strange, CPA, CFA, Partner and Research Analyst of Renasissance, has worked on a portion of the Fund since December 2007.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000

▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

Prospectus | 6

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Growth Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks long-term growth of capital. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in a diversified portfolio of equity securities selected for their growth potential.

The Fund’s assets also may be invested in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when it is believed that these securities will offer a good prospect for appreciation. However, the Fund’s investment in convertible securities is limited to 5% of the value of the Fund’s net assets at the time these securities are purchased.

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■ How are the decisions to buy and sell common stocks made?

Loomis Sayles

Loomis Sayles is an active manager with a long-term, private equity approach to investing. Through their proprietary bottom-up research approach, the goal is to

Prospectus | 8

invest in those few high-quality, structurally good businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Loomis Sayles believes that investing is ultimately an art, not a science. Given the rare confluence of quality, sustainable growth and a discount to our estimate of the intrinsic value for the underlying business, ours is a selective, high-conviction portfolio. The nature of Loomis Sayles' investment process leads to a lower turnover product where sector positioning is derived from stock selection. We may study dozens of companies but may only invest in a select few businesses each year. We strive to invest in these companies when we believe there is an inefficiency i.e., a discount between the long-term fundamentals and expectations embedded in the current market price. This inefficiency may arise as investors overreact to short-term, non-secular events, underestimate or misunderstand long-term growth potential, or when momentum and short-term focus may create a disconnect between the market price and long-term fundamentals of a business.

Loomis Sayles will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, when the Fund must meet redemptions, or for other investment reasons, which the portfolio manager deems appropriate.

Renaissance

Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of their process is quantitative models that are designed to identify mid- and large-market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

Renaissance’s investment process consists of these three distinct stages:

Profitability & Financial Strength Analysis: The stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above average historical rates of profitability and strong financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.

Score and Rank Opportunities: Typically, Renaissance is then left with approximately 600-700 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each

9 | USAA Growth Fund

is analyzed and ranked based on historical growth, future earnings expectations, and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.

Qualitative Analysis: At this point, the analysis becomes purely qualitative. Renaissance’s analysts examine each company ranked in the top 20% con-sidering their company fundamentals, business momentum, and management strategy, as well as many other factors. Renaissance utilizes outside research sources as well as its own analysis in this effort. Only the most attractive companies based on this further qualitative review are then finally selected for client portfolios. The scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, based on the scoring process, is automatically reviewed for sale. This discipline results in companies being sold in favor of more attractively ranked companies.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

Prospectus | 10

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively for that taxable year.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market

11 | USAA Growth Fund

as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil.

In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

REITs Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Small-Cap Company Risk: The greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records is that small-cap companies may be more vulnerable than

Prospectus | 12

larger companies to adverse business or economic developments. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly,

13 | USAA Growth Fund

is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                                        Anual Adjustment Rate
Relative to Index                                                       (in basis points as a percentage
(in basis points)1                                            of the Fund’s average daily net assets)1

+/– 100 to 400                                                     +/– 4
+/– 401 to 700                                                        +/– 5
+/– 701 and greater                                                   +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, the performance adjustment was added to the base investment management fee of 0.75% by 0.03% for the Fund Shares and 0.02% for the Institutional Shares.

Prospectus | 14

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain admin-istrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into Investment Subadvisory Agreements with Loomis Sayles and Renaissance, under which Loomis Sayles and Renaissance each provide day-to-day discretionary management of a portion of the Fund’s assets attributed to them in accordance with the Fund’s investment objective, policies, and restricttions, subject to the general supervision of the Board and AMCO. Loomis Sayles and Renaissance are compensated directly by AMCO and not by the Fund.

Renaissance Investment Management, located at 50 E. RiverCenter Boulevard, Suite 1200, Covington, Kentucky 41011, is an investment advisor that has specialized in growth equity management since 1978. Renaissance is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. As of September 30, 2014, Renaissance had $4.2 billion in assets under management.

Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P., (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second-largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’ Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 80 years and as of September 30, 2014, managed more than $223.2 billion in client assets.

15 | USAA Growth Fund

PORTFOLIO MANAGER(S)

Loomis Sayles

Aziz V. Hamzaogullari, CFA, Vice President and Portfolio Manager. Mr. Hamzaogullari began managing a portion of the Fund in June 2010, when he joined Loomis Sayles from Evergreen Investment Management Company, LLC where he was a senior portfolio manager. He joined Evergreen in 2001, was promoted to director of research in 2003, and portfolio manager in 2006. Mr. Hamzaogullari was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. Education: B.S. in Management, Bilkent University, Turkey; and M.B.A., George Washington University. He has over 21 years of investment management experience.

Renaissance

Michael E. Schroer, CFA, Managing Partner & Chief Investment Officer. Mr. Schroer has 31 years of investment experience and has been with Renaissance since 1984. As Chief Investment Officer and Managing Partner for Renaissance, Mr. Schroer supervises the management and direction of the firm’s investment research efforts as well as determining overall portfolio strategy. He is the Lead Portfolio Manager for the large-cap growth strategy at Renaissance. Education: B.A., University of Cincinnati; and M.B.A., Indiana University Graduate School of Business.

Paul A. Radomski, CFA, Managing Partner. Mr. Radomski joined Renaissance in 1987. His current responsibilities include portfolio management of the firm’s small-cap growth portfolios, as well as contributing to the management of the firm’s other equity and balanced products. Education: B.S., Miami University. Mr. Radomski is a member of the Association of Investment Management & Research.

Eric J. Strange, CPA, CFA, Partner and Research Analyst. Mr. Strange joined Renaissance in August 2006 as a research analyst with six years of prior investment experience. His responsibilities include applying qualitative and quantitative research methodologies as part of the overall stock selection process for client portfolios. Education: B.S. in Accounting, Georgetown College.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into

Prospectus | 16

subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

17 | USAA Growth Fund

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as a USAA Fund participating in a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Prospectus | 18

ADDITIONAL PURCHASES

Fund Shares:
$50 per transaction minimum, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Institutional Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

19 | USAA Growth Fund

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your

Prospectus | 20

USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

21 | USAA Growth Fund

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Prospectus | 22

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

23 | USAA Growth Fund

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by

Prospectus | 24

using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive

25 | USAA Growth Fund

purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios-MPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit

Prospectus | 26

the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

27 | USAA Growth Fund

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment manage-ment or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services,

Prospectus | 28

including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and

29 | USAA Growth Fund

the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Prospectus | 30

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for

31 | USAA Growth Fund

dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Prospectus | 32

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■ Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

33 | USAA Growth Fund

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Institutional Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Institutional Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 34

USAA GROWTH FUND SHARES

                                                         YEAR ENDED JULY 31,
                                   --------------------------------------------------------------
                                         2014        2013          2012        2011          2010
                                   --------------------------------------------------------------
Net asset value at
 beginning of period               $    20.05    $  15.71    $    15.10    $  12.52      $  11.12
                                   --------------------------------------------------------------
Income from investment
 operations:
 Net investment income                    .11         .13           .06         .04           .00(a)
 Net realized and unrealized gain        3.63        4.28           .59        2.55          1.41
                                   --------------------------------------------------------------
Total from investment operations         3.74        4.41           .65        2.59          1.41
                                   --------------------------------------------------------------
Less distributions from:
 Net investment income                   (.17)       (.07)         (.04)       (.01)         (.01)
                                   --------------------------------------------------------------
Net asset value at end of period   $    23.62    $  20.05    $    15.71    $  15.10      $  12.52
                                   ==============================================================
Total return (%)*                       18.71       28.13          4.37       20.67         12.70
Net assets at end of
 period (000)                      $1,101,533    $796,024    $1,035,999    $794,896      $629,961
Ratios to average net assets:**
 Expenses (%)(b)                         1.00        1.00          1.00        1.00          1.00
 Expenses, excluding
  reimbursements (%)(b)                  1.12        1.19          1.17        1.17          1.22
 Net investment income (loss) (%)         .39         .51           .42         .30          (.01)
Portfolio turnover (%)                     31          28            43          39(c)        148

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $968,636,000.
(a) Represents less than $0.01 per share.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)   (.00%)(+)     (.00%)(+)   (.00%)(+)     (.01%)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects decreased trading activity due to market volatility.
35 | USAA Growth Fund

USAA GROWTH FUND INSTITUTIONAL SHARES

                                                       YEAR ENDED JULY 31,
                                    ---------------------------------------------------------
                                        2014        2013         2012        2011        2010
                                    ---------------------------------------------------------
Net asset value at
 beginning of period                $  20.02    $  15.71     $  15.11    $  12.52     $ 11.12
                                    ---------------------------------------------------------
Income from investment
 operations:
 Net investment income                   .10         .10(a)       .06         .06         .02(a)
 Net realized and unrealized gain       3.62        4.32(a)       .60        2.54        1.41(a)
                                    ---------------------------------------------------------
Total from investment operations        3.72        4.42(a)       .66        2.60        1.43(a)
                                    ---------------------------------------------------------
Less distributions from:
 Net investment income                  (.17)       (.11)        (.06)       (.01)       (.03)
                                    ---------------------------------------------------------
Net asset value at end of period    $  23.57    $  20.02     $  15.71    $  15.11     $ 12.52
                                    =========================================================
Total return (%)*                      18.66       28.22         4.44       20.79       12.82
Net assets at end of
 period (000)                       $717,579    $664,513     $233,849    $157,225     $96,849
Ratios to average net assets:**
 Expenses (%)(b)                        1.00         .99          .95         .86(d)      .87(d)
 Expenses, excluding
  reimbursements (%)(b)                 1.00         .99          .95         .86         .88
 Net investment income (%)               .39         .53          .46         .43         .11
Portfolio turnover (%)                    31          28           43          39(c)      148

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $700,434,000.
(a) Calculated using average shares.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        (.00%)(+)   (.00%)(+)    (.00%)(+)   (.00%)(+)   (.01%)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects decreased trading activity due to market volatility.
(d) Prior to December 1, 2010, the Manager agreed to limit the annual expenses of the
    Institutional Shares to 0.87% of the Institutional Shares average net assets.

Prospectus | 36

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

 To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

23457-1214                Investment Company Act File No. 811-7852                   ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Growth & Income Fund Shares, Growth & Income Fund Institutional Shares

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA GROWTH & INCOME FUND
FUND SHARES (USGRX) • ADVISER SHARES (USGIX)
DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	5
Subadviser(s)	5
Portfolio Manager(s)	6
Purchase and Sale of Shares	6
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	7
Fund Prospectus
Investment Objective	8
Principal Investment Strategy	8
Risks	10
Portfolio Holdings	12
Fund Management	13
Portfolio Manager(s)	15
Purchases	16
Redemptions	19
Converting Shares	21
Exchanges	21
Other Important Information
About Purchases, Redemptions, and Exchanges	22
Multiple Class Information	27
Shareholder Information	28
Financial Highlights	34

INVESTMENT OBJECTIVE

The USAA Growth & Income Fund (the Fund) seeks capital growth with a secondary investment objective of current income.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares		None
Adviser Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Adviser Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.34%	0.37%
Total Annual Operating Expenses	0.94%	1.22%
Reimbursement from Adviser	N/A	(0.02%)(a)
Total Annual Operating Expenses After Reimbursement	0.94%	1.20%

(a) The Adviser has agreed, through December 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Adviser Share's average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Adviser at any time after December 1, 2015.

1 | USAA Growth & Income Fund

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued beyond one year.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$96	$300	$520	$1,155
Adviser Shares	$122	$385	$668	$1,476

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long

Prospectus | 2

periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA Growth & Income Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
10.63%	6.89%	9.55%	9.49%	-41.46%	32.27%	15.93%	-2.52%	12.49%	35.91%

NINE-MONTH YTD TOTAL RETURN
7.17% (9/30/14)
BEST QUARTER*	WORST QUARTER*
17.19% 3rd Qtr. 2009	-25.36% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of shares of the Fund may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Adviser Shares.

Prospectus | 4

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
Growth & Income Fund Shares
Return Before Taxes	35.91%	17.97%	6.62%
Return After Taxes on Distributions	35.59%	17.81%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares	20.45%	14.63%	5.32%

	Past	Past	Past	Adviser Shares Inception Date
	1 Year	5 Years	10 Years	08/01/10
Growth & Income Fund Adviser Shares
Return Before Taxes	35.30%	-	-	16.12%
Indexes
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	33.55%	18.71%	7.88%	19.31%
Lipper Multi-Cap Core Funds Index (reflects no deduction for taxes)	32.58%	18.75%	7.72%	17.56%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS)

5 | USAA Growth & Income Fund

PORTFOLIO MANAGER(S)

AMCO

John B. Jares, CFA, Assistant Vice President of Equity Investments, has co-managed a portion of the Fund since November 2012.

John P. Toohey, CFA, Head of Equities, has co-managed a portion of the Fund since November 2012.

BHMS

Mark Giambrone, Managing Director and Portfolio Manager, has co-managed a portion of the Fund since March 2006.

Michael B. Nayfa, CFA, Director and Assistant Portfolio Manager, began co-managing a portion of the Fund in December 2014.

Terry L. Pelzel, CFA, Director and Assistant Portfolio Manager, began co-managing a portion of the Fund in December 2014.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000

▪	Minimum subsequent investment: $50

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

Prospectus | 6

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Growth & Income Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks capital growth with a secondary investment objective of current income. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management.

The equity securities in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs).

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

■ May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

In addition to companies organized in the United States, a U.S. company includes any company organized outside of the United States but which (a) is included in an index tracking the performance of a U.S. securities market; (b) has its headquarters or principal location of operations in the United States; (c) has its primary listing on a securities exchange or market in the United States; or (d) derives a majority of revenues in the United States.

Prospectus | 8

■ Are there any restrictions as to the types of investments in which the Fund’s assets may be invested?

The Fund’s investment in convertible securities will be limited to 5% of the value of the Fund’s net assets at the time these securities are purchased.

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ How are the decisions to buy and sell common stocks made?

AMCO

AMCO's portfolio will typically consist of 50 to 80 holdings with a focus on mid- and small-cap stocks. We will employ a fundamental bottom-up approach to identify companies that offer superior growth potential, improving funda-mental business trends, and trade at a discount to intrinsic value. We believe this will result in a portfolio that is primarily focused on the potential for capital appreciation.

BHMS

BHMS’ approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be under-valued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

9 | USAA Growth & Income Fund

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the

Prospectus | 10

Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccu-racies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy

11 | USAA Growth & Income Fund

changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

REITs Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

Prospectus | 12

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have been between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales per share growth value, compared to the S&P Composite 1500 Index. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then

13 | USAA Growth & Income Fund

added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                                Annual Adjustment Rate
Relative to Index                                  (in basis points as a percentage
(in basis points)1                                  of the Fund’s average daily net assets)1

+/– 100 to 400                                       +/– 4
+/– 401 to 700                                        +/– 5
+/– 701 and greater                                         +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, the performance adjustment was subtracted from the base investment management fee of 0.60% by less than 0.01% for the Fund Shares and the Adviser Shares.

We have agreed, through December 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Adviser Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by us at any time after December 1, 2015. If the total annual operating expense ratio of the Adviser Shares is lower than 1.20%, the Adviser Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more

Prospectus | 14

subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with BHMS under which BHMS provides day-to-day discretionary management of the portion of the Fund’s assets attributed to it in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Board and AMCO. BHMS is compensated directly by AMCO and not the Fund.

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of September 30, 2014, the firm managed more than $96.3 billion in equity and fixed-income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

PORTFOLIO MANAGER(S)

AMCO

John B. Jares, CFA, Assistant Vice President of Equity investments, joined AMCO in September 2012, and has co-managed a portion of the Fund since November 2012. Prior to joining AMCO, Mr. Jares spent eight years serving as a portfolio manager for Dreyfus-Founders Funds where he managed large- and mid-cap growth strategies. He also directed the firm’s mid- to large-cap research department where he managed a team of seven equity analysts. He has over 17 years of investment management experience. Education: M.S. in Finance, University of Colorado at Denver, and a B.S., Colorado State University. He holds the Chartered Financial Analyst (CFA) designation.

John P. Toohey, CFA, Head of Equities and has co-managed a portion of the Fund since November 2012. He has 16 years of investment management experience and has worked or us for five years. Education: B.A., Mathematics, Williams College. He holds the Chartered Financial Analyst (CFA) designation.

BHMS

BHMS’ diversified large cap strategy is managed in a team approach led by Mark Giambrone.

15 | USAA Growth & Income Fund

Mark Giambrone, Managing Director and Portfolio Manager, joined BHMS in January 1999. He has over 22 years of investment management experience and has co-managed a portion of the Fund since March 2006. Education: B.S. in Business, Indiana University; M.B.A., University of Chicago.

Michael B. Nayfa, CFA, Director and Assistant Portfolio Manager, joined BHMS in June 2008. He has 10 years of investment experience and has co-managed a portion of the Fund since December 2014. Education: B.B.A. in Finance, Texas Christian University; M.B.A., University of Texas.

Terry L. Pelzel, CFA, Director and Assistant Portfolio Manager, joined BHMS in January 2010. He has nine years of investment experience and has co-managed a portion of the Fund since December 2014. Education: B.B.A. in Finance, Texas A&M University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may

Prospectus | 16

refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial

17 | USAA Growth & Income Fund

intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

Prospectus | 18

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Adviser Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrange-ments, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the

19 | USAA Growth & Income Fund

proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in

Prospectus | 20

proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

CONVERTING SHARES

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares into Fund Shares.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

21 | USAA Growth & Income Fund

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Prospectus | 22

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

23 | USAA Growth & Income Fund

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are

Prospectus | 24

designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

25 | USAA Growth & Income Fund

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts

Prospectus | 26

identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the

27 | USAA Growth & Income Fund

fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past dis-tribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial

Prospectus | 28

intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is

29 | USAA Growth & Income Fund

valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events

Prospectus | 30

occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distri-butions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

31 | USAA Growth & Income Fund

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

Prospectus | 32

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■    Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they

33 | USAA Growth & Income Fund

had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Adviser Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 34

USAA GROWTH & INCOME FUND SHARES

                                                          YEAR ENDED JULY 31,
                                 --------------------------------------------------------------------
                                       2014           2013          2012          2011           2010
                                 --------------------------------------------------------------------
Net asset value at beginning
 of period                       $    19.39     $    15.44    $    15.24    $    13.06     $    11.35
                                 --------------------------------------------------------------------
Income from investment
 operations:
 Net investment income                  .21            .18           .14           .11            .08
 Net realized and
  unrealized gain                      3.24           3.95           .20          2.17           1.71
                                 --------------------------------------------------------------------
Total from investment
 operations                            3.45           4.13           .34          2.28           1.79
                                 --------------------------------------------------------------------
Less distributions from:
 Net investment income                 (.21)          (.18)         (.14)         (.10)         (.08)
                                 --------------------------------------------------------------------
Net asset value at end
 of period                       $    22.63     $    19.39    $    15.44    $    15.24     $    13.06
                                 ====================================================================
Total return (%)*                     17.86          26.90          2.28         17.50          15.74(a)
Net assets at end of
 period (000)                    $1,514,795     $1,418,296    $1,152,540    $1,153,199     $1,031,233
Ratios to average net assets:**
 Expenses (%)(b)                        .94            .96          1.01           .98           1.04(a)
 Net investment income (%)              .97           1.04           .93           .72            .60
Portfolio turnover (%)                   61(d)         112(c)         51            52             91

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,481,868,000.
(a) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $167,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratio in the
    Financial Highlights table.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to changes in subadviser(s).
(d) Reflects decreased trading activity due to changes in subadviser(s).

35 | USAA Growth & Income Fund

USAA GROWTH & INCOME FUND ADVISER SHARES

                                                                                  PERIOD ENDED
                                                     YEAR ENDED JULY 31,           JULY 31,***
                                              ------------------------------------------------
                                                2014         2013         2012         2011
                                              ---------------------------------------------
Net asset value at beginning of period        $19.34       $15.42       $15.22       $13.34
                                              ---------------------------------------------
Income from investment operations:
 Net investment income                           .15          .12          .10          .05
 Net realized and unrealized gain               3.23         3.93          .20         1.90
                                              ---------------------------------------------
Total from investment operations                3.38         4.05          .30         1.95
                                              ---------------------------------------------
Less distributions from:
 Net investment income                          (.16)        (.13)        (.10)        (.07)
                                              ---------------------------------------------
Net asset value at end of period              $22.56       $19.34       $15.42       $15.22
                                              =============================================
Total return (%)*                              17.51        26.37         2.02        14.65
Net assets at end of period (000)             $9,305       $7,919       $6,223       $6,151
Ratios to average net assets:**
 Expenses (%)(a)                                1.22         1.30         1.30         1.30(b)
 Expenses, excluding
  reimbursements(%)(a)                          1.22         1.39         1.43         1.83(b)
 Net investment income (%)                       .70          .70          .64          .35(b)
Portfolio turnover (%)                            61(d)       112(c)        51           52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $8,739,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects increased trading activity due to changes in subadviser(s).
(d) Reflects decreased trading activity due to changes in subadviser(s).

Prospectus | 36

NOTES

37 | USAA Growth & Income Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD U.S. Postage PAID USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

23453-1214                Investment Company Act File No. 811-7852                     ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Income Fund Shares, Income Fund Institutional Shares and
Income Fund Adviser Shares

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA INCOME FUND
FUND SHARES (USAIX) * INSTITUTIONAL SHARES (UIINX) * ADVISER SHARES (UINCX)
        DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	4
Investment Adviser	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	7
Tax Information	8
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Fund Prospectus
Investment Objective	9
Principal Investment Strategy	9
Risks	11
Portfolio Holdings	19
Fund Management	19
Portfolio Manager(s)	21
Purchases	21
Redemptions	25
Converting Shares	27
Exchanges	27
Other Important Information
About Purchases, Redemptions, and Exchanges	28
Multiple Class Information	33
Shareholder Information	34
Financial Highlights	40

INVESTMENT OBJECTIVE

The USAA Income Fund (the Fund) seeks maximum current income without undue risk to principal.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares			None
Institutional Shares			None
Adviser Shares			None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.26%	0.25%	0.24%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.33%	0.23%	0.39%
Total Annual Operating Expenses	0.59%	0.48%	0.88%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 | USAA Income Fund

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$60	$189	$329	$738
Institutional Shares	$49	$154	$269	$604
Adviser Shares	$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account.
These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to very speculative have some degree of credit risk.

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The Fund is subject to U.S. Government Sponsored Enterprises (GSEs) Risk. While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obli-gations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply and demand of debt securities, or other factors. Bond prices are linked to the pre-vailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Liquidity risk is the risk that a fund’s investment generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

3 | USAA Income Fund

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

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.RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
4.52%	2.96%	4.16%	5.03%	-5.04%	19.74%	8.15%	6.87%	7.00%	-0.18%

NINE-MONTH YTD TOTAL RETURN
4.89% (9/30/14)
BEST QUARTER*	WORST QUARTER*
8.29% 2nd Qtr. 2009	-3.62% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

5 | USAA Income Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past 1 Year	Past 5 Years	Past 10 Years
Income Fund Shares
Return Before Taxes	-0.18%	8.13%	5.15%
Return After Taxes on Distributions	-1.80%	6.47%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	-0.07%	5.74%	3.35%
	Past 1 Year	Past 5 Year		Institutional Shares Inception Date 08/01/08
Income Fund Institutional Shares
Return Before Taxes	-0.05%	8.33%		6.50%
	Past 1 Year			Adviser Shares Inception Date 08/01/10
Income Fund Adviser Shares
Return Before Taxes	-0.46%			4.14%
	Past 1 Year	Past 5 Years	Past 10 Years	Institutional Shares Inception Date 8/1/2008*
Indexes
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.55%	4.88%
Lipper A Rated Bond Funds Index (reflects no deduction for taxes)	-2.44%	6.78%	4.41%	5.49%

* The average annual total return for the Barclays U.S. Aggregate Bond Index and Lipper A Rated Bond Funds Index from August 1, 2010 - the inception date of the Adviser Shares - through December 31, 2013, was 2.88% and 3.70%, respectively.

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INVESTMENT ADVISER

USAA Asset Management Company

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management has co-managed the Fund since July 2012.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager has co-managed the Fund since July 2012.

Brian W. Smith, CFA, CPA, Executive Director Mutual Funds Portfolios, has co-managed the Fund since December 2013.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000
▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

7 | USAA Income Fund

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks maximum current income without undue risk to principal. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund’s portfolio in securities whose value we believe to be less sensitive to interest rate changes.

■ What types of securities may be included in the Fund’s portfolio?

The securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instru-mentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and to a lesser degree income-producing common stocks; preferred securities; and other securities believed to have debt-like characteristics, including synthetic securities. While these securities are primarily U.S. dollar-denominated debt securities, the Fund may invest up to 20% in non-dollar-denominated securities .

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

9 | USAA Income Fund

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ What is the credit quality of the debt securities?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission (SEC). Below are investment-grade ratings for four of the current NRSRO rating agencies:

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
Standard & Poor’s Rating Group	At least BBB –	At least A–3 or SP–2
Fitch Ratings, Inc.	At least BBB –	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

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You will find a complete description of the above debt ratings in the Fund’s statement of additional information (SAI).

■ How are the decisions to buy and sell securities made?

We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available.
For common stocks, value involves selecting individual dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund’s overall credit risk by:

■
Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies’ estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

11 | USAA Income Fund

■	Independently assessing credit risk and its impact on the Fund’s portfolio when evaluating potential investments for the Fund.
■
Diversifying the Fund’s portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below-investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due, or return all the principal amount of their debt obligations at maturity.

If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

Currency Investing Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

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Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the deri-vative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even losses to the Fund.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the FHFA as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to

13 | USAA Income Fund

provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.

Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for investment securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

In the years following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the Fed) has attempted to stabilize the U.S. economy and support its recovery by keeping the federal funds rate at or near zero percent and by purchasing large quantities of U.S. government securities on the open market (referred to as “quantitative easing”). As the Fed “tapers” or reduces quantitative easing (or as the market anticipates future tapering), there is a risk that interest rates across the U.S. financial system will rise. These policy changes and related market speculation as to their timing may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and

Prospectus | 14

increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.

Legislative Risk: Legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s NAV.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccu-racies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the

15 | USAA Income Fund

entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepay-ments of principal before the security’s maturity date due to voluntary prepay-ments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase the mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make

Prospectus | 16

payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. They may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

17 | USAA Income Fund

Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

REITs Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

Prospectus | 18

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of

19 | USAA Income Fund

underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                       Annual Adjustment Rate
Relative to Index                           (in basis points as a percentage
(in basis points)1                              of the Fund’s average daily net assets)1

+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the shares class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper A Rated Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a performance adjustment was added to the base investment management fee of 0.24% by 0.02% for the Fund Shares and 0.01% for the Institutional Shares and subtracted from the base investment management fee of 0.24% by less than 0.01% for the Adviser Shares.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

Prospectus | 20

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since July 2012. Mr. Freund has 25 years of investment management experience and has worked for USAA 20 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since July 2012. She has 26 years of investment management experience and has worked for USAA 15 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

Brian W. Smith, CFA, CPA, Executive Director Mutual Funds Portfolios, has co-managed the Fund since December 2013. Mr. Smith has 15 years of investment management experience and has worked for USAA for 29 years. Education: B.B.A., University of Texas at San Antonio, M.B.A., University of Texas at San Antonio. He is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund securities.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your

21 | USAA Income Fund

shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors,

Prospectus | 22

which include retirement plans, endowments, foundations, and bank trusts, as well as a USAA Fund participating in a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

23 | USAA Income Fund

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Institutional Shares, and Adviser Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

Prospectus | 24

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain infor-mation from you to verify your identity. Additionally, your telephone calls may

25 | USAA Income Fund

be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

Prospectus | 26

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares into Fund Shares.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The

27 | USAA Income Fund

Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Prospectus | 28

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■	Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA

29 | USAA Income Fund

money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

Prospectus | 30

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

31 | USAA Income Fund

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial

Prospectus | 32

intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment manage-ment or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary

33 | USAA Income Fund

differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to finan-cial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients

Prospectus | 34

of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price cal-culated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities,

35 | USAA Income Fund

such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

Prospectus | 36

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distri-butions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income

37 | USAA Income Fund

tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

Prospectus | 38

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■     Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its share-holders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

39 | USAA Income Fund

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Adviser Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares, Institutional Shares, or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 40

USAA INCOME FUND SHARES
                                                               YEAR ENDED JULY 31,
                                   -----------------------------------------------------------------------------
                                         2014             2013             2012             2011            2010
                                   -----------------------------------------------------------------------------
Net asset value at beginning
 of period                         $    13.10       $    13.43       $    13.05       $    12.78      $    11.86
                                   -----------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                    .51              .49              .49              .52             .59
 Net realized and unrealized
  gain (loss)                             .18             (.32)             .38              .27             .92
                                   -----------------------------------------------------------------------------
Total from investment
 operations                               .69              .17              .87              .79            1.51
                                   -----------------------------------------------------------------------------
Less distributions from:
 Net investment income                   (.51)            (.47)            (.49)            (.52)           (.59)
 Realized capital gains                  (.00)(c)         (.03)               -                -               -
                                   -----------------------------------------------------------------------------
Total distributions                      (.51)            (.50)            (.49)            (.52)           (.59)
                                   -----------------------------------------------------------------------------
Net asset value at end
 of period                         $    13.28       $    13.10       $    13.43       $    13.05      $    12.78
                                   =============================================================================
Total return (%)*                        5.43             1.30             6.85             6.34           13.00(b)
Net assets at end of
 period (000)                      $2,859,427       $2,659,263       $3,570,505       $3,144,378      $2,628,381
Ratios to average net assets:**
 Expenses (%)                             .59              .58(a)           .59(a)           .61(a)          .63(a),(b)
 Net investment income (%)               3.55             3.53             3.75             4.09            4.80
Portfolio turnover (%)                     14               24               19               19              12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $2,693,380,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) During the year ended July 31, 2010, SAS reimbursed the Fund Shares
    $419,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares'
    total return was less than 0.01%. The reimbursement decreased the Fund
    Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Represents less than $0.01 per shares.

41 | USAA Income Fund

USAA INCOME FUND INSTITUTIONAL SHARES
                                                                YEAR ENDED JULY 31,
                                  --------------------------------------------------------------------------
                                        2014              2013          2012          2011              2010
                                  --------------------------------------------------------------------------
Net asset value at beginning
 of period                        $    13.09        $    13.42      $  13.04      $  12.78          $  11.86
                                  --------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                   .53               .48           .51           .56               .62
 Net realized and unrealized
  gain (loss)                            .19              (.29)          .38           .25               .92
                                  --------------------------------------------------------------------------
Total from investment
 operations                              .72               .19           .89           .81              1.54
                                  --------------------------------------------------------------------------
Less distributions from:
 Net investment income                  (.53)             (.49)         (.51)         (.55)             (.62)
 Realized capital gains                 (.00)(c)          (.03)            -             -                 -
                                  --------------------------------------------------------------------------
Total distributions                     (.53)             (.52)         (.51)         (.55)             (.62)
                                  --------------------------------------------------------------------------
Net asset value at end
 of period                        $    13.28        $    13.09      $  13.42      $  13.04          $  12.78
                                  ==========================================================================
Total return (%)*                       5.63              1.42          6.98          6.50             13.27
Net assets at end of
 period (000)                     $2,098,035        $1,847,503      $685,149      $318,276          $190,659
Ratios to average net assets:**
 Expenses (%)                            .48               .47(a)        .48(a)        .38(a),(b)        .38(a),(b)
 Net investment income (%)              3.65              3.63          3.81          4.30              4.92
Portfolio turnover (%)                    14                24            19            19                12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,928,847,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
    Shares'expenses paid indirectly decreased the expense ratios by less than
    0.01%.
(b) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.40% of the
    Institutional Shares' average net assets.
(c) Represents less than $0.01 per shares.

Prospectus | 42

USAA INCOME FUND ADVISER SHARES
                                                                                            PERIOD ENDED
                                                           YEAR ENDED JULY 31,             JULY 31,***
                                             -----------------------------------------------------------
                                                2014              2013           2012           2011
                                             -----------------------------------------------------------
Net asset value at beginning of period       $ 13.08            $13.41         $13.03         $12.77
                                             -------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                           .37(a)            .43            .46            .49(a)
 Net realized and unrealized gain (loss)         .28(a)           (.30)           .38            .27(a)
                                             -------------------------------------------------------
Total from investment operations                 .65(a)            .13            .84            .76(a)
                                             -------------------------------------------------------
Less distributions from:
 Net investment income                          (.48)             (.43)          (.46)          (.50)
 Realized capital gains                         (.00)(d)          (.03)             -              -
                                             -------------------------------------------------------
Total distributions                             (.48)             (.46)          (.46)          (.50)
                                             -------------------------------------------------------
Net asset value at end of period             $ 13.25            $13.08         $13.41         $13.03
                                             =======================================================
Total return (%)*                               5.11               .99           6.55           6.05
Net assets at end of period (000)            $42,542            $5,875         $5,880         $5,469
Ratios to average net assets:**
 Expenses (%)                                    .88               .90(c)         .90(c)         .90(b),(c)
 Expenses, excluding reimbursements (%)          .88              1.08(c)        1.12(c)        1.62(b),(c)
 Net investment income (%)                      3.13              3.21           3.45           3.82(b)
Portfolio turnover (%)                            14                24             19             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $10,898,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares. For the year ended July 31, 2014, average shares were 915,000.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Represents less than $0.01 per shares.

43 | USAA Income Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

23455-1214                Investment Company Act File No. 811-7852                         ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Income Stock Fund Shares, Income Stock Fund Institutional Shares

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA INCOME STOCK FUND
FUND SHARES (USISX) • INSTITUTIONAL SHARES (UIISX)
DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	5
Subadviser(s)	5
Portfolio Manager(s)	6
Purchase and Sale of Shares	6
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	7
Fund Prospectus
Investment Objective	8
Principal Investment Strategy	8
Risks	10
Portfolio Holdings	13
Fund Management	13
Portfolio Manager(s)	15
Purchases	17
Redemptions	20
Converting Shares	21
Exchanges	22
Other Important Information
About Purchases, Redemptions, and Exchanges	23
Multiple Class Information	28
Shareholder Information	29
Financial Highlights	35

INVESTMENT OBJECTIVE

The USAA Income Stock Fund (the Fund) seeks current income with the prospect of increasing dividend income and the potential for capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares		None
Institutional Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.30%	0.23%
Total Annual Operating Expenses	0.80%	0.73%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$82	$255	$444	$990
Institutional Shares	$75	$233	$406	$906

1 | USAA Income Stock Fund

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the

Prospectus | 2

Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

There is a risk that the Fund’s investment in real estate investment trusts (REITs) will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REITs manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA Income Stock Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
12.02%	5.79%	19.01%	-3.31%	-35.62%	16.56%	13.03%	3.78%	12.70%	31.01%

NINE-MONTH YTD TOTAL RETURN
7.06% (9/30/14)
BEST QUARTER*	WORST QUARTER*
15.45% 3rd Qtr. 2009	-20.54% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Institutional Shares.

Prospectus | 4

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
Income Stock Fund Shares
Return Before Taxes	31.01%	15.08%	5.89%
Return After Taxes on Distributions	29.81%	14.67%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	18.45%	12.18%	4.74%
	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	08/01/08
Income Stock Institutional Shares
Return Before Taxes	31.08%	15.29%	-	8.36%
Indexes
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	32.53%	16.67%	7.58%	8.87%
Lipper Equity Income Funds Index (reflects no deduction for taxes)	28.70%	16.23%	7.17%	8.73%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Epoch Investment Partners, Inc. (Epoch)

5 | USAA Income Stock Fund

PORTFOLIO MANAGER(S)

AMCO

Stephan Klaffke, CFA, Executive Director, has co-managed a portion of the Fund since November 2012.

John P. Toohey, CFA, Head of Equities, has co-managed a portion of the Fund since November 2012.

EPOCH

Eric Sappenfield, Managing Director, Portfolio Manager, and Senior Research Analyst for Epoch’s U.S. and Global Equity Shareholder Yield strategies, has co-managed a portion of the Fund since October 2013.

Michael A. Welhoelter, CFA, Managing Director and Portfolio Manager, and Head of Quantitative Research & Risk Management, has co-managed a portion of the Fund since January 2010.

John Tobin, Ph.D, CFA, Director, Portfolio Manager, and Senior Research Analyst for Epoch’s U.S. and Global Equity Shareholder Yield strategies, has co-managed a portion of the Fund since October 2013.

Kera Van Valen, CFA, Director, Portfolio Manager, and Senior Research Analyst for Epoch’s U.S. and Global Equity Shareholder Yield strategies, has co-managed a portion of the Fund since October 2013.

William W. Priest, CFA, Chief Executive Officer, Co–Chief Investment Officer, and Portfolio Manager, has co-managed a portion of the Fund since January 2010.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

Prospectus | 6

▪	Minimum initial purchase: $3,000

▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Income Stock Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund’s seeks current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund normally invests at least 80% of its assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of com-panies that pay dividends. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund attempts to provide a portfolio with a dividend yield at or above the average of the Russell 1000 Value Index.

The portfolio may include common stocks, depositary receipts, real estate investment trusts (REITs), master limited partnerships (MLPs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

■ May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the

Prospectus | 8

ordinary course of business within seven days at approximately the value ascribed to such securities.

■ How are the decisions to buy and sell securities made?

AMCO

AMCO's investment philosophy will integrate three attributes in developing the Fund's portfolio: above-average dividend yield, dividend growth, and attractive valuation. We will seek to create a portfolio typically consisting of between 50 and 70 stocks. Our bottom-up, analyst-driven approach will identify companies with superior dividend-growth potential, while also seeking out above-average dividend-yielding securities. In addition, our analysis will apply a rational, business-like approach to selecting and evaluating companies with a focus on stocks trading at a significant discount what we consider to be to their intrinsic value. Our investment process will create a diversified portfolio of stocks that offer both a margin of safety and exceptional opportunities for capital appreciation.

Epoch

Fundamental research for the portion of the Fund managed by Epoch is carried out by a seasoned investment team averaging over 21 years of investment experience. Analysts work within the team structure and are involved through-out the decision-making process.

Epoch seeks to invest primarily in companies that generate increasing levels of free cash flow and have managements that use it to create returns for shareholders. The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases, and/or debt reduction.

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive, that are debt free or consistently reducing their debt burden, and that are led by strong management. Epoch evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The portfolio manager makes the final stock selection decisions and determines security weightings as part of the overall portfolio construction process, taking into consideration the risk/reward trade off and a stock’s contribution to risk in the overall portfolio. Epoch’s quantitative research and risk management team

9 | USAA Income Stock Fund

provides key inputs throughout the process. Epoch may sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals, or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Dividend Payout Risk: This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

Prospectus | 10

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

MLPs Investment Risk: MLPs carry many of the risks inherent in investing in a partnership, including risks related to limited control and limited rights to vote on matters affecting the MLP and risks related to potential conflicts of

11 | USAA Income Stock Fund

interest between the MLP and the MLP’s general partner. Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. MLPs are also subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause an MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to the Fund.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccu-racies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no

Prospectus | 12

assurance that governmental or other measures to aid economic recovery will be effective.

REITs Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment.

13 | USAA Income Stock Fund

The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category. This category includes funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                                   Annual Adjustment Rate
Relative to Index                                         (in basis points as a percentage
(in basis points)1                                      of the Fund’s average daily net assets)1

+/– 100 to 400                                              +/– 4
+/– 401 to 700                                              +/– 5
+/– 701 and greater                                            +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Equity Income Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a performance adjustment did not affect the base investment management fee of 0.50% for the Fund Shares but was added to the Institutional Shares by less than 0.01%.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder

Prospectus | 14

Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with Epoch, under which Epoch provides day-to-day discretionary management of the portion of the Fund’s assets attributed to them in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Board and AMCO. Epoch is compensated directly by AMCO and not by the Fund.

Epoch, located at 399 Park Avenue Avenue, New York, New York 10022, serves as a subadviser to the Fund. Epoch was founded in April 2004 as a Delaware corporation. As of September 30, 2014, the firm managed approximately $41.9 billion in assets.

PORTFOLIO MANAGER(S)

AMCO

Stephan J. Klaffke, CFA, Executive Director of Equity Investments, has co-managed a portion of the Fund since November 2012. Mr. Klaffke previously managed the Fund from August 1998 to June 2002. He has 31 years of investment management experience and has worked for USAA since September 2012 (Mr. Klaffke has nine years previous work experience with USAA). Prior to September 2012, however, Mr. Klaffke worked for ARX Capital Management, LLC from January 2003 to August 2012. Education: B.S. in finance, Indiana University, and an M.B.A., Texas Christian University. He is a member of the CFA Institute and the CFA Society of San Antonio.

John P. Toohey, CFA, Head of Equities, has co-managed a portion of the Fund since November 2012. Mr. Toohey has 16 years of investment management

15 | USAA Income Stock Fund

experience and has worked for us for five years. Education: B.A., Mathematics, Williams College. He holds the Chartered Financial Analyst designation.

Epoch

Epoch uses a team of portfolio managers and analysts acting together to manage its portion of the Fund’s investments. The senior members of the Fund’s port-folio management team are: Eric Sappenfield, Michael A. Welhoelter, John Tobin, Kera Van Valen, and William Priest. Primary responsibility for the day-to-day management resides with Eric Sappenfield.

Eric Sappenfield, Managing Director, Portfolio Manager, and Senior Research Analyst for Epoch’s U.S. and Global Equity Shareholder Yield strategies, has co-managed a portion of the Fund since October 2013. He joined Epoch in 2006 and has 29 years of investment management experience. Education: B.A., Stanford University; and an M.B.A., UCLA Anderson School of Management.

Michael A. Welhoelter, CFA, is Managing Director and Portfolio Manager – and is Head of Quantitative Research & Risk Management for Epoch. He is Epoch’s Chief Risk Officer and has co-managed a portion of the Fund since January 2010. Mr. Welhoelter joined Epoch in 2005. He has 28 years of investment management experience. Education: B.A., Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. He holds the Chartered Financial Analyst designation.

John Tobin, Ph.D., CFA, is Director, Portfolio Manager, and Senior Research Analyst primarily focused on Epoch’s U.S. and Global Equity Shareholder Yield strategies. He joined Epoch in 2012 and has co-managed a portion of the Fund since October 2013. Prior to joining Epoch in 2012, John taught undergraduate economics as a lecturer at Fordham University. Before that he spent four years at HSBC Global Asset Management as a senior research analyst and almost twenty years at Credit Suisse Asset Management where he was a senior research analyst for the U.S. High Yield Bond team. Previously, he worked at Bankers Trust Company where he began his career. He has 33 years of investment management experience. Education: A.B., A.M. and Ph.D., Fordham University. He holds the Chartered Financial Analyst designation.

Kera Van Valen, CFA, is Director, Portfolio Manager and Senior Research Analyst primarily focused on Epoch’s U.S. and Global Equity Shareholder Yield strategies. She joined Epoch in 2005 and has co-managed a portion of the Fund since October 2013. She has 13 years of investment management experience. Education: B.A., Colgate University; and M.B.A., Columbia University, Graduate School of Business. She holds the Chartered Financial Analyst designation.

Prospectus | 16

William W. Priest, CFA, is Chief Executive Officer, Co–Chief Investment Officer, and Portfolio Manager for Epoch. Mr. Priest co-founded Epoch in 2004 and has 49 years of investment management experience. He has managed a portion of the Fund since January 2010. Education: B.A., Duke University and M.B.A., the University of Pennsylvania Wharton Graduate School of Business. He holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and

17 | USAA Income Stock Fund

correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as a USAA Fund participating in a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Prospectus | 18

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 per transaction minimum, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Institutional Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an

19 | USAA Income Stock Fund

authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain

Prospectus | 20

information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

21 | USAA Income Stock Fund

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

Prospectus | 22

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

  Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

23 | USAA Income Stock Fund

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts

Prospectus | 24

exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

25 | USAA Income Stock Fund

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading consid-erations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its

Prospectus | 26

monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

27 | USAA Income Stock Fund

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying desig-nation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Prospectus | 28

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day

29 | USAA Income Stock Fund

that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available infor-mation that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Prospectus | 30

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are con-sidered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by

31 | USAA Income Stock Fund

the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distri-butions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A por-tion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respec-tive amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund.

Prospectus | 32

Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

 Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■           Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.

33 | USAA Income Stock Fund

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

  The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

  Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

  Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

Prospectus | 34

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Institutional Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Institutional Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

35 | USAA Income Stock Fund

USAA INCOME STOCK FUND SHARES
                                                              YEAR ENDED JULY 31,
                                      --------------------------------------------------------------------
                                            2014           2013           2012          2011          2010
                                      --------------------------------------------------------------------
Net asset value at beginning
  of period                           $    16.29     $    13.26     $    12.53    $    10.50    $     9.53
                                      --------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                      .47            .24            .18           .13           .13
  Net realized and unrealized gain          1.77           3.03            .73          2.03           .98
                                      --------------------------------------------------------------------
Total from investment operations            2.24           3.27            .91          2.16          1.11
                                      --------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.45)          (.24)          (.18)         (.13)         (.14)
  Realized capital gains                    (.36)             -              -             -             -
                                      --------------------------------------------------------------------
Total distributions                         (.81)          (.24)          (.18)         (.13)         (.14)
                                      --------------------------------------------------------------------
Net asset value at end of period      $    17.72     $    16.29     $    13.26    $    12.53    $    10.50
                                      ====================================================================
Total return (%)*                          14.06          24.89           7.34         20.59         11.65(b)
Net assets at end of
  period (000)                        $1,640,134     $1,453,425     $1,680,648    $1,440,420    $1,228,596
Ratios to average net assets:**
  Expenses (%)(a)                            .80            .85            .85           .84           .84(b)
  Net investment income (%)                 2.77           1.67           1.43          1.08          1.26
Portfolio turnover (%)                        57             64             42            38(c)        107

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,556,647,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares'expenses paid indirectly decreased the expense ratios as follows:
                                            (.00%)(+)      (.00%)(+)      (.00%)(+)     (.00%)(+)     (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(b) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $233,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares'
    expense ratios by 0.02%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) Reflects decreased trading activity due to market volatility.

Prospectus | 36

USAA INCOME STOCK FUND INSTITUTIONAL SHARES
                                                                YEAR ENDED JULY 31,
                                     -----------------------------------------------------------------------
                                           2014           2013            2012           2011           2010
                                     -----------------------------------------------------------------------
Net asset value at beginning
  of period                          $    16.28       $  13.25        $  12.52       $  10.49        $  9.52
                                     -----------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                     .49            .26             .20            .16            .16
  Net realized and unrealized gain         1.76           3.03             .73           2.02            .97
                                     -----------------------------------------------------------------------
Total from investment operations           2.25           3.29             .93           2.18           1.13
                                     -----------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.46)          (.26)           (.20)          (.15)          (.16)
  Realized capital gains                   (.36)             -               -              -              -
                                     -----------------------------------------------------------------------
Total distributions                        (.82)          (.26)           (.20)          (.15)          (.16)
                                     -----------------------------------------------------------------------
Net asset value at end of
  period                             $    17.71       $  16.28        $  13.25       $  12.52        $ 10.49
                                     =======================================================================
Total return (%)*                         14.16          25.08            7.52          20.86          11.88
Net assets at end of
  period (000)                       $1,037,014       $880,414        $249,551       $144,236        $87,983
Ratios to average net assets:**
  Expenses (%)(a)                           .73            .73             .71            .61            .62
  Expenses, excluding
    reimbursements (%)(a)                   .73            .73             .71            .61(b)         .62(b)
  Net investment income (%)                2.85           1.83            1.56           1.29           1.37
Portfolio turnover (%)                       57             64              42             38(c)         107

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,002,068,000.
(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to .62% of the Institutional
    Shares' average net assets.
(c) Reflects decreased trading activity due to market volatility.

37 | USAA Income Stock Fund

NOTES

Prospectus | 38

39 | USAA Income Stock Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

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23454-1214                Investment Company Act File No. 811-7852                      ©2014, USAA. All rights reserved. GRAPHIC OMITTED]

Part A

Prospectus for
Short-Term Bond Fund Shares, Short-Term Bond Fund Institutional Shares,
and Short-Term Bond Fund Adviser Shares

Filed herein

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[GRAPHIC OMITTED]

PROSPECTUS
USAA SHORT-TERM BOND FUND
FUND SHARES (USSBX) * INSTITUTIONAL SHARES (UISBX) * ADVISER SHARES (UASBX)
       DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	4
Investment Adviser	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	7
Tax Information	8
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Fund Prospectus
Investment Objective	9
Principal Investment Strategy	9
Risks	11
Portfolio Holdings	19
Fund Management	19
Portfolio Manager(s)	21
Purchases	22
Redemptions	25
Converting Shares	27
Exchanges	28
Other Important Information
About Purchases, Redemptions, and Exchanges	29
Multiple Class Information	31
Shareholder Information	32
Financial Highlights	38

INVESTMENT OBJECTIVE

The USAA Short-Term Bond Fund (the Fund) seeks high current income consistent with preservation of principal.

FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares			None
Institutional Shares			None
Adviser Shares			None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.29%	0.26%	0.26%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.34%	0.23%	0.33%
Total Annual Operating Expenses	0.63%	0.49%	0.84%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 | USAA Short-Term Bond Fund

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$64	$202	$351	$786
Institutional Shares	$50	$157	$274	$616
Adviser Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to very speculative have some degree of credit risk.

Prospectus | 2

Securities rated below-investment-grade, also known as "junk bonds," generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic down-turns and financial setbacks or liquidity events.

The Fund is subject to U.S. Government Sponsored Enterprises (GSEs) Risk. While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obliga-tions, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply and demand of debt securities, or other factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages and other securities in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

Liquidity risk is the risk that a fund’s investment generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually

3 | USAA Short-Term Bond Fund

means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

Prospectus | 4

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
1.88%	2.29%	4.71%	5.77%	-2.56%	14.05%	4.75%	2.46%	4.08%	1.02%

NINE-MONTH YTD TOTAL RETURN
1.52% (9/30/14)
BEST QUARTER*	WORST QUARTER*
5.12% 2nd Qtr. 2009	-2.83% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

5 | USAA Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
Short-Term Bond Fund Shares
Return Before Taxes	1.02%	5.18%	3.77%
Return After Taxes on Distributions	0.15%	4.02%	2.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.57%	3.59%	2.42%
	Past	Past		Institutional Shares Inception Date
	1 Year	5 Years		08/01/08
Short-Term Bond Fund Institutional Shares
Return Before Taxes	1.17%	5.39%		4.27%
	Past			Adviser Shares Inception Date
	1 Year			08/01/10
Short-Term Bond Fund Adviser Shares
Return Before Taxes	0.75%			2.20%
	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	8/1/2008*
Indexes
Barclays 1-3 Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	0.64%	2.02%	2.91%	2.34%
Lipper Short Investment Grade Funds Index (reflects no deduction for taxes)	0.68%	4.14%	2.83%	3.06%

* The average annual total return for the Barclays 1-3 Government/Credit Index and Lipper Short Investment Grade Funds Index from August 1, 2010 - the inception date of the Adviser Shares - through December 31, 2013 was 1.15% and 2.06%, respectively.

Prospectus | 6

INVESTMENT ADVISER

USAA Asset Management Company

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since May 2002.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007.

Brian W. Smith, CFA, CPA, Executive Director Mutual Funds Portfolios, has co-managed the Fund since December 2013.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000
▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

7 | USAA Short-Term Bond Fund

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks high current income consistent with the preservation of principal. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund normally invests at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

■ What types of debt securities may be included in the Fund’s portfolio?

The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. While these securities are primarily U.S. dollar-denominated debt securities, the Fund may invest up to 20% in non-dollar-denominated securities.
Certain bond and money market instruments, such as collateralized mortgage obligations, commercial mortgage-backed securities (CMBSs), interest-only CMBS securities, periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or

9 | USAA Short-Term Bond Fund

dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ What is the credit quality of the debt securities?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating organizations (NRSROs) approved by the Securities and Exchange Commission (SEC). Below are investment-grade ratings for four of the current NRSRO rating agencies:

	Long-Term	Short-Term
Rating Agency	Debt Securities	Debt Securities
Moody’s Investors		At least Prime–3
Service, Inc.	At least Baa3	or MIG 3/VMIG 3
Standard & Poor’s		At least A–3
Ratings Group	At least BBB–	or SP–2
Fitch Ratings, Inc.	At least BBB–	At least F3
Dominion Bond
Rating Service Limited	At least BBB low	At least R–2 low

If a security does not meet the requirements set forth above or is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded may be less liquid than the market for investment-grade securities.

You will find a further description of the debt ratings in the Fund’s SAI.

Prospectus | 10

■ How are the decisions to buy and sell securities made?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.

We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the under-lying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is

11 | USAA Short-Term Bond Fund

also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund’s overall credit risk by:

■
Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies’ estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

■	Independently assessing credit risk and its impact on the Fund’s portfolio when evaluating potential investments for the Fund.
■
Diversifying the Fund’s portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below-investment-grade ("junk" or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial

Prospectus | 12

setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due, or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

Currency Investing Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the deri-vative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to the Fund.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control

13 | USAA Short-Term Bond Fund

regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the FHFA as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.

Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for investment securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To com-pensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Prospectus | 14

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

In the years following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the Fed) has attempted to stabilize the U.S. economy and support its recovery by keeping the federal funds rate at or near zero percent and by purchasing large quantities of U.S. government securities on the open market (referred to as “quantitative easing”). As the Fed “tapers” or reduces quantitative easing (or as the market anticipates future tapering), there is a risk that interest rates across the U.S. financial system will rise. These policy changes and related market speculation as to their timing may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed- income mutual funds and decreased liquidity of fixed-income securities could hurt a Fund’s performance.

Legislative Risk: Legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s NAV.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot

15 | USAA Short-Term Bond Fund

sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil.

Prospectus | 16

In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepay-ments of principal before the security’s maturity date due to voluntary pre-payments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase the mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bank-ruptcies. They may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are

17 | USAA Short-Term Bond Fund

higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s credit-worthiness than are the prices of debt securities.

Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case,

Prospectus | 18

the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

REITs Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the

19 | USAA Short-Term Bond Fund

Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance of the Lipper Short Investment Grade Bond Funds Index. The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Short Investment Grade Debt Funds category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                          Annual Adjustment Rate
Relative to Index                             (in basis points as a percentage
(in basis points)1                             of the Fund’s average daily net assets)1

+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the shares class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Short Investment Grade Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a performance adjustment was added to the base

Prospectus | 20

investment management fee of 0.24% by 0.05% for Fund Shares, 0.02% for the Institutional Shares, and 0.02% for the Adviser Shares.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets.

We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since May 2002. Mr. Freund has 25 years of investment management experience and has worked for USAA 20 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007. She has 27 years of investment management experience and has worked for USAA 15 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

Brian W. Smith, CFA, CPA, Executive Director Mutual Funds Portfolios, has co-managed the Fund since December 2013. Mr. Smith has 15 years of investment management experience and has worked for USAA 29 years. Education: B.B.A., University of Texas at San Antonio, M.B.A., University of Texas at San Antonio. He is a member of the CFA Institute and the CFA Society of San Antonio.

21 | USAA Short-Term Bond Fund

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through

Prospectus | 22

USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as a USAA Fund participating in a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

23 | USAA Short-Term Bond Fund

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per

Prospectus | 24

share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares, Institutional Shares, and Adviser Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

25 | USAA Short-Term Bond Fund

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we

Prospectus | 26

receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares into Fund Shares.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

27 | USAA Short-Term Bond Fund

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Prospectus | 28

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

29 | USAA Short-Term Bond Fund

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

Checkwriting

■
You may write checks in the amount of $250 or more. Checks written for less than $250 may be returned unpaid. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account

Prospectus | 30

whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING POLICY

At this time, the Board has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Suspend redemptions as provided under SEC rules applicable to money market funds.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate

31 | USAA Short-Term Bond Fund

arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances,we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by

Prospectus | 32

financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily avail-able and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

33 | USAA Short-Term Bond Fund

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are con-sidered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Distributions from the Fund’s net investment income are accrued daily and distributed on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares the day following the effective date of their purchase and continue to accrue, and including, to the effective date of their redemption. When you choose to receive

Prospectus | 34

cash dividends by way of electronic funds transfer, we will send them to you after the distribution date each month.

Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when con-sidered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distri-butions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income

35 | USAA Short-Term Bond Fund

tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation thereafter annually).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

Prospectus | 36

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■ Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its share-holders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

37 | USAA Short-Term Bond Fund

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Adviser Shares for the Fund over the past five years or since inception. Certain infor-mation reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares, Institutional Shares, or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 38

USAA SHORT-TERM BOND FUND SHARES
                                                            YEAR ENDED JULY 31,
                               ---------------------------------------------------------------------------
                                     2014            2013            2012             2011            2010
                               ---------------------------------------------------------------------------
Net asset value at
 beginning of period           $     9.19      $     9.24      $     9.20       $     9.21      $     8.89
                               ---------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                .17             .20             .25              .27             .34
 Net realized and
  unrealized gain (loss)              .04            (.05)            .04             (.01)            .32
                               ---------------------------------------------------------------------------
Total from investment
 operations                           .21             .15             .29              .26             .66
                               ---------------------------------------------------------------------------
Less distributions from:
 Net investment income               (.17)           (.20)           (.25)            (.27)           (.34)
 Realized capital gains                 -            (.00)(c)           -                -               -
                               ---------------------------------------------------------------------------
Total distributions                  (.17)           (.20)           (.25)            (.27)           (.34)
                               ---------------------------------------------------------------------------
Net asset value at end
 of period                     $     9.23      $     9.19      $     9.24       $     9.20      $     9.21
                               ===========================================================================
Total return (%)*                    2.28            1.61            3.21             2.85            7.52(a)
Net assets at end
 of period (000)               $1,683,052      $1,657,261      $2,246,096       $1,978,161      $1,767,213
Ratios to average
 net assets:**
 Expenses (%)(b)                      .63             .64             .63              .62             .63(a)
 Net investment
  income (%)                         1.83            2.14            2.73             2.92            3.64
Portfolio turnover (%)                 28              25              36               26              25

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended July 31, 2014, average net assets were $1,648,038,000.
(a)  During the year ended July 31, 2010, SAS reimbursed the Fund Shares
     $128,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund
     Shares' total return was less than 0.01%. The reimbursement decreased the
     Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(b)  Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c)  Represents less than $0.01 per share.

39 | USAA Short-Term Bond Fund

USAA SHORT-TERM BOND FUND INSTITUTIONAL SHARES
                                                            YEAR ENDED JULY 31,
                               ---------------------------------------------------------------------------
                                     2014            2013            2012              2011           2010
                               ---------------------------------------------------------------------------
Net asset value at
 beginning of period           $     9.18      $     9.24      $     9.20        $     9.21     $     8.89
                               ---------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                .18             .21             .26               .29            .36
 Net realized and
  unrealized gain (loss)              .05            (.06)            .04              (.01)           .32
                               ---------------------------------------------------------------------------
Total from investment
 operations                           .23             .15             .30               .28            .68
                               ---------------------------------------------------------------------------
Less distributions from:
 Net investment income               (.18)           (.21)           (.26)             (.29)          (.36)
 Realized capital gains                 -            (.00)(b)           -                 -              -
                               ---------------------------------------------------------------------------
Total distributions                  (.18)           (.21)           (.26)             (.29)          (.36)
                               ---------------------------------------------------------------------------
Net asset value at end
 of period                     $     9.23      $     9.18      $     9.24        $     9.20     $     9.21
                               ===========================================================================
Total return (%)*                    2.54            1.66            3.37              3.09           7.78
Net assets at end
 of period (000)               $1,977,300      $1,697,847      $  369,557        $  118,103     $   70,514
Ratios to average
 net assets:**
 Expenses (%)(a)                      .49             .48             .49               .39(c)         .38(c)
 Net investment
  income (%)                         1.96            2.24            2.82              3.15           3.84
Portfolio turnover (%)                 28              25              36                26             25

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended July 31, 2014, average net assets were $1,790,486,000.
(a)  Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
     Shares' expenses paid indirectly decreased the expense ratios by less than
     0.01%.
(b)  Represents less than $0.01 per share.
(c)  Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.41% of the
     Institutional Shares' average net assets.

Prospectus | 40

USAA SHORT-TERM BOND FUND ADVISER SHARES
                                                                                           PERIOD ENDED
                                                     YEAR ENDED JULY 31,                      JULY 31
                                        ----------------------------------------------------------------
                                            2014             2013             2012               2011***
                                        ----------------------------------------------------------------
Net asset value at beginning of period  $   9.19         $   9.24         $   9.20           $   9.21
                                        ----------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                       .15              .17              .23                .24
 Net realized and unrealized gain (loss)     .04             (.05)             .04               (.01)
                                        -------------------------------------------------------------
Total from investment operations             .19              .12              .27                .23
                                        -------------------------------------------------------------
Less distributions from:
 Net investment income                      (.15)            (.17)            (.23)              (.24)
 Realized capital gains                        -             (.00)(c)            -                  -
                                        -------------------------------------------------------------
Total distributions                         (.15)            (.17)            (.23)              (.24)
                                        -------------------------------------------------------------
Net asset value at end of period        $   9.23         $   9.19         $   9.24           $   9.20
                                        =============================================================
Total return (%)*                           2.07             1.35             2.94               2.55
Net assets at end of period (000)       $ 13,056         $  9,872         $  6,992           $  5,583
Ratios to average net assets:**
 Expenses (%)(a)                             .84              .90              .90                .90(b)
 Expenses, excluding
  reimbursements (%)(a)                      .84             1.01             1.11               1.65(b)
 Net investment income (%)                  1.62             1.85             2.46               2.64(b)
Portfolio turnover (%)                        28               25               36                 26

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended July 31, 2014, average net assets were $12,225,000.
***  Adviser Shares were initiated on August 1, 2010.
(a)  Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)  Represents less than $0.01 per share.

41 | USAA Short-Term Bond Fund

NOTES

Prospectus | 42

43 | USAA Short-Term Bond Fund

            9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD U.S. Postage PAID USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

23456-1214                Investment Company Act File No. 811-7852                  ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Money Market Fund

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA MONEY MARKET FUND (USAXX)
DECEMBER 1, 2014

The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	1
Principal Risks	2
Performance	2
Investment Adviser	4
Portfolio Manager(s)	4
Purchase and Sale of Shares	4
Tax Information	4
Fund Prospectus
Investment Objective	5
Principal Investment Strategy	5
Risks	8
Portfolio Holdings	10
Fund Management	11
Portfolio Manager(s)	12
Purchases	12
Redemptions	14
Exchanges	15
Other Important Information
About Purchases, Redemptions, and Exchanges	16
Shareholder Information	18
Financial Highlights	22

INVESTMENT OBJECTIVE

The USAA Money Market Fund (the Fund) seeks the highest income consistent with preservation of capital and the maintenance of liquidity.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.24%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.39%
Total Annual Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

PRINCIPAL INVESTMENT STRATEGY

The Fund invests its assets in high-quality, U.S. dollar-denominated, short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

1 | USAA Money Market Fund

PRINCIPAL RISKS

An investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results.

Credit risk should be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates, changes in supply and demand for investment securities, or other market factors. If interest rates increase, the yield of the Fund may increase, may likely increase its total return. If interest rates decrease, the yield of the Fund may decrease, which may decrease the Fund’s total return. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years. The table shows the Fund's average annual total returns for the periods indicated.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

Prospectus | 2

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
0.95%	2.82%	4.63%	4.81%	2.88%	0.84%	0.02%	0.01%	0.03%	0.01%

NINE-MONTH YTD TOTAL RETURN
0.01% (9/30/14)
BEST QUARTER*	WORST QUARTER*
1.23% 4th Qtr. 2006	0.00% 4th Qtr. 2013
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
1 Year	5 Years	10 Years
0.01%	0.18%	1.68%

3 | USAA Money Market Fund

INVESTMENT ADVISER

  USAA Asset Management Company

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since October 2006.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

Minimum initial purchase: $1,000. The minimum initial purchase is waived with establishment of a $50 monthly systematic investment.

Minimum subsequent investment: $50 (Except on transfers from brokerage accounts, which are exempt from the minimum.)

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

Prospectus | 4

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks the highest income consistent with preservation of capital and the maintenance of liquidity. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund invests its assets in high-quality, U.S. dollar-denominated short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict SEC guidelines applicable to money market funds.

■ What are the main types of money market instruments in which the Fund may invest?

The Fund’s portfolio may include, but is not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities.

■ Are there any limits on how much can be invested in one issuer?

Yes. The SEC has set certain diversification requirements for money market funds. Generally, these requirements limit a taxable money market fund’s investments in securities of any issuer to no more than 5% of the Fund’s assets. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund’s assets, greater than 10% of the Fund’s assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

5 | USAA Money Market Fund

■ Will the Fund's assets be invested in illiquid securities?

The Fund may invest up to 5% of its net assets in illiquid securities, which generally are securities that the Fund cannot sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ What is the credit quality of the Fund’s investments?

The Fund’s purchases consist of high-quality securities that qualify as eligible securities under the SEC rules that apply to money market funds. In general, an eligible security is defined as a security that is:

❖	Issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

❖
Rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two of the Fund’s designated Nationally Recognized Statistical Rating Organizations (NRSROs) or by one designated NRSRO if the security is rated by only one NRSRO;

❖	Unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term obligations so rated; or

❖	Unrated but determined by us to be of comparable quality.

In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

■ Who are the designated NRSROs?

Current NRSROs include:

❖	Moody’s Investors Service, Inc.

❖	Standard & Poor’s Ratings Group

❖	Fitch Ratings, Inc.

❖	Dominion Bond Rating Service Limited

■ What happens if the rating of a security is downgraded?

If the rating of a security is downgraded after purchase, we, subject under certain circumstances to Board’s review, will determine whether it is in the best interest of the Fund’s shareholders to continue to hold the security in the Fund’s portfolio.

Prospectus | 6

■ Will the Fund maintain a net asset value (NAV) of $1 per share?

We will endeavor to maintain a constant Fund NAV of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts have determined that the security presents minimal credit risk. The Fund may acquire any security in the second-highest rating category for short-term debt obligations assigned by NRSROs (sometimes referred to as a Second Tier Security). Generally, SEC limitations prohibit the Fund from investing more than 3% of its assets in Second Tier Securities.

There also is a risk that rising interest rates will cause the value of the Fund’s securities to decline. Certain of the securities in which the Fund may invest pay interest at a rate that is periodically adjusted, referred to as adjustable rate securities. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and by maintaining a dollar-weighted average portfolio maturity (WAM) for the Fund of 60 days or less and a weighted average life (WAL) of 120 days or less. The maturity of each security is calculated based upon SEC guidelines.

Finally, there is the possibility that one or more investments in the Fund cease to be “eligible securities” resulting in the NAV ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

In July 2014, the SEC adopted amendments to money market fund regulations (2014 Amendments) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments, among other things, require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 per share constant Fund NAV. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the Fund is unclear; however, any changes to the Fund’s operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may affect negatively the

7 | USAA Money Market Fund

Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.

■ How are the decisions to buy and sell securities made?

We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

RISKS

Credit Risk: Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

Interest Rate Risk: Interest rate risk is the possibility that the value of the Fund’s investments will fluctuate because of changes in interest rates, adverse changes in supply and demand for investment securities, or other market factors.

■ If interest rates increase, the yield of the Fund may increase, which may likely increase the Fund’s total return.

■ If interest rates decrease, the yield of the Fund may decrease, which may decrease the Fund’s total return.

In the years following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the Fed) has attempted to stabilize the U.S. economy and support its recovery by keeping the federal funds rate at or near zero percent and by purchasing large quantities of U.S. government securities on the open market (referred to as “quantitative easing”). As the Fed “tapers” or reduces quantitative easing (or as the market anticipates future tapering), there is a risk that interest rates across the U.S. financial system will rise. These policy changes and related market speculation as to their timing may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds

Prospectus | 8

that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed income mutual funds and decreased liquidity of fixed-income securities could hurt a Fund’s performance.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results.

Structural Risk: Variable-rate demand notes (VRDNs) are generally long-term bonds with a demand feature that is used to shorten the maturity. The demand feature represents the right to sell the security back to the remarketer or liquidity provider for repurchase on short notice, normally one day or seven days. Usually the demand feature is backed by a letter of credit or similar guarantee from a bank. Since we are relying on the demand feature to shorten maturity, the ability to exercise the demand feature would be dependent upon the bank. We would only purchase VRDNs where we were comfortable that the banks would be able to honor their obligation on the demand feature.

9 | USAA Money Market Fund

Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. We will not purchase a synthetic instrument unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

Other types of securities that are subject to structural risk include liquidity protected preferred shares (LPP shares) and other similar securities. LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments, which could adversely impact the value and liquidity of the Fund’s investment in LPP shares, the tax treatment of investments in LPP shares, or the ability of the Fund to invest in LPP shares.

Other Risks: Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain amount, the FDIC will insure that the bank meets its obligations.

This Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund’s per share NAV. The Fund always seeks to maintain a constant NAV of $1 per share. Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account may grow over time.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI,

Prospectus | 10

which is available upon request. In addition, information relating to the Fund’s portfolio holdings, as well as its dollar-weighted average maturity and weighted average life, will be posted to usaa.com five business days after the end of each month and will remain posted on the website for six months thereafter. In addition, the Fund will report certain information to the SEC monthly on Form N-MFP, including the Fund’s portfolio holdings and other pricing information, which will be made public 60 days’ after the end of the month to which the information pertains.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund’s average net assets. We have voluntarily agreed, on a temporary basis, to make payments to the Fund and to reimburse management, administrative, or other fees to limit the Fund’s expenses and attempt to prevent a negative yield. We can modify or terminate this arrangement at any time.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. USAA Investment Management Company acts as the Fund's distributor.

  The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each

11 | USAA Money Market Fund

subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since October 2006. He has 28 years of investment management experience and has worked for us for 27 years. Education: B.A., Creighton University, Omaha, Nebraska; master’s degree in finance, University of Texas at San Antonio. Mr. Era is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund securities.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or

Prospectus | 12

to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Shares of the Fund also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase shares of the Fund through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If shares of the Fund are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

MINIMUM INITIAL PURCHASE

$1,000. The minimum initial purchase is waived with the establishment of a $50 monthly systematic investment. In addition, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period with no initial investment.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the

13 | USAA Money Market Fund

close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins.

REDEMPTIONS

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

If you have an account with us, you may redeem shares of the Fund by Internet, by telephone, or by mail on any day the NAV per share is calculated. Your redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If shares of the Fund are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for

Prospectus | 14

redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus.

  Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

15 | USAA Money Market Fund

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Prospectus | 16

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

Checkwriting

■
You may write checks in the amount of $250 or more. Checks written for less than $250 may be returned unpaid. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account

17 | USAA Money Market Fund

whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING POLICY

At this time, the Board has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations;

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and

■	Suspend redemptions as provided under SEC rules applicable to money market funds.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption.

Prospectus | 18

The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Securities are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost, which approximates market value.

Securities for which valuations are not readily available or are considered unreliable are valued in good faith by us at fair value using valuation procedures and procedures to stabilize net asset value approved by the Board.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net investment income is accrued daily and distributed on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares the day following the effective date of their purchase. When buying Fund shares through a federal funds wire, however, you can begin earning dividends immediately on the day your instructions to purchase are received if you pay for your purchase by bank wire transfer prior to 10:30 a.m. Eastern time on the same day. Dividends continue to accrue to the effective date of redemption. If you redeem shares with a same-day wire request before 10:30 a.m. Eastern time, however, the shares will not earn dividends that same day.

Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise tax. We will automatically reinvest all income dividends and capital gain distributions, if any, in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. When you choose to receive cash dividends by way of electronic funds transfer, we will send them to you after the distribution date each month. We will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.

19 | USAA Money Market Fund

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

  The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■    Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Prospectus | 20

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

  Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

21 | USAA Money Market Fund

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 22

USAA MONEY MARKET FUND
                                                               YEAR ENDED JULY 31,
                                   --------------------------------------------------------------------------------
                                         2014              2013             2012               2011            2010
                                   --------------------------------------------------------------------------------
Net asset value at beginning
 of period                         $     1.00        $     1.00       $     1.00         $     1.00      $     1.00
                                   --------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income(a)                 .00               .00              .00                .00             .00
 Net realized and unrealized
  gain(a)                                 .00               .00              .00                .00             .00
                                   --------------------------------------------------------------------------------
Total from investment
 operations(a)                            .00               .00              .00                .00             .00
                                   --------------------------------------------------------------------------------
Less distributions from:
 Net investment income(a)                (.00)             (.00)            (.00)              (.00)           (.00)
 Realized capital gains                  (.00)(a)          (.00)(a)            -                  -               -
                                   --------------------------------------------------------------------------------
Total distributions(a)                   (.00)             (.00)            (.00)              (.00)           (.00)
                                   --------------------------------------------------------------------------------
Net asset value at end
 of period                         $     1.00        $     1.00       $     1.00         $     1.00      $     1.00
                                   ================================================================================
Total return (%)*                         .01               .01              .03(c)             .02             .16(b)
Net assets at end of
 period (000)                      $5,192,675        $5,140,226       $4,879,905         $5,020,709      $5,317,166
Ratios to average net assets:**
 Expenses (%)                             .22               .30(d)           .34(c),(d)         .40(d)          .56(b),(d)
 Expenses, excluding
  reimbursements (%)                      .63               .63(d)           .65(c),(d)         .65(d)          .62(b),(d)
 Net investment income (%)                .01               .01              .03                .01             .17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $5,254,926,000.
(a) Represents less than $0.01 per share.
(b) During the year ended July 31, 2010, SAS reimbursed the Fund $817,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by
    0.01%. This decrease is excluded from the expense ratios in the Financial
    Highlights table.
(c) During the year ended July 31, 2012, SAS reimbursed the Fund $853,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by
    0.02%. This decrease is excluded from the expense ratios in the Financial
    Highlights table.
(d) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01% of average net assets.

23 | USAA Money Market Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD U.S. Postage PAID USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

23457-1214             Investment Company Act File No. 811-7852                ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Science & Technology Fund Shares, Science & Technology Adviser Shares

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA SCIENCE & TECHNOLOGY FUND
FUND SHARES (USSCX) * ADVISER SHARES (USTCX)
DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	5
Subadviser(s)	5
Portfolio Manager(s)	5
Purchase and Sale of Shares	6
Tax Information	6
Payments to Broker-Dealers and
Other Financial Intermediaries	7
Fund Prospectus
Investment Objective	8
Principal Investment Strategy	8
Risks	9
Portfolio Holdings	12
Fund Management	12
Portfolio Manager(s)	14
Purchases	15
Redemptions	19
Converting Shares	20
Exchanges	21
Other Important Information
About Purchases, Redemptions, and Exchanges	22
Multiple Class Information	27
Shareholder Information	28
Financial Highlights	34

INVESTMENT OBJECTIVE

The USAA Science & Technology Fund (the Fund) seeks long-term capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares		None
Adviser Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Adviser Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.79%	0.78%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.45%	0.38%
Total Annual Operating Expenses	1.24%	1.41%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$126	$393	$681	$1,500
Adviser Shares	$144	$446	$771	$1,691

1 | USAA Science & Technology Fund

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund may invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting,

Prospectus | 2

reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund’s investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund’s portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regula-tions and may need governmental approval of their products and services.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA Science & Technology Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
3.15%	11.16%	9.66%	11.57%	-43.72%	50.75%	13.57%	-0.56%	18.11%	41.15%

NINE-MONTH YTD TOTAL RETURN
11.95% (9/30/14)
BEST QUARTER*	WORST QUARTER*
18.55% 2nd Qtr. 2009	-26.55% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of shares of the Fund may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Adviser Shares.

Prospectus | 4

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
Science & Technology Fund Shares
Return Before Taxes	41.15%	23.20%	8.49%
Return After Taxes on Distributions	37.62%	22.58%	8.22%
Return After Taxes on Distributions and Sale of Fund Shares	24.53%	18.96%	6.88%

	Past	Past	Past	Adviser Shares Inception Date
	1 Year	5 Years	10 Years	08/01/10
Science & Technology Fund Adviser Shares
Return Before Taxes	40.87%	-	-	20.71%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.93%	7.40%	18.85%
Lipper Science & Technology Funds Index (reflects no deduction for taxes)	36.79%	22.39%	7.69%	18.16%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Wellington Management Company, LLP (Wellington Management)

PORTFOLIO MANAGER(S)

Robert L. Deresiewicz, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the science portion of the Fund since December 2013.

5 | USAA Science & Technology Fund

John F. Averill, CFA, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Bruce L. Glazer, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Anita M. Killian, CFA, Director, Partner, and Global Industry Analyst affiliated with Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Michael T. Masdea, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the technology portion of the Fund since July 2010.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000
▪	Minimum subsequent investment: $50

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

Prospectus | 6

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Science & Technology Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks long-term capital appreciation. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund normally invests at least 80% of its assets in equity securities of com-panies that are expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

■ In what industries will the Fund’s assets be invested?

At least 80% of the Fund’s net assets will be invested in industries such as, but not limited to, biotechnology, computer hardware, software and services, communication and telecommunication equipment and services, electronics, health care, drugs, medical products and supplies, specialized health care services, aerospace and defense, and other industries Wellington Management believes may benefit directly or indirectly from research and development in the science and technology fields. The Fund’s remaining assets may be invested in any other industry.

Prospectus | 8

■ May the Fund’s assets be invested in foreign securities?

Yes. Up to 50% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ How are the decisions to buy and sell securities made?

Security selection decisions are based on in-depth fundamental analysis and valuation. For stocks purchased the portfolio, Wellington Management typically favors the following attributes: a positive change in operating results is anticipated; unrecognized or undervalued capabilities are present; and high-quality management that is able to deliver shareholder value.

Wellington Management typically will sell stocks when: target prices are achieved; there is a negative change in the company’s fundamental outlook; or more attractive valuations are available in a comparable company.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

9 | USAA Science & Technology Fund

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Industry Risk: A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund’s investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund’s portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other

Prospectus | 10

investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks

11 | USAA Science & Technology Fund

of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

Prospectus | 12

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds within the Lipper Science & Technology category. This category includes funds that invest at least 65% of their equity portfolio in science and technology stocks. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                                         Annual Adjustment Rate
Relative to Index                                               (in basis points as a percentage
(in basis points)1                                            of the Fund’s average daily net assets)1

+/– 100 to 400                                                   +/– 4
+/– 401 to 700                                                    +/– 5
+/– 701 and greater                                                     +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Science & Technology Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a performance adjustment was added to the base investment management fee of 0.75% by 0.04% for the Fund Shares and 0.03% for the Adviser Shares.

13 | USAA Science & Technology Fund

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO. Wellington Management is compensated directly by AMCO not by the Fund.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 89 years. As of September 30, 2014, Wellington Management had investment management authority with respect to approximately $892 billion in assets. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership.

PORTFOLIO MANAGER(S)

The Fund is managed by teams of senior investment professionals.

Robert L. Deresiewicz, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management, joined the firm as an investment pro-

Prospectus | 14

fessional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the science portion of the Fund since December 2013.

John F. Averill, CFA, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Bruce L. Glazer, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Anita M. Killian, CFA, Director, Partner, and Global Industry Analyst affiliated with Wellington Management and located outside the United States, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the technology portion of the Fund since June 2002.

Michael T. Masdea, Senior Vice President, Partner, and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2008. Mr. Masdea has been involved in portfolio management and securities analysis for the technology portion of the Fund since July 2010.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by

15 | USAA Science & Technology Fund

mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees

Prospectus | 16

also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

17 | USAA Science & Technology Fund

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Adviser Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

Prospectus | 18

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your

19 | USAA Science & Technology Fund

USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

CONVERTING SHARES

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares into Fund Shares.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

Prospectus | 20

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

21 | USAA Science & Technology Fund

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Prospectus | 22

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by

23 | USAA Science & Technology Fund

using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive

Prospectus | 24

purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit

25 | USAA Science & Technology Fund

the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

Prospectus | 26

■	Redeem an account with less than $250, with certain limitations; and
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to finan-cial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

27 | USAA Science & Technology Fund

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distri-butor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day

Prospectus | 28

that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available infor-mation that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

29 | USAA Science & Technology Fund

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the

Prospectus | 30

ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distri-butions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund.

31 | USAA Science & Technology Fund

Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■       Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Prospectus | 32

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

33 | USAA Science & Technology Fund

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Adviser Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 34

USAA SCIENCE & TECHNOLOGY FUND SHARES

                                                          YEAR ENDED JULY 31,
                                     ------------------------------------------------------------
                                         2014          2013         2012        2011         2010
                                     ------------------------------------------------------------
Net asset value at beginning
 of period                           $  17.78      $  14.24     $  13.26     $ 10.65     $   9.42
                                     ------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)            (.09)(a)       .03(b)      (.02)       (.01)(a)     (.04)(a)
 Net realized and unrealized gain        4.86(a)       3.51         1.00        2.62(a)      1.27(a)
                                     ------------------------------------------------------------
Total from investment operations         4.77(a)       3.54          .98        2.61(a)      1.23(a)
                                     ------------------------------------------------------------
Less distributions from:
 Net investment income                   (.40)            -            -           -            -
 Realized capital gains                 (1.19)            -            -           -            -
                                     ------------------------------------------------------------
Total distributions                     (1.59)            -            -           -            -
                                     ------------------------------------------------------------
Net asset value at end of period     $  20.96      $  17.78     $  14.24     $ 13.26     $  10.65
                                     ============================================================
Total return (%)*                       27.94         24.86         7.39       24.51        13.06(c)
Net assets at end of period (000)    $589,615      $436,613     $354,495    $344,619     $292,326
Ratios to average net assets:**
 Expenses (%)(d)                         1.24          1.34         1.38        1.36         1.45(c)
 Net investment loss (%)                 (.44)         (.08)        (.30)       (.10)        (.37)
Portfolio turnover (%)                     91            93           77         109          120

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2014, average net assets were $524,468,000.

(a) Calculated using average shares. For the year ended July 31, 2014, average shares were 26,552,000.

(b) Reflected a net realized and unrealized gain per share, whereas the statement of operations reflected a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses was due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.

(c) During the year ended July 31, 2010, SAS reimbursed the Fund Shares
    $98,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares'
    total return was less than 0.01%. The reimbursement decreased the Fund
    Shares' expense ratio by 0.03%. This decrease is excluded from the expense ratio in the Financial Highlights table.

(d) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

35 | USAA Science & Technology Fund

USAA SCIENCE & TECHNOLOGY FUND ADVISER SHARES
                                                                                            PERIOD ENDED
                                                               YEAR ENDED JULY 31,             JULY 31,
                                                      --------------------------------------------------
                                                         2014         2013           2012        2011***
                                                      --------------------------------------------------
Net asset value at beginning of period                $ 17.64       $14.16         $13.22         $10.84
                                                      --------------------------------------------------
Income (loss) from investment operations:
 Net investment loss                                     (.12)(a)     (.00)(b)       (.05)          (.06)(a)
 Net realized and unrealized gain                        4.82(a)      3.48            .99           2.44(a)
                                                      --------------------------------------------------
Total from investment operations                         4.70(a)      3.48            .94           2.38(a)
                                                      --------------------------------------------------
Less distributions from:
 Net investment income                                   (.37)           -              -              -
 Realized capital gains                                 (1.19)           -              -              -
                                                      --------------------------------------------------
Total distributions                                     (1.56)           -              -              -
                                                      --------------------------------------------------
Net asset value at end of period                      $ 20.78       $17.64         $14.16         $13.22
                                                      ==================================================
Total return (%)*                                       27.73        24.58           7.11          21.96
Net assets at end of period (000)                     $17,901       $8,815         $6,940         $6,465
Ratios to average net assets:**
 Expenses (%)(c)                                         1.41         1.56           1.63           1.65(d)
 Expenses, excluding reimbursements (%)(c),(e)           1.41         1.56           1.63           2.02(d)
 Net investment loss (%)                                 (.61)        (.30)          (.55)          (.44)(d)
Portfolio turnover (%)                                     91           93             77            109

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2014, average net assets were $12,776,000.

*** Adviser Shares were initiated on August 1, 2010.

(a) Calculated using average shares. For the year ended July 31, 2014, average shares were 653,000.

(b) Represents less than $0.01 per share.

(c) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(e) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares'
    average net assets.

Prospectus | 36

NOTES

37 | USAA Science & Technology Fund

Prospectus | 38

39 | USAA Science & Technology Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD U.S. Postage PAID USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

30227-1214                Investment Company Act File No. 811-7852                     ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
First Start Growth Fund

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA FIRST START GROWTH FUND (USFGX)
DECEMBER 1, 2014

The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	5
Investment Adviser	6
Subadviser(s)	6
Portfolio Manager(s)	7
Purchase and Sale of Shares	7
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Fund Prospectus
Investment Objective	9
Principal Investment Strategy	9
Risks	14
Portfolio Holdings	19
Fund Management	19
Portfolio Manager(s)	22
Purchases	23
Redemptions	25
Exchanges	27
Other Important Information
About Purchases, Redemptions, and Exchanges	28
Shareholder Information	33
Financial Highlights	39

INVESTMENT OBJECTIVE

The USAA First Start Growth Fund (the Fund), seeks long-term capital growth with reduced volatility over time.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.99%
Acquired Fund Fees and Expenses	0.10%
Total Annual Operating Expenses	1.84%(a)
Reimbursement from Adviser	(0.36%)(b)
Total Annual Operating Expenses After Reimbursement	1.48%

(a) The total annual operating expenses of the Fund differ from the ratios to average net assets in the Financial Highlights, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(b) The Adviser has agreed, through December 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund's average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Adviser at any time after December 1, 2015.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 invest-

1 | USAA First Start Growth Fund

ment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement is not continued beyond one year.

1 Year	3 Years	5 Years	10 Years
$140	$534	$953	$2,121

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund’s assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities.

As an alternative investment strategy, in our attempt to reduce the Fund’s volatility over time, the Fund at times may implement an index option-based strategy. The strategy involves selling index call or corresponding exchange-traded fund (ETF) options and purchasing put index or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund’s volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. We expect to implement this strategy at times when we believe stocks are significantly overpriced or are at materially elevated risk of a major sell-off based on the portfolio manager’s assessment of economic and market conditions.

Prospectus | 2

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to very speculative have some degree of credit risk. Fixed-income securities rated below-investment-grade, also known as junk or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic down-turns and financial setbacks or liquidity events.

The Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates, changes in the supply and demand of debt securities, or other factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETF, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be un-able to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund

3 | USAA First Start Growth Fund

to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline.

ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

Liquidity risk is the risk that a fund’s investment generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus | 4

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the Fund's average annual total returns for the periods indicated compared to those of the Fund's benchmark index, an additional broad-based securities market index, and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
11.38%	10.74%	-0.97%	4.08%	-30.91%	36.63%	15.77%	-2.26%	14.90%	17.59%

NINE-MONTH YTD TOTAL RETURN
5.12% (9/30/14)
BEST QUARTER*	WORST QUARTER*
21.88% 2nd Qtr. 2009	-18.17% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

5 | USAA First Start Growth Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
First Start Growth Fund
Return Before Taxes	17.59%	15.87%	6.26%
Return After Taxes on Distributions	16.59%	15.10%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares	10.28%	12.64%	4.89%
Indexes
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.55%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	33.55%	18.71%	7.88%
Lipper Flexible Portfolio Funds Index (reflects no deduction for taxes)	15.55%	13.55%	6.63%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Quantitative Management Associates LLC (QMA)

Prospectus | 6

PORTFOLIO MANAGER(s)

AMCO

Wasif A. Latif, Head of Global Multi-Assets, has managed the portion of the Fund’s investments in ETFs since July 2009 and investments in options since February 2011.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has managed the portion of the Fund invested in bonds since December 2005.

QMA

Peter Xu, Ph.D., is a Managing Director and Portfolio Manager of QMA. He has managed a portion of the Fund since October 2011.

Daniel Carlucci, CFA, is a Vice President and Portfolio Manager of QMA. He has managed a portion of the Fund since October 2011.

Stacie Mintz, CFA, is a Managing Director and Portfolio Manager of QMA. She has managed a portion of the Fund since October 2011.

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

Minimum initial purchase: $1,000. The minimum initial purchase is waived with the establishment of a $50 monthly systematic investment.

Minimum subsequent investment: $50

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

7 | USAA First Start Growth Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund’s seeks long-term capital growth with reduced volatility over time. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund’s assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets.

The equity securities in which the Fund principally invests are domestic or foreign common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and domestic and foreign ETFs.

■ Are there any other investment strategies?

As an alternative investment strategy in an attempt to reduce the Fund’s volatility over time, the Fund at times may implement an index option-based strategy. This strategy involves selling index call or corresponding ETF options and purchasing put index or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund’s volatility. As the seller of an index call or corresponding ETF option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund also may repurchase the call or

9 | USAA First Start Growth Fund

corresponding ETF option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of an index put or corresponding ETF option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put or corresponding ETF option generally increases as stock prices decrease.

■ Are there any risks to buying and selling index options?

Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to partici-pate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

Selling index call options can reduce the risk of owning a stock portfolio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index on which the option is based appreciates to a price higher than the option’s exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the index. Therefore, selling index call options also can limit the Fund’s opportunity to profit from an increase in the market value of the stock portfolio.

Purchasing index put options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing index put options if the value of the index does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.

Prospectus | 10

■ How are the decisions to buy and sell equity portfolio securities made?

With respect to the portion of the Fund’s assets invested in domestic equity securities, QMA's team employs an active systematic, bottom-up investment process based on fundamentals. A universe of approximately 3,000 U.S. stocks is arrayed according to their projected earnings growth rates, ranging from slow growth to fast growth. Then, QMA’s proprietary adaptive security selection model calculates a score for each stock in that universe.

QMA constructs portfolios to maximize exposure to companies that scored the highest in the stock selection model, while managing risk relative to the benchmark. QMA manages risk by limiting portfolio deviations from the benchmark with respect to sector, industry, size buckets, growth buckets, and individual stocks, among others. Any stock in the U.S. universe is eligible for portfolios, but a constraint is placed on non-benchmark securities. The precise limits will vary with market conditions, long-run expected risk, and other conditions.

Recommended buy and sell transactions reflect the foregoing considerations.

■ How are ETFs used in the Fund’s portfolio?

The Fund’s total assets may consist of stock ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. More specifically, ETFs typically track a market index or specific sectors of the stock market. In addition, ETFs also may focus on specific investment styles in domestic or foreign holdings, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value. Because ETFs trade like stocks, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by the ETF is a major factor in determining an ETF’s price. The price of an ETF is also determined by supply and demand. Thus, ETFs do not necessarily trade at their net asset values (NAVs) per share. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent.

The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

11 | USAA First Start Growth Fund

■ How are the decisions to buy and sell ETFs, bonds, and money market portfolio securities made?

With respect to the portion of the Fund’s assets invested in ETFs, with domestic or foreign holdings, we will consider a variety of technical and fundamental factors in making the determination to buy and sell.

With respect to the portion of the Fund’s assets invested in bonds and money market securities, we buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simulta-neously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

■ What types of bonds and money market instruments are included in the Fund’s portfolio?

The bond and money market securities in which the Fund principally invests may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including preferred and synthetic securities. The bond and money market portion of the Fund is limited to 20% of its net assets invested in preferred or convertible securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

■ What is the credit quality of the Fund’s investments in the bond and money market instruments?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed below by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the SEC. Below are investment-grade ratings for four of the current NRSRO rating agencies:

Prospectus | 12

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
Standard & Poor’s Rating Group	At least BBB –	At least A–3 or SP–2
Fitch Ratings, Inc.	At least BBB –	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

You will find a further description of debt ratings in the Fund’s SAI.

■ Will the Fund's assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

■ Are the Fund’s assets prohibited from being invested in any specific industries?

Yes. The Fund’s assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages or in companies primarily focused on gaming activities.

13 | USAA First Start Growth Fund

■ May the Fund’s assets be invested in foreign securities?

Yes. There is no limit on the amount of the Fund’s total assets that may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets and ETFs.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund’s overall credit risk by:

■
Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies’ estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

■	Independently assessing credit risk and its impact on the Fund’s portfolio when evaluating potential investments for the Fund.

■
Diversifying the Fund’s portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

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Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due, or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to the Fund.

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

ETF Risk: ETFs generally are investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne

15 | USAA First Start Growth Fund

by the Fund in addition to the Fund’s direct fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be exposed indirectly to all of the risks of securities held by the ETFs.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for investment securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

In the years following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the Fed) has attempted to stabilize

Prospectus | 16

the U.S. economy and support its recovery by keeping the federal funds rate at or near zero percent and by purchasing large quantities of U.S. government securities on the open market (referred to as “quantitative easing”). As the Fed “tapers” or reduces quantitative easing (or as the market anticipates future tapering), there is a risk that interest rates across the U.S. financial system will rise. These policy changes and related market speculation as to their timing may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

17 | USAA First Start Growth Fund

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect

Prospectus | 18

the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

Options Strategy Risk: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the

19 | USAA First Start Growth Fund

Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average daily net assets.

The performance adjustment is calculated monthly and will be added to or subtracted from the base investment management fee depending upon the performance of the Fund relative to the performance over the performance period of the Lipper Flexible Portfolio Funds Index. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category, which includes funds that allocate their investments across various asset classes, including stocks, bonds, and money market instruments with a focus on total return. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                      Annual Adjustment Rate
Relative to Index                         (in basis points as a percentage
(in basis points)1                         of the Fund’s average daily net assets)1

+/– 100 to 400                                    +/– 4
+/– 401 to 700                                   +/– 5
+/– 701 and greater                                 +/– 6

1 Based on the difference between average annual performance of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, the performance adjustment did not affect the base investment management fee of 0.75%.

Prospectus | 20

We have agreed, through December 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund’s average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by us at any time after December 1, 2015. If the total annual operating expense ratio of the Fund is lower than 1.38%, the Fund will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with QMA under which QMA provides day-to-day discretionary management of a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO. QMA is compensated directly by AMCO and not by the Fund.

QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of September 30, 2014, QMA managed approximately $111.8 billion in assets.

21 | USAA First Start Growth Fund

PORTFOLIO MANAGER(S)

AMCO

Wasif A. Latif, Head of Global Multi-Assets, has co-managed the portion of the Fund’s investments in ETFs since July 2009 and the investments in options since February 2011. Mr. Latif has 16 years of investment management and has worked for USAA for eight years. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has managed the portion of the Fund invested in bonds since December 2005. Mr. Espe has over 30 years of investment management experience and has worked for USAA for 14 years. Education: B.S., Willamette University; M.B.A., University of Oregon. Mr. Espe is a member of the CFA Society of San Antonio.

QMA

QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment algorithm. QMA combines the investment insights gained from its original research with the seasoned judgment of its investment professionals. The members of QMA's portfolio management team with primary responsibility for subadvising the domestic portion of the Fund are listed below:

Peter Xu, Ph.D., is a Managing Director for QMA, as well as Head of Research and Portfolio Management for US Core Equity. He has managed a portion of the Fund since October 2011. He conducts research on alpha factors and portfolio construction, and is responsible for the portfolio management and performance of all US Core Equity strategies. Mr. Xu joined QMA's predecessor in 1997. Education: B.S. in Nuclear Physics, Fudan University, Shanghai, an M.A. in Economics, Rice University, and a Ph.D. in Finance, University of Houston.

Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for QMA. He has managed a portion of the Fund since October 2011. Mr. Carlucci co-manages large-cap and small-cap core equity portfolios as well as the domestic and international index funds. He is also responsible for directing QMA’s managed account strategies. He previously served as an Investment Analyst with QMA’s value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. Mr. Carlucci joined QMA's predecessor in 1998. Education: B.S. in Finance and an M.B.A. in Finance, Rutgers University.

Prospectus | 22

Stacie L. Mintz, CFA, is a Managing Director and Portfolio Manager for QMA. She has managed a portion of the Fund since October 2011. Within the quantitative core equity team, she is primarily responsible for overseeing equity mandates. Previously, she was a member of the asset allocation team, where she was responsible for several retail and institutional portfolios. In addition, during that time, she was responsible for managing the overall asset allocation for the Prudential Pension Plan. Ms. Mintz joined QMA's predecessor in 1994. Education: B.A. in Economics, Rutgers University, and an M.B.A. in Finance, New York University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening

23 | USAA First Start Growth Fund

accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Shares of the Fund also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase shares of the Fund through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If shares of the Fund are purchased through a retirement account or an investment professional (e.g., financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

MINIMUM INITIAL PURCHASE

$1,000. The minimum initial purchase is waived with a $50 monthly systematic investment. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period with no initial investment.

Prospectus | 24

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

25 | USAA First Start Growth Fund

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

If you have an account with us, you may redeem shares of the Fund by Internet, by telephone, or by mail on any day the NAV per share is calculated. Your redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If shares of the Fund are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Prospectus | 26

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus.

Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

27 | USAA First Start Growth Fund

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Prospectus | 28

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by

29 | USAA First Start Growth Fund

using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive

Prospectus | 30

purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the

31 | USAA First Start Growth Fund

underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

Prospectus | 32

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

 SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e.,

33 | USAA First Start Growth Fund

the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to

Prospectus | 34

price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

35 | USAA First Start Growth Fund

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV pershare computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income

Prospectus | 36

tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

37 | USAA First Start Growth Fund

■ Foreign Taxes

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election for its current taxable year, in which event it will report to you shortly after that year your share of the foreign taxes it paid and its foreign-source income.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■     Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer

Prospectus | 38

identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

39 | USAA First Start Growth Fund

USAA FIRST START GROWTH FUND
                                                                                                       YEAR ENDED JULY 31,
                                                                          --------------------------------------------------------------------------
                                                                                2014             2013            2012             2011            2010
                                                                           --------------------------------------------------------------------------
Net asset value at beginning
 of period                                                           $  12.56         $  10.87        $  11.15         $   9.73        $   8.45
                                                                            --------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                                          .20                .23                 .24                 .21              .30
 Net realized and unrealized
  gain(loss)                                                              1.31              1.69                (.28)             1.46             1.30
                                                                            --------------------------------------------------------------------------
Total from investment
 operations                                                              1.51             1.92                  (.04)            1.67            1.60
                                                                           --------------------------------------------------------------------------
Less distributions from:
 Net investment income                                         (.23)            (.23)                 (.24)            (.25)           (.32)
 Realized capital gains                                            (.12)               -                        -                -               -
                                                                            --------------------------------------------------------------------------
Total distributions                                                  (.35)            (.23)                 (.24)            (.25)           (.32)
                                                                            --------------------------------------------------------------------------
Net asset value at end
 of period                                                            $  13.72         $  12.56         $  10.87         $  11.15       $   9.73
                                                                             ==========================================

 Total return (%)*                                                  12.16             17.90              (.20)             17.32           19.00
Net assets at end of
 period (000)                                                     $340,974       $278,214       $222,427       $226,948     $200,296
Ratios to average net assets:**
 Expenses (%)(a)                                                     1.38               1.38               1.38               1.38            1.38
 Expenses, excluding
  reimbursements (%)(a)                                         1.74              1.79               1.90                1.91            2.14
 Net investment
  income (%)                                                             1.53              2.01               2.26                1.95            3.11
Portfolio turnover (%)                                               64                70                   85(b)            133(b)         188(b)

 *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended July 31, 2014, average net assets were $308,842,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                         -             (.00%)(+)       (.00%)(+)        (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflects decreased trading activity due to changes in subadvisers and asset allocation changes.

Prospectus | 40

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

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30228-1214                      Investment Company Act File No. 811-7852                   ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Small Cap Stock Fund Shares, Small Cap Stock Fund Institutional Shares
Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA SMALL CAP STOCK FUND
FUND SHARES (USCAX) • INSTITUTIONAL SHARES (UISCX)
DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	5
Subadviser(s)	5
Portfolio Manager(s)	6
Purchase and Sale of Shares	7
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Fund Prospectus
Investment Objective	9
Principal Investment Strategy	9
Risks	12
Portfolio Holdings	15
Fund Management	15
Portfolio Manager(s)	17
Purchases	20
Redemptions	23
Converting Shares	24
Exchanges	25
Other Important Information
About Purchases, Redemptions, and Exchanges	26
Multiple Class Information	31
Shareholder Information	32
Financial Highlights	38

INVESTMENT OBJECTIVE

The USAA Small Cap Stock Fund (the Fund) seeks long-term growth of capital.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares		None
Institutional Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.75%	0.76%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.39%	0.23%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Operating Expenses	1.15%	1.00%(a)

(a) The total annual operating expenses of the Fund differ from the ratios to average net assets in the Financial Highlights, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 | USAA Small Cap Stock Fund

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$117	$365	$633	$1,398
Institutional Shares	$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity;

Prospectus | 2

emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund also is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index, an additional broad-based market index, and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA Small Cap Stock Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
18.77%	7.96%	15.32%	-0.79%	-36.09%	28.10%	27.52%	-2.15%	14.85%	37.66%

NINE-MONTH YTD TOTAL RETURN
-5.23% (9/30/14)
BEST QUARTER*	WORST QUARTER*
18.96% 3rd Qtr. 2009	-25.38% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Institutional Shares.

Prospectus | 4

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
Small Cap Stock Fund Shares
Return Before Taxes	37.66%	20.37%	9.01%
Return After Taxes on Distributions	34.07%	19.65%	8.10%
Return After Taxes on Distributions and Sale of Fund Shares	22.78%	16.54%	7.19%

	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	08/01/08
Small Cap Stock Fund Institutional Shares
Return Before Taxes	37.96%	20.85%	-	11.37%
Indexes
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	38.82%	20.08%	9.07%	10.99%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses, or taxes)	41.31%	21.37%	10.65%	12.74%
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	36.13%	20.75%	9.33%	11.16%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Wellington Management Company, LLP (Wellington Management)

Cambiar Investors, LLC (Cambiar)

Granahan Investment Management, Inc. (GIMI)

5 | USAA Small Cap Stock Fund

PORTFOLIO MANAGER(S)

Wellington Management

Timothy J. McCormack, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for a portion of the Fund since December 2003.

Shaun F. Pedersen, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for a portion of the Fund since 2004.

Cambiar

Brian M. Barish, CFA, is the President and Chief Investment Officer of Cambiar and is responsible for the oversight of all investment functions at the firm. He has co-managed a portion of the Fund since July 2012.

Andrew P. Baumbusch is a Principal and Senior Investment Analyst at Cambiar. He has co-managed a portion of the Fund since July 2012.

Jeffrey H. Susman is a Senior Investment Analyst at Cambiar. He has co-managed a portion of the Fund since July 2012.

Maria Mendelsberg, CFA, is a Principal and Senior Investment Analyst at Cambiar. She has co-managed a portion of the Fund since July 2012.

Anna (Ania) A. Aldrich, CFA, is a Principal and Senior Investment Analyst at Cambiar. She has co-managed a portion of the Fund since July 2012.

GIMI

Gary C. Hatton, CFA, is co-Founder and Chief Investment Officer of GIMI and a Managing Director serving on the Executive Committee. He has co-managed a portion of the Fund since July 2012.

Jane M. White, is co-Founder and President and Chief Executive Officer of GIMI, as well as a Managing Director serving on the Executive Committee. She has co-managed a portion of the Fund since July 2012.

John V. Schneider, CFA, is a Vice President and Portfolio Manager of GIMI. Mr. Schneider's research has an emphasis in the Consumer sector. He has co-managed a portion of the Fund since July 2012.

Prospectus | 6

Jennifer M. Pawloski is a Vice President and Portfolio Manager at GIMI with an expertise in the Technology sector. She has co-managed a portion of the Fund since July 2012.

Andrew L. Beja, CFA, is a Vice President and Portfolio Manager at GIMI with an expertise in Internet, Software, Business Services, and Consumer areas. He has co-managed a portion of the Fund since July 2012.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000
▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

7 | USAA Small Cap Stock Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks long-term growth of capital. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

■ What defines small-cap stocks?

The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. Keep in mind that the market capitalization of the companies listed in each exchange may change with market conditions and the composition of either index. Standard & Poor’s makes changes to the S&P SmallCap 600 Index when needed, whereas the Russell 2000 Index is reconstituted on an annual basis (with certain additions and deletions made in between reconstitution).

9 | USAA Small Cap Stock Fund

■ Will the Fund continue to hold these securities if their market capitalization no longer meets this definition?

For purposes of this Fund’s investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap; and the Fund may continue to hold the security.

■ May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ How are the decisions to buy and sell securities made?

Wellington Management

Wellington Management’s small-cap value approach focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (e.g., share repurchase or dividends).

In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows also are integral components of the valuation process.

Stocks are sold when they achieve Wellington Management’s target prices, appreciate substantially beyond Wellington Management’s market capitalization limits, incur fundamental disappointments, or when other better ideas are available.

Prospectus | 10

Cambiar Investors

In selecting investments for the Fund, Cambiar utilizes a bottom-up, research-focused investment philosophy that seeks to identify quality companies that are currently undervalued to their historical trading range, yet demonstrate catalysts not yet recognized by the market that could result in significant appreciation over a 1-2 year time horizon. While Cambiar may use various metrics in selecting securities for the Fund, a company must possess the following characteristics: attractive valuation, an identifiable performance catalyst(s), and material upside potential. In selecting investments for the Fund, Cambiar generally considers small-capitalization companies to be those companies with total market capitalizations less than $3 billion at the time of initial purchase.

In implementing its sell discipline, Cambiar sells once a stock reaches its price target, when there is a decline in fundamentals, or the anticipated catalyst at purchase fails to materialize. Stocks also may be sold in favor of a more attractive investment opportunity. Cambiar also will reduce the size of a holding if it becomes an outsized position within the Fund’s portfolio.

GIMI

In selecting investments for the Fund, GIMI employs fundamental, bottom-up research to invest in stocks of companies that, in the manager’s opinion, exhibit a critical combination of superior growth prospects and attractive stock value-tions. GIMI believes that over a three- to five-year period, company earnings and enterprise growth drive stock prices; but over shorter time periods, stock valuation and market sentiment variations can have an equally vital impact. It is important to consider both the growth prospects and sentiment. GIMI will sell investments when the growth prospects or sentiment is no longer attractive. The investments for the Fund will have a focus on companies with market capitalizations under $2 billion.

Buy and sell decisions are made by individual sleeve portfolio managers. Each portfolio manager has industry expertise and autonomy within their sector sleeves. Industry sector team collaboration provides critical input to investment decisions. The result is a risk-mitigated portfolio that is diversified in three ways: 1) by sleeve portfolio manager, 2) by industry sector, and 3) by LifeCyle category: Core Growth, Pioneer, and Special Situation. Each LifeCycle category has a different driver, and diversification over the three LifeCycles helps the portfolio team navigate the volatility in the small-cap market. In addition, weekly and monthly meetings provide a top down overview of the overall portfolio.

11 | USAA Small Cap Stock Fund

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would

Prospectus | 12

like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In

13 | USAA Small Cap Stock Fund

response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil.

In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

Small-Cap Company Risk: The greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records is that small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

Prospectus | 14

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds within the Lipper Small-Cap Core Funds category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P Composite 1500 Index. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, com-parable to the S&P 600 Index. The performance period for each share class consists of the current month plus the previous 35 months.

15 | USAA Small Cap Stock Fund

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                             Annual Adjustment Rate
Relative to Index                                    (in basis points as a percentage
(in basis points)1                                of the Fund’s average daily net assets)1

+/– 100 to 400                                       +/– 4
+/– 401 to 700                                       +/– 5
+/– 701 and greater                                      +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive perfor-mance fee adjustment for a performance period whenever the Fund outperforms the Lipper Small-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a performance adjustment did not affect the Fund Shares and was added to the base investment management fee of 0.75% by 0.01% for the Institutional Shares.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

Prospectus | 16

We have entered into Investment Subadvisory Agreements with Wellington Management, Cambiar, and GIMI, under which Wellington Management, Cambiar, and GIMI each provide day-to-day discretionary management of a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO. Wellington Management, Cambiar, and GIMI are compensated directly by AMCO and not by the Fund.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2014, Wellington Management had investment management authority with respect to approximately $892 billion in assets. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership.

Cambiar, located at 2401 East Second Avenue, Denver, Colorado 80206, is an independent, 100% employee-owned firm. Cambiar has been redefining value since 1973. Cambiar provides investment management services to institutions which include, pension plans, endowments, foundations, state and municipal government entities, and private clients. As of September 30, 2014, Cambiar managed $9.4 billion assets.

GIMI, located at 404 Wyman Street, Waltham, Massachusetts 02451, is an independent, 100% employee-owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. The firm remains committed to the smaller cap area of the market and has dedicated its investment expertise to serving institutions and family offices. At September 30, 2014, GIMI managed $3.3 billion in assets.

PORTFOLIO MANAGER(S)

Wellington Management

Timothy J. McCormack, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for the Fund since December 2003.

17 | USAA Small Cap Stock Fund

Shaun F. Pedersen, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Fund since 2004.

Cambiar

Brian M. Barish, CFA, is the President and Chief Investment Officer of Cambiar and is responsible for the oversight of all investment functions at the firm. He has co-managed a portion of the Fund since July 2012. He has over 25 years of investment experience and has worked for Cambiar since 1997. His primary analytical responsibilities include company coverage within technology, autos, tobacco, and aerospace & defense. Education: B.A. in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst (CFA) designation.

Andrew P. Baumbusch is a Principal and Senior Investment Analyst at Cambiar. He has co-managed a portion of the Fund since July 2012. He has over 16 years of investment experience and has worked for Cambiar since 2004. He is responsible for company coverage in the industrials, media and telecom sectors. Education: M.B.A., the Stanford Graduate School of Business; and B.A. in Economics, Princeton University.

Jeffrey H. Susman is a Senior Investment Analyst at Cambiar. He has co-managed a portion of the Fund since July 2012. He has over 14 years of investment experience and has worked for Cambiar since 2005. He is responsible for company coverage in the consumer discretionary and technology sectors. Education: M.B.A. in Finance and Corporate Strategy, the University of Michigan; and a B.A. in Economics and International Relations, Tufts University.

Maria Mendelsberg, CFA, is a Principal and Senior Investment Analyst at Cambiar. She has co-managed a portion of the Fund since July 2012. Ms. Mendelsberg has over 21 years of investment experience and has worked for Cambiar since 1997. She is responsible for company coverage in the health care and retailing sectors. Education: B.A., Economics and Classics, Brown University, and holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, is a Principal and Senior Investment Analyst at Cambiar. She has co-managed a portion of the Fund since July 2012. Ms. Aldrich has over 25 years of investment experience and has worked for Cambiar since 1999. Ms. Aldrich is responsible for company coverage in the financial services and consumer staples sectors. Education: M.B.A in Finance, Fordham University, and a B.A. in Computer Science, Hunter College and holds the Chartered Financial Analyst designation.

Prospectus | 18

Tim Beranek is a Senior Investment Analyst at Cambiar. He has co-managed a portion of the Fund since July 2012. Mr. Beranek has over 21 years of investment experience and has worked for Cambiar since 1999. Mr. Beranek is responsible for company coverage in the energy, basic materials, and utilities sectors. Education: Master in Finance, University of Colorado, and a B.S. in Economics, University of South Dakota.

GIMI

Gary C. Hatton, CFA, is co-Founder and Chief Investment Officer of GIMI and a Managing Director serving on the Executive Committee. He has co-managed a portion of the Fund since July 2012. His research expertise is in the Medical and Biotechnology Sectors. He has been with GIMI since 1985. Education: M.S. in Finance, University of Wisconsin at Madison; and B.S., University of Rhode Island. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.

Jane M. White is co-Founder and President and Chief Executive Officer of GIMI, as well as a Managing Director serving on the Executive Committee. She has co-managed a portion of the Fund since July 2012. Her research has an emphasis in the Technology Sector. She has been with GIMI since 1985. Education: B.A., Boston University and is a member of the CFA Institute and the Boston Security Analysts Society.

John V. Schneider, CFA, is a Vice President and Portfolio Manager of GIMI. He has co-managed a portion of the Fund since July 2012. Mr. Schneider's research has an emphasis in the Consumer sector. Prior to joining GIMI in 2006, Mr. Schneider was a Vice President and equities analyst for MFS Investment Management in Boston, Massachusetts. Education: AB, Dartmouth College. He holds the CFA designation and is a member of the CFA Institute.

Jennifer M. Pawloski is a Vice President and Portfolio Manager with an expertise in the Technology sector. She has co-managed a portion of the Fund since July 2012. Prior to joining GIMI in 2007, Ms. Pawloski was the Director of Equity Research for Longwood Investment Advisors in Boston, Massachusetts. Education: B.S., Bentley College.

Andrew L. Beja, CFA, is a Vice President and Portfolio Manager with an expertise in Internet, Software, Business Services, and Consumer areas. He has co-managed a portion of the Fund since July 2012. Prior to joining GIMI in 2011, Mr. Beja was with Lee Munder Capital Group in Boston, Massachusetts, where he was a co-founder and portfolio manager. He holds the CFA designation and is a member of the CFA Institute and the Boston Security Analysts Society.

19 | USAA Small Cap Stock Fund

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

Prospectus | 20

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services’ applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as a USAA Fund participating in a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

21 | USAA Small Cap Stock Fund

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 per transaction minimum, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Institutional Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

Prospectus | 22

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may

23 | USAA Small Cap Stock Fund

be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share cal-culated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

Prospectus | 24

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

25 | USAA Small Cap Stock Fund

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Prospectus | 26

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional

27 | USAA Small Cap Stock Fund

shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Prospectus | 28

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading consid-erations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its

29 | USAA Small Cap Stock Fund

monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Prospectus | 30

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

31 | USAA Small Cap Stock Fund

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distri-butor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day

Prospectus | 32

that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

33 | USAA Small Cap Stock Fund

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distri-butions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the

Prospectus | 34

ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund.

35 | USAA Small Cap Stock Fund

Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

 ■       Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Prospectus | 36

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

37 | USAA Small Cap Stock Fund

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares and Institutional Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares or Institutional Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 38

USAA SMALL CAP STOCK FUND SHARES
                                                                YEAR ENDED JULY 31,
                                        --------------------------------------------------------------------
                                            2014           2013           2012           2011           2010
                                        --------------------------------------------------------------------
Net asset value at beginning
  of period                             $  18.27       $  14.15       $  14.17       $  11.41       $   9.49
                                        --------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)              (.01)           .05            .02            .02           (.00)(a)
  Net realized and unrealized
    gain (loss)                             1.62           4.39           (.03)          2.76           1.92
                                        --------------------------------------------------------------------
Total from investment
  operations                                1.61           4.44           (.01)          2.78           1.92
                                        --------------------------------------------------------------------
Less distributions from:
  Net investment income                        -           (.04)          (.01)          (.02)             -
  Realized capital gains                   (1.74)          (.28)             -              -              -
                                        --------------------------------------------------------------------
Total distributions                        (1.74)          (.32)          (.01)          (.02)             -
                                        --------------------------------------------------------------------
Net asset value at end
  of period                             $  18.14       $  18.27       $  14.15       $  14.17       $  11.41
                                        ====================================================================
Total return (%)*                           8.68          31.94           (.10)         24.38          20.23(c)
Net assets at end of
  period (000)                          $709,753       $645,220       $751,742       $700,636       $542,547
Ratios to average net assets:**
  Expenses (%)(b)
                                            1.14           1.25           1.28(e)        1.26(e)        1.32(c),(e)
  Net investment income (loss) (%)          (.03)           .03            .16            .15           (.01)
Portfolio turnover (%)                        45             55             84(d)          41             36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $711,227,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                            (.01%)         (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $47,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the
    Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(e) Prior to December 1, 2011, the Manager had voluntarily agreed to limit the annual expenses of the
    Fund Shares to 1.40% of the Fund Shares' average net assets.
>

39 | USAA Small Cap Stock Fund

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES
                                                              YEAR ENDED JULY 31,
                                        --------------------------------------------------------------------
                                            2014           2013           2012           2011           2010
                                        --------------------------------------------------------------------
Net asset value at beginning
  of period                             $  18.34       $  14.24       $  14.23       $  11.46       $   9.50
                                        --------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                      .03            .04(b)         .06            .06            .03
  Net realized and
    unrealized gain                         1.61           4.46(b)         .00(c)        2.78           1.93
                                        --------------------------------------------------------------------
Total from investment
  operations                                1.64           4.50(b)         .06           2.84           1.96
                                        --------------------------------------------------------------------
Less distributions from:
  Net investment income                        -           (.12)          (.05)          (.07)             -
  Realized capital gains                   (1.74)          (.28)             -              -              -
                                        --------------------------------------------------------------------
Total distributions                        (1.74)          (.40)          (.05)          (.07)             -
                                        --------------------------------------------------------------------
Net asset value at end
  of period                             $  18.24       $  18.34       $  14.24       $  14.23       $  11.46
                                        ====================================================================
Total return (%)*                           8.81          32.31            .48          24.81          20.63
Net assets at end
  of period (000)                       $661,910       $601,624       $190,828       $137,441       $ 78,498
Ratios to average net assets:**
  Expenses (%)(a)                            .99           1.00            .99            .88(e)         .89(e)
  Net investment income (%)                  .12            .23            .47            .51            .38
Portfolio turnover (%)                        45             55             84(d)          41             36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $669,536,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Calculated using average shares.
(c) Represents less than $0.01 per share.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(e) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.91% of the
    Institutional Shares' average net assets.

Prospectus | 40

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

40047-1214                Investment Company Act File No. 811-7852                ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Intermediate-Term Bond Fund Shares, Intermediate-Term Bond Fund Institutional Shares,
and Intermediate-Term Bond Fund Adviser Shares

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA INTERMEDIATE-TERM BOND FUND
FUND SHARES (USIBX) * INSTITUTIONAL SHARES (UIITX) * ADVISER SHARES (UITBX)
DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	4
Investment Adviser	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	7
Tax Information	8
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Fund Prospectus
Investment Objective	9
Principal Investment Strategy	9
Risks	11
Portfolio Holdings	19
Fund Management	19
Portfolio Manager(s)	21
Purchases	22
Redemptions	25
Converting Shares	27
Exchanges	28
Other Important Information
About Purchases, Redemptions, and Exchanges	29
Multiple Class Information	34
Shareholder Information	35
Financial Highlights	40

INVESTMENT OBJECTIVE

The USAA Intermediate-Term Bond Fund (the Fund) seeks high current income without undue risk to principal.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares			None
Institutional Shares			None
Adviser Shares			None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.36%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.34%	0.23%	0.36%
Total Annual Operating Expenses	0.70%	0.56%	0.94%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 | USAA Intermedtiate-Term Bond Fund

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$72	$224	$390	$871
Institutional Shares	$57	$179	$313	$701
Adviser Shares	$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The fixed-income securities held in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recog-nized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to the very speculative have some degree of credit risk.

Prospectus | 2

Securities rated below-investment-grade, also known as "junk bonds," generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic down-turns and financial setbacks or liquidity events.

The Fund is subject to U.S. Government Sponsored Enterprises (GSEs) Risk. While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obliga-tions, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply and demand of debt securities, or other factors. Bond prices are linked to the pre-vailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages and other securities in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

Liquidity risk is the risk that a fund’s investment generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually

3 | USAA Intermedtiate-Term Bond Fund

means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

Prospectus | 4

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
3.94%	2.70%	4.70%	3.84%	-15.50%	30.86%	13.45%	6.34%	11.21%	1.31%

NINE-MONTH YTD TOTAL RETURN
5.32% (9/30/14)
BEST QUARTER*	WORST QUARTER*
12.42% 2nd Qtr. 2009	-9.72% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

5 | USAA Intermedtiate-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past 1 Year	Past 5 Years	Past 10 Years
Intermediate-Term Bond Fund Shares
Return Before Taxes	1.31%	12.21%	5.72%
Return After Taxes on Distributions	-0.57%	10.04%	3.78%
Return After Taxes on Distributions and Sale of Fund Shares	0.75%	8.81%	3.67%

	Past	Past		Institutional Shares Inception Date
	1 Year	5 Year		08/01/08
Intermediate-Term Bond Fund Institutional Shares
Return Before Taxes	1.41%	12.37%		8.47%
	Past			Adviser Shares Inception Date
	1 Year			08/01/10
Intermediate-Term Bond Fund Adviser Shares
Return Before Taxes	0.90%			6.38%
	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	8/1/2008*
Indexes
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.55%	4.88%
Lipper Index** (reflects no deduction for taxes)	-1.50%	6.98%	4.61%	5.87%

* The average annual total return for the Barclays U.S. Aggregate Bond Index and Lipper Index from August 1, 2010 - the inception date of the Adviser Shares - through December 31, 2013, was 2.88% and 3.92%, respectively.

** The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. Source: Lipper, a Thomson Reuters Company.

Prospectus | 6

INVESTMENT ADVISER

USAA Asset Management Company

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since May 2002.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007.

Brian W. Smith, CFA, CPA, Executive Director Mutual Funds Portfolios, has co-managed the Fund since December 2013.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000

▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

7 | USAA Intermedtiate-Term Bond Fund

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks high current income without undue risk to principal. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund normally invests at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

■ What types of debt securities may be included in the Fund’s portfolio?

The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. While these securities are primarily U.S. dollar-denominated debt securities, the Fund may invest up to 20% in non-dollar-denominated securities.

Certain bond and money market instruments, such as collateralized mortgage obligations, commercial mortgage-backed securities (CMBSs), interest-only CMBS securities, periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

The Fund is limited to 20% of its net assets invested in preferred and convertible securities.

9 | USAA Intermedtiate-Term Bond Fund

■ Will the Fund's assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ What is the credit quality of the debt securities?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating organizations (NRSROs) approved by the Securities and Exchange Commission (SEC). Below are investment-grade ratings for four of the current NRSRO rating agencies:

	Long-Term	Short-Term
Rating Agency	Debt Securities	Debt Securities
Moody’s Investors		At least Prime–3
Service, Inc.	At least Baa3	or MIG 3/VMIG 3
Standard & Poor’s		At least A–3
Ratings Group	At least BBB–	or SP–2
Fitch Ratings, Inc.	At least BBB–	At least F3
Dominion Bond
Rating Service Limited	At least BBB low	At least R–2 low

If a security does not meet the requirement set forth above or is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded may be less liquid than the market for investment-grade securities.

You will find a further description of the debt ratings in the Fund’s SAI.

Prospectus | 10

■ How are the decisions to buy and sell securities made?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.

We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the under-lying common stock and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible

11 | USAA Intermedtiate-Term Bond Fund

securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund’s overall credit risk by:

■
Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies’ estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

■	Independently assessing credit risk and its impact on the Fund’s portfolio when evaluating potential investments for the Fund.

■
Diversifying the Fund’s portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Securities rated below-investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit

Prospectus | 12

investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due, or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

Currency Investing Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even losses to the Fund.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign

13 | USAA Intermedtiate-Term Bond Fund

withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the FHFA as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.

Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for investment securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.

Prospectus | 14

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

In the years following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the Fed) has attempted to stabilize the U.S. economy and support its recovery by keeping the federal funds rate at or near zero percent and by purchasing large quantities of U.S. government securities on the open market (referred to as “quantitative easing”). As the Fed “tapers” or reduces quantitative easing (or as the market anticipates future tapering), there is a risk that interest rates across the U.S. financial system will rise. These policy changes and related market speculation as to their timing may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed income mutual funds and decreased liquidity of fixed-income securities could hurt a Fund’s performance.

Legislative Risk: Legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s NAV.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other

15 | USAA Intermedtiate-Term Bond Fund

investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccu-racies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's

Prospectus | 16

sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepay-ments of principal before the security’s maturity date due to voluntary prepay-ments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unex-pectedly due to a drop in mortgage prepayments. This will increase the mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bank-ruptcies. They may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mort-gage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss

17 | USAA Intermedtiate-Term Bond Fund

experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s credit-worthiness than are the prices of debt securities.

Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes

Prospectus | 18

called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

REITs Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

19 | USAA Intermedtiate-Term Bond Fund

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $50 million of average daily net assets, two-fifths of one percent (0.40%) of that portion of average daily net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average daily net assets in excess of $100 million.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance of a Lipper index (Lipper Index). The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                        Annual Adjustment Rate
Relative to Index                          (in basis points as a percentage
(in basis points)1                           of the Fund’s average daily net assets)1

+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5

+/– 101 and greater	+/– 6

  1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the shares class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive perfor-mance fee adjustment for a performance period whenever the Fund outperforms the Lipper Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a per-formance adjustment was added to the effective annualized base investment

Prospectus | 20

management fee of 0.30% by 0.06% for the Fund Shares, 0.03% for the Institutional Shares, and 0.03% for the Adviser Shares.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since May 2002. Mr. Freund has 25 years of investment management experience and has worked for USAA 20 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007. She has 27 years of investment management experience and has worked for USAA 15 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

Brian W. Smith, CFA, CPA, Executive Director Mutual Funds Portfolios, has co-managed the Fund since December 2013. Mr. Smith has 15 years of investment management experience and has worked for USAA for 29 years. Education: B.B.A., University of Texas at San Antonio, M.B.A., University of Texas at San Antonio. He is a member of the CFA Institute and the CFA Society of San Antonio.

21 | USAA Intermedtiate-Term Bond Fund

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through

Prospectus | 22

USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as a USAA Fund participating in a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

23 | USAA Intermedtiate-Term Bond Fund

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per

Prospectus | 24

share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares or Institutional Shares, and Adviser Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

25 | USAA Intermedtiate-Term Bond Fund

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain infor-mation from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we

Prospectus | 26

receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares into Fund Shares.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

27 | USAA Intermedtiate-Term Bond Fund

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Prospectus | 28

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

29 | USAA Intermedtiate-Term Bond Fund

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by

Prospectus | 30

using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive

31 | USAA Intermedtiate-Term Bond Fund

purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit

Prospectus | 32

the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

33 | USAA Intermedtiate-Term Bond Fund

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment manage-ment or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distri-butor for distribution and individual shareholder services, including past distri-bution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

Prospectus | 34

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to interme-diaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day

35 | USAA Intermedtiate-Term Bond Fund

that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price cal-culated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation

Prospectus | 36

procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Distributions from the Fund’s net investment income are accrued daily and distributed on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares the day following the effective date of purchase and continue to accrue, and including, to the effective date of their redemption. When you choose to receive cash dividends by way of electronic funds transfer, we will send them to you after the distribution date each month.

Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

37 | USAA Intermedtiate-Term Bond Fund

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and dis-tributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of

Prospectus | 38

the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■      Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

39 | USAA Intermedtiate-Term Bond Fund

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its share-holders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Adviser Shares for the Fund over the past five years or since inception. Certain infor-mation reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares, Institutional Shares, or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 40

USAA INTERMEDIATE-TERM BOND FUND SHARES
                                                               YEAR ENDED JULY 31,
                                   -------------------------------------------------------------------
                                         2014           2013          2012          2011          2010
                                   -------------------------------------------------------------------
Net asset value at beginning
 of period                         $    10.75     $    10.81    $    10.60    $    10.12    $     8.93
                                   -------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                    .46            .48           .53           .56           .58
 Net realized and unrealized
  gain (loss)                             .21           (.04)          .21           .47          1.19
                                   -------------------------------------------------------------------
Total from investment
 operations                               .67            .44           .74          1.03          1.77
                                   -------------------------------------------------------------------
Less distributions from:
 Net investment income                   (.46)          (.48)         (.53)         (.55)         (.58)
 Realized capital gains                  (.00)(a)       (.02)            -             -             -
                                   -------------------------------------------------------------------
Total distributions                      (.46)          (.50)         (.53)         (.55)         (.58)
                                   -------------------------------------------------------------------
Net asset value at end
 of period                         $    10.96     $    10.75    $    10.81    $    10.60      $  10.12
                                   ===================================================================
Total return (%)                         6.37           4.08          7.27         10.44         20.30
Net assets at end of
 period (000)                      $1,926,334     $1,775,162    $2,117,767    $1,731,646    $1,248,509
Ratios to average net assets:**
 Expenses (%)(d)                          .68            .65(b)        .65(b)        .65(b)        .65(b)
 Expenses, excluding
  reimbursements (%)                      .70            .71(b)        .72(b)        .72(b)        .69(b)
 Net investment income (%)               4.21           4.38          5.07          5.33          6.00
Portfolio turnover (%)                      8             10            17            16(c)         37

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,797,814,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects decreased trading activity due to market volatility.
(d) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.65% of the Fund Shares' average net assets.

41 | USAA Intermedtiate-Term Bond Fund

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES
                                                              YEAR ENDED JULY 31,
                                   -------------------------------------------------------------------
                                         2014           2013          2012         2011           2010
                                   -------------------------------------------------------------------
Net asset value at beginning
 of period                         $    10.75     $    10.81      $  10.60     $  10.12       $   8.93
                                   -------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                    .47            .49           .54          .58            .60
 Net realized and unrealized
  gain (loss)                             .21           (.04)          .21          .48           1.19
                                   -------------------------------------------------------------------
Total from investment
 operations                               .68            .45           .75         1.06           1.79
                                   -------------------------------------------------------------------
Less distributions from:
 Net investment income                   (.47)          (.49)         (.54)        (.58)          (.60)
 Realized capital gains                  (.00)(a)       (.02)            -            -              -
                                   -------------------------------------------------------------------
Total distributions                      (.47)          (.51)         (.54)        (.58)          (.60)
                                   -------------------------------------------------------------------
Net asset value at end
 of period                         $    10.96     $    10.75      $  10.81     $  10.60       $  10.12
                                   ===================================================================
Total return (%)*                        6.49           4.18          7.37        10.66          20.53
Net assets at end of
 period (000)                      $1,284,768     $1,132,579      $336,501     $194,889       $116,451
Ratios to average net assets:**
 Expenses (%)                             .56            .55(b)        .56(b)       .45(b),(c)     .46(b),(c)
 Net investment income (%)               4.32           4.41          5.13         5.53           6.15
Portfolio turnover (%)                      8             10            17           16(d)          37

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,189,723,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional
    Shares' expenses paid indirectly decreased the expense ratios by less than
    0.01%.
(c) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.91% of the Institutional
    Shares' average net assets.
(d) Reflects decreased trading activity due to market volatility.

Prospectus | 42

USAA INTERMEDIATE-TERM BOND FUND ADVISER SHARES
                                                                               PERIOD ENDED
                                              YEAR ENDED JULY 31,                JULY 31,
                                     ------------------------------------------------------
                                        2014        2013           2012          2011***
                                     ------------------------------------------------------
Net asset value at beginning
 of period                           $ 10.74      $10.80         $10.60         $10.11
                                     -------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                   .39(e)      .45            .50            .52
 Net realized and unrealized
  gain (loss)                            .25(e)     (.04)           .20            .49
                                     -------------------------------------------------
Total from investment operations         .64(e)      .41            .70           1.01
                                     -------------------------------------------------
Less distributions from:
 Net investment income                  (.43)       (.45)          (.50)          (.52)
 Realized capital gains                 (.00)(a)    (.02)             -              -
                                     -------------------------------------------------
Total distributions                     (.43)       (.47)          (.50)          (.52)
                                     -------------------------------------------------
Net asset value at end
 of period                           $ 10.95      $10.74         $10.80         $10.60
                                     =================================================
Total return (%)*                       6.08        3.77           6.86          10.19
Net assets at end of
 period (000)                        $42,799      $8,890         $7,929         $6,109
Ratios to average net assets:**
 Expenses (%)                            .94         .95(b)         .95(b)         .95(b),(c)
 Expenses, excluding
  reimbursements (%)                     .94        1.06(b)        1.14(b)        1.70(b),(c)
 Net investment income (%)              3.83        4.07           4.76           5.02(c)
Portfolio turnover (%)                     8          10             17             16(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $14,927,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects decreased trading activity due to market volatility.
(e) Calculated using average shares. For the year ended July 31, 2014, average shares were 1,477,000.

43 | USAA Intermedtiate-Term Bond Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD U.S. Postage PAID USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

40045-1214                Investment Company Act File No. 811-7852                   ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
High Income Fund Shares, High Income Fund Institutional Shares,
and High Income Fund Adviser Shares

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA HIGH INCOME FUND
FUND SHARES (USHYX) * INSTITUTIONAL SHARES (UIHIX) * ADVISER SHARES (UHYOX)
DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	5
Investment Adviser	8
Portfolio Manager(s)	8
Purchase and Sale of Shares	8
Tax Information	9
Payments to Broker-Dealers and
Other Financial Intermediaries	9
Fund Prospectus
Investment Objective	10
Principal Investment Strategy	10
Risks	16
Portfolio Holdings	24
Fund Management	24
Portfolio Manager(s)	26
Purchases	27
Redemptions	30
Converting Shares	32
Exchanges	33
Other Important Information
About Purchases, Redemptions, and Exchanges	34
Multiple Class Information	39
Shareholder Information	40
Financial Highlights	47

INVESTMENT OBJECTIVE

The USAA High Income Fund (the Fund) seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Redemption Fee (on shares held less than 180 days)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.55%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.34%	0.23%	0.41%
Total Annual Operating Expenses	0.89%	0.76%	1.19%
Reimbursement from Adviser	N/A	N/A	(0.04%)(a)
Total Annual Operating Expenses After Reimbursement	0.89%	0.76%	1.15%

(a) The Adviser has agreed, through December 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Share's average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Adviser at any time after December 1, 2015.

1 | USAA High Income Fund

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued beyond one year.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$91	$284	$493	$1,096
Institutional Shares	$78	$243	$422	$942
Adviser Shares	$117	$374	$650	$1,440

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund primarily invests its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds (often referred to as “junk” bonds), convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities, including in each case emerging markets securities.

Prospectus | 2

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to very speculative have some degree of credit risk. Securities rated below-investment-grade, also known as “junk bond” generally entail greater economic, credit, and liquidity risk than investment-grade securities.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchange-traded fund (ETF), or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks,

3 | USAA High Income Fund

such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply and demand of debt securities, or other factors. The prices of income-producing securities are linked to the prevailing market rates of interest. In general, when interest rates rise, the prices of income-producing securities fall; and when interest rates fall, the prices of income producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity of an income-producing security, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, securities with longer maturities generally offer higher yields than securities with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages and other securities in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

Liquidity risk is the risk that a fund’s investment generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

The risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities is referred to as market illiquidity. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually

Prospectus | 4

means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

5 | USAA High Income Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
10.57%	3.30%	11.00%	1.27%	-28.09%	54.21%	17.14%	2.53%	16.53%	8.47%

NINE-MONTH YTD TOTAL RETURN
5.31% (9/30/14)
BEST QUARTER*	WORST QUARTER*
23.62% 2nd Qtr. 2009	-19.27% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Prospectus | 6

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
High Income Fund Shares
Return Before Taxes	8.47%	18.54%	8.01%
Return After Taxes on Distributions	5.29%	15.37%	5.21%
Return After Taxes on Distributions and Sale of Fund Shares	5.16%	13.70%	5.15%
	Past	Past		Institutional Shares Inception Date
	1 Year	5 Year		08/01/08
High Income Fund Institutional Shares
Return Before Taxes	8.63%	18.83%		11.31%
	Past			Adviser Shares Inception Date
	1 Year			08/01/10
High Income Fund Adviser Shares
Return Before Taxes	8.30%			9.95%

	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	8/1/2008*
Indexes
Credit Suisse High Yield Index (reflects no deduction for fees, expenses, or taxes)	7.53%	18.08%	8.35%	10.74%
Lipper High Yield Bond Funds Index (reflects no deduction for taxes)	7.63%	17.03%	7.16%	9.26%

* The average annual total return for the Credit Suisse High Yield Index and Lipper High Yield Bond Fund Index from August 1, 2010 - the inception date of the Adviser Shares - through December 31, 2013, was 9.87% and 9.56%, respectively.

7 | USAA High Income Fund

INVESTMENT ADVISER

USAA Asset Management Company

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since its inception in August 1999.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000

▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

Prospectus | 8

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9 | USAA High Income Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, leveraged loans (which are generally adjustable-rate bank loans made to com-panies rated below-investment-grade), or preferred stocks, with an emphasis on non-investment-grade debt securities.

In addition, the Fund may invest its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities (including emerging markets securities), trade claims, and certain derivatives, such as futures and options.

The Fund may purchase exchange-traded funds (ETFs), which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. The Fund may rely on Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year, depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gain distributions, which may affect Fund performance adversely.

Prospectus | 10

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ What are considered high-yield securities?

We consider high-yield securities to include a broad range of securities that produce high current income. Although the Fund has no limits on the credit quality and maturity of its investments, we generally will invest the Fund’s assets in debt securities rated below the four highest credit grades by a credit rating agency (or of equivalent quality if not publicly rated). These “non-investment-grade” or “high-yield” securities are considered speculative and are subject to significant credit risk. They are also sometimes referred to as “junk bonds” because they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation is widespread and largely unprece-dented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of the Fund’s investments.

■ What is a credit rating?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a debt security. Rating agencies such as Moody’s Investors Service,

11 | USAA High Income Fund

Inc. (Moody’s), Standard & Poor’s Ratings Group (S&P), Fitch Ratings, Inc. (Fitch), and Dominion Bond Rating Service Limited (Dominion) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a debt security is not rated by the above-mentioned agencies, we may make a determination that the security is of equivalent investment quality to a comparable security.

■ How is this Fund different from a fund that invests primarily in investment-grade bonds?

Because of the types of securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely interest or principal payments; and interest rate risk– or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks generally are con-sidered low), a higher return normally is used to entice investors into buying longer-maturity bonds, and thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities often are considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return normally is used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.

As a result, high-yield funds often have acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform when the economic outlook turns positive.

■ In what types of securities may the Fund invest?

The securities in which the Fund may invest include:

Prospectus | 12

Bonds – A debt instrument representing the contractual obligation of an issuer to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. Bonds may be issued in a variety of forms and by different types of issuers, such as:

▪ Corporate debt securities – Bonds and other debt instruments issued by corporations and similar entities.

▪ Obligations of U.S., state, and local governments, their agencies and instrumentalities – In general, the debt obligations (some of which, but not all, are supported by the taxing power of the government) of certain governmental entities.

▪ Mortgage- and asset-backed securities – Generally, securities representing a pool of mortgages or other expected stream of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors who are then entitled to the payments of interest and principal. Types of mortgage-backed securities in which the Fund may invest include, but are not limited to, collateralized mortgage obligations, commercial mortgage-backed securities (CMBS), and interest-only CMBS.

Convertible Securities – Bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes, the credit quality of the issuer, and the price of the underlying common stock.

Defaulted Securities – Generally includes securities (including bonds or preferred stock) issued by issuers that are unable to make their dividend or interest rate payments and/or unable to repay their principal.

Equity Securities – Generally includes common stock (which represents an ownership interest in a corporation), preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities. They may or may not pay dividends or carry voting rights.

ETFs – Open-end investment companies that typically track a market index or specific sectors of the stock or bond markets. ETFs trade on exchanges throughout the day.

Eurodollar and Yankee Obligations – Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee

13 | USAA High Income Fund

obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Loan Interests and Direct Debt Instruments – Interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.

Leveraged Loans – Generally includes adjustable-rate bank loans made to companies rated below-investment-grade. The interest rates typically are reset periodically based upon the fluctuations of a base interest rate and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors.

Non-Dollar Denominated Foreign Securities – Securities (including debt and equity securities) issued in foreign markets.

Periodic Auction Reset Bonds – Bonds whose interest rates are reset periodically through an auction mechanism. Periodic auction reset bonds generally are subject to less interest rate risk than long-term fixed-rate debt instruments because the interest rate will be periodically reset in a market auction.

Preferred Stock – An equity security of a company with a specified dividend that does not fluctuate. Preferred stocks rank after bonds and before common stocks in claims on income for dividend payments and on assets should the company be liquidated.

Repurchase Agreements – A transaction in which a security is pur-chased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.

Synthetic Securities – A security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice.

Trade Claims –A legal claim against a company in bankruptcy by a debt holder (such as, vendors, suppliers, etc.) of the company. Trade claim holders can sell it to investors, often at a discount. Investors acquire the trade claim in order to realize increased value after a successful reorgani-zation of the company's bankruptcy.

Prospectus | 14

Certain bond and money market instruments, such as collateralized mortgage obligations, CMBS, interest-only CMBS, periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

The Fund also can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve:

Derivatives Transactions

▪ Options – There are two basic types of options: “puts” and “calls.” A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period.
Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

▪ Futures Contracts – Contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price.

Currency Exchange Contracts – Contracts between two counter-parties to exchange one currency for another on a future date at a specified exchange rate.

Swap Agreements – Arrangements with counterparties with respect to interest rates, currency rates or indices, wherein the Fund and the counter-party agree to exchange the returns earned or realized on particular predetermined investments or indices.

Credit Default Swap Agreements – A swap agreement involving a debt obligation. If the Fund is a seller of a credit default swap (CDS) contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations.

Indexed Securities – Instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators.

15 | USAA High Income Fund

Selling Securities Short – Selling securities with the intention of subsequently repurchasing them at a lower price. In the event of an interim price decline, the Fund will profit, since the cost of repurchase will be less than the proceeds received upon the initial (short) sale. Conversely, the Fund will incur a loss in the event that the price of a shorted instrument should rise prior to repurchase. However, the risk of loss is potentially unlimited when selling securities short.

■ May the Fund’s assets be invested in foreign securities?

Yes. We may invest up to 20% of the Fund’s assets in foreign non dollar-denominated securities traded outside the United States. We also may invest the Fund’s assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■ How are the decisions to buy and sell securities made?

We search for securities that represent an attractive value given current market conditions. We recognize value by simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We also will explore opportunities for capital appreciation.

We will sell a security if it no longer represents value due to an increase in risk, an increase in price, or a combination of the two. We also will sell a security if we find a more compelling value in the market.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the under-lying common stock and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in

Prospectus | 16

the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemp-tion at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund’s portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s

17 | USAA High Income Fund

credit assessment. To the extent the Fund invests in U.S. government securities, credit risk will be limited.

Credit Risk Associated with Non-Investment-Grade Securities: Securities rated below-investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due, or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guar-antee that derivatives activities will be employed or that they will work, and their use could lower returns or even losses to the Fund.

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Prospectus | 18

ETF Risk: ETFs generally are investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund in addition to the Fund’s direct fees and expenses. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be exposed indirectly to all of the risks of securities held by the ETFs.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as Ginnie Mae, are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ oblige-tions, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the FHFA as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these

19 | USAA High Income Fund

arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.

Interest Rate Risk: As a mutual fund generally investing in income-producing securities, the Fund is subject to the risk that the market value of the securities in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for investment securities, or other market factors. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall, and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

■ If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s net asset value (NAV) and total return.

■ If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

In the years following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the Fed) has attempted to stabilize the U.S. economy and support its recovery by keeping the federal funds rate at or near zero percent and by purchasing large quantities of U.S. government securities on the open market (referred to as “quantitative easing”). As the Fed “tapers” or reduces quantitative easing (or as the market anticipates future tapering), there is a risk that interest rates across the U.S. financial system will rise. These policy changes and related market speculation as to their timing may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a

Prospectus | 20

reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.

Legislative Risk: Legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s NAV.

Leveraged Loan Risk: Leveraged loans are adjustable-rate bank loans made to companies rated below-investment-grade and are subject to the risks typically associated with debt securities, such as credit risk and interest rate risk. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a bankruptcy court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

21 | USAA High Income Fund

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepay-ments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed

Prospectus | 22

securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unex-pectedly due to a drop in mortgage prepayments. This will increase the mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bank-ruptcies. They may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mort-gage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated

23 | USAA High Income Fund

securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s credit-worthiness than are the prices of debt securities.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

Prospectus | 24

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each class of shares of the Fund on monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance of the Lipper High Current Yield Bond Funds Index. The Lipper High Current Yield Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper High Current Yield Funds category. This category includes funds that aim at high (relative) current yield from fixed-income securities, has no quality or maturity restrictions, and tends to invest in lower-grade debt issues. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                      Annual Adjustment Rate
Relative to Index                          (in basis points as a percentage
(in basis points)1                         of the Fund’s average daily net assets)1

+/– 20 to 50	+/– 4

+/– 51 to 100	+/– 5

+/– 101 and greater	+/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the shares class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive perfor-mance fee adjustment for a performance period whenever the Fund outperforms the Lipper High Current Yield Bond Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a performance adjustment was added to the base investment management fee of 0.50% by 0.05% for the Fund Shares, and by 0.03% for both the Institutional Shares and the Adviser Shares.

25 | USAA High Income Fund

We have agreed, through December 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Shares' average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by us at any time after December 1, 2015. If the total annual operating expense ratio of the Adviser Shares is lower than 1.15%, the Adviser Shares will operate at the lower expense ratio.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain admin-istrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since its inception in August 1999. Mr. Freund has 25 years of investment management experience and has worked for USAA 20 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007. She has 27 years of investment management experience and has worked for USAA 15 years. Education: B.B.A.,

Prospectus | 26

University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

27 | USAA High Income Fund

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as a USAA Fund participating in a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

Prospectus | 28

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

29 | USAA High Income Fund

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares, Institutional Shares, and Adviser Shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

Prospectus | 30

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

31 | USAA High Income Fund

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares into Fund Shares.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the

Prospectus | 32

number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

33 | USAA High Income Fund

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Prospectus | 34

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

REDEMPTION FEES

The Fund may charge a 1.00% fee on all share classes redeemed before they have been held for more than 180 days. The fee applies if you redeem Fund shares by selling or by exchanging to another fund. Shares you have held the longest will be redeemed first. The redemption fee may be waived in certain circumstances, including in situations involving hardship, mandatory or systematic actions, and in other circumstances as further described in the Fund's SAI.

Unlike sales charges or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

35 | USAA High Income Fund

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/ UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Prospectus | 36

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its

37 | USAA High Income Fund

monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Prospectus | 38

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out

39 | USAA High Income Fund

of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distri-butor for distribution and individual shareholder services, including past distri-bution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to

Prospectus | 40

recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available infor-

41 | USAA High Income Fund

mation that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Prospectus | 42

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends monthly. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends

43 | USAA High Income Fund

paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Prospectus | 44

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Foreign Taxes

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election for its current taxable year, in which event it will report to you shortly after that year your share of the foreign taxes it paid and its foreign-source income.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

45 | USAA High Income Fund

■       Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

Prospectus | 46

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Adviser Shares for the Fund over the past five years or since inception. Certain infor-mation reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares, Institutional Shares, or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

47 | USAA High Income Fund

USAA HIGH INCOME FUND SHARES
                                                               YEAR ENDED JULY 31,
                                 --------------------------------------------------------------------------
                                       2014            2013            2012            2011            2010
                                 --------------------------------------------------------------------------
Net asset value at beginning
  of period                      $     8.79      $     8.42      $     8.60      $     8.08      $     6.96
                                 --------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                 .50             .55             .57             .60             .66
  Net realized and unrealized
    gain (loss)                         .29             .46            (.18)            .52            1.11
                                 --------------------------------------------------------------------------
Total from investment
  operations                            .79            1.01             .39            1.12            1.77
                                 --------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.51)           (.53)           (.57)           (.60)           (.65)
  Realized capital gains               (.16)           (.11)              -               -               -
  Redemption fees                       .00(b)            -               -               -               -
                                 --------------------------------------------------------------------------
Total distributions                    (.67)           (.64)           (.57)           (.60)           (.65)
                                 --------------------------------------------------------------------------
Net asset value at end of
  period                         $     8.91      $     8.79      $     8.42      $     8.60      $     8.08
                                 ==========================================================================
Total return (%)*                      9.35           12.39            4.99           14.28           26.15(a)
Net assets at end of
  period (000)                   $1,521,633      $1,250,728      $1,464,070      $1,482,706      $1,139,425
Ratios to average net assets:**
  Expenses (%)                          .89             .94(c)          .95(c)          .90(c)          .92(a),(c)
  Expenses, excluding
    reimbursements (%)                  .89             .94(c)          .95(c)            -             .92(a),(c)
 Net investment income (%)             5.71            6.15            6.96            7.06            8.43
Portfolio turnover (%)                   21              47              52              54(e)           62(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $1,384,520,000.
(a) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $124,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios in the
    Financial Highlights table.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Reflects increased trading activity due to market volatility.
(e) Reflects decreased trading activity due to market volatility.

Prospectus | 48

USAA HIGH INCOME FUND INSTITUTIONAL SHARES
                                                         YEAR ENDED JULY 31,
                                    -----------------------------------------------------------------------
                                       2014            2013            2012            2011            2010
                                    -----------------------------------------------------------------------
Net asset value at beginning
  of period                         $  8.78        $   8.41        $   8.60       $    8.08         $  6.95
                                    -----------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                 .52             .54             .58            .62              .68
  Net realized and unrealized
    gain (loss)                         .29             .49            (.18)           .52             1.12
                                    -----------------------------------------------------------------------
Total from investment
  operations                            .81            1.03             .40           1.14             1.80
                                    -----------------------------------------------------------------------
Less distributions from:
  Net investment income                (.52)           (.55)           (.59)          (.62)            (.67)
  Realized capital gains               (.16)           (.11)              -              -                -
                                    -----------------------------------------------------------------------
Total distributions                    (.68)           (.66)           (.59)          (.62)            (.67)
                                    -----------------------------------------------------------------------
Net asset value at end
  of period                         $   8.91       $   8.78        $   8.41       $   8.60          $  8.08
                                    =======================================================================
Total return (%)*                       9.61          12.63            5.09          14.57            26.68
Net assets at end of
  period (000)                      $757,419       $764,558        $264,540       $146,535          $95,618
Ratios to average net assets:**
  Expenses (%)                           .76            .76(b)          .76(b)         .65(a),(b)       .63(a),(b)
  Net investment income (%)             5.87           6.22            7.09           7.30             8.65
Portfolio turnover (%)                    21             47              52             54(d)            62(c)
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $767,511,000.
(a) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.65% of the Institutional
    Shares' average net assets.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects increased trading activity due to market volatility.
(d) Reflects decreased trading activity due to market volatility.

49 | USAA High Income Fund

USAA HIGH INCOME FUND ADVISER SHARES
                                                                                           PERIOD ENDED
                                                          YEAR ENDED JULY 31,                JULY 31,
                                               ---------------------------------------------------------
                                                 2014            2013            2012            2011***
                                               ------------------------------------------------------
Net asset value at beginning of period         $ 8.79          $ 8.42          $ 8.60          $ 8.09
                                               ------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                           .49             .52             .55             .55
  Net realized and unrealized gain (loss)         .27             .47            (.19)            .54
                                               ------------------------------------------------------
Total from investment operations                  .76             .99             .36            1.09
                                               ------------------------------------------------------
Less distributions from:
  Net investment income                          (.48)           (.51)           (.55)           (.58)
  Realized capital gains                         (.16)           (.11)              -               -
  Redemption fees                                 .01             .00(d)          .01               -
                                               ------------------------------------------------------
Total distributions                              (.63)           (.62)           (.54)           (.58)
                                               ------------------------------------------------------
Net asset value at end of period               $ 8.92          $ 8.79          $ 8.42          $ 8.60
                                               ======================================================
Total return (%)*                                9.16           12.13            4.76           13.90
Net assets at end of period (000)              $9,218          $7,108          $5,711          $5,533
Ratios to average net assets:**
  Expenses (%)                                   1.19            1.20(b)         1.20(b)         1.20(a),(b)
  Expenses, excluding reimbursements (%)         1.19            1.34(b)         1.45(b)         1.86(a),(b)
  Net investment income (%)                      5.41            5.85            6.71            6.77(a)
Portfolio turnover (%)                             21              47              52              54(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $8,006,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects decreased trading activity due to market volatility.
(d) Represents less than $0.01 per share.

Prospectus | 50

NOTES

51 | USAA High Income Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

PRSRT STD U.S. Postage PAID USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

40046-1214         Investment Company Act File No. 811-7852                      ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Capital Growth Fund

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS

USAA CAPITAL GROWTH FUND (USCGX)
DECEMBER 1, 2014

The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	4
Subadviser(s)	4
Portfolio Manager(s)	5
Purchase and Sale of Shares	5
Tax Information	5
Payments to Broker-Dealers and
Other Financial Intermediaries	6
Fund Prospectus
Investment Objective	7
Principal Investment Strategy	7
Risks	8
Portfolio Holdings	11
Fund Management	11
Portfolio Manager(s)	13
Purchases	14
Redemptions	16
Exchanges	18
Other Important Information About Purchases,
Redemptions, and Exchanges	19
Shareholder Information	24
Financial Highlights	30

INVESTMENT OBJECTIVE

The USAA Capital Growth Fund (the Fund) seeks capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.78%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Operating Expenses	1.28%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in

1 | USAA Capital Growth Fund

annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in equity securities that are believed to be the most attractive in the global marketplace. The Fund may invest up to 100% of its assets in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus | 2

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the Fund's average annual total returns for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
16.25%	8.50%	22.43%	12.72%	-43.48%	23.16%	12.13%	-7.91%	14.23%	29.09%

NINE-MONTH YTD TOTAL RETURN
6.72% (9/30/14)
BEST QUARTER*	WORST QUARTER*
16.77% 3rd Qtr. 2009	-24.56% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

3 | USAA Capital Growth Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
Capital Growth Fund Shares
Return Before Taxes	29.09%	13.40%	6.32%
Return After Taxes on Distributions	28.93%	13.26%	5.62%
Return After Taxes on Distributions and
Sale of Fund Shares	16.86%	10.88%	5.03%
Indexes
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	26.68%	15.02%	6.98%
Lipper Global Funds Index (reflects no deduction for taxes)	25.72%	14.29%	7.13%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

QS Batterymarch Financial Management, Inc. (QS Batterymarch)

Prospectus | 4

PORTFOLIO MANAGER(S)

Stephen A. Lanzendorf, CFA, Head of QS Batterymarch’s Active Equity Portfolio Management Strategy team, has managed the Fund since December 2011.

Joseph S. Giroux, Portfolio Manager, QS Batterymarch’s Active Equity Portfolio Management Strategy team, has managed the Fund since December 2013.

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000

▪	Minimum subsequent investment: $50

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

5 | USAA Capital Growth Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 6

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks capital appreciation. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in equity securities that QS Batterymarch believes to be the most attractive in the global marketplace.

The equity securities in which the Fund principally invests are common stocks, preferred stocks, master limited partnerships (MLPs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund’s securities may need to be actively and frequently traded to achieve the Fund’s principal investment strategy. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

■ May the Fund’s assets be invested in foreign securities?

Yes. Up to 100% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

7 | USAA Capital Growth Fund

■ How are the decisions to buy and sell securities made?

QS Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in the Fund’s investable universe across five major dimensions – broad measures traditionally used by fundamental investors to analyze companies: value and cash flow (value-oriented dimensions), and earnings growth, expectations, and technical (sentiment-oriented dimensions).

QS Batterymarch ranks stocks from multiple viewpoints – within intuitive, common-sense peer groups based on global economic sector, market-cap size, style, risk, and subsector/industry. QS Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in

Prospectus | 8

securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

9 | USAA Capital Growth Fund

MLPs Investment Risk: MLPs carry many of the risks inherent in investing in a partnership, including risks related to limited control and limited rights to vote on matters affecting the MLP and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. MLPs are also subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause an MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to the Fund.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccu-racies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil. In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and

Prospectus | 10

growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average daily net assets.

11 | USAA Capital Growth Fund

The performance adjustment is calculated monthly and will be added to or subtracted from the base investment management fee depending upon the performance of the Fund relative to the performance over the performance period of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Funds category, which includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. The performance period for the Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                             Annual Adjustment Rate
Relative to Index                                    (in basis points as a percentage
(in basis points)1                                of the Fund’s average daily net assets)1

+/– 100 to 400                                                                                                                                   +/– 4
+/– 401 to 700                                                                                                                                   +/– 5
+/– 701 and greater                                                                                                                            +/– 6

1 Based on the difference between average annual performance of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a performance adjustment of 0.03% was added to the base investment management fee of 0.75%.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

Prospectus | 12

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with QS Batterymarch, under which QS Batterymarch provides day-to-day discretionary management of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and AMCO. QS Batterymarch is compensated directly by AMCO and not by the Fund.

QS Batterymarch is a registered investment adviser founded in 1969 and located at 880 3rd Avenue, 7th floor, New York, New York 10022. QS Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of September 30, 2014, QS Batterymarch had approximately $7.7 billion in assets under management.

PORTFOLIO MANAGER(S)

QS Batterymarch’s Active Equity Portfolio Management Strategy team manages this Fund. Members of the investment team may change from time to time. Stephen A. Lanzendorf, CFA, and Joseph S. Giroux are responsible for the strategic oversight of the Fund’s investments. Their focus is on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and QS Batterymarch’s current investment strategies.

Stephen A. Lanzendorf, CFA, is the Head of Active Equity Portfolio Management Strategy at QS Batterymarch. He was formerly the Deputy Chief Investment Officer and head of the Developed Markets investment team at QS Batterymarch Financial Management from 2012 to 2014. At QS Batterymarch, he also served as co-head of the Developed Markets team from 2010 to 2012 and head of the U.S. investment team from 2006 to 2010. Education: B.S. and M.S. in Nuclear Engineering from Massachusetts Institute of Technology.

13 | USAA Capital Growth Fund

Joseph S. Giroux, is a Portfolio Manager at QS Batterymarch. He was formerly a developed-markets Portfolio Manager at QS Batterymarch Financial Manage-ment from 2012 to 2014. Prior to joining QS Batterymarch, he managed both U.S. and non-U.S. assets for five years at several firms—Golden Capital Management, Wells Capital Management, and Evergreen Investments—that were affiliated with or acquired by Wells Fargo. He also served as a Portfolio Manager at TriPoint Asset Management and The Boston Company Asset Management. Education: B.S. in Computer Science from New England Institute of Technology.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening

Prospectus | 14

accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Shares of the Fund also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase shares of the Fund through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If shares of the Fund are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

MINIMUM INITIAL PURCHASE

$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

15 | USAA Capital Growth Fund

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

Prospectus | 16

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

If you have an account with us, you may redeem shares of the Fund by Internet, by telephone, or by mail on any day the NAV per share is calculated. Your redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain infor-mation from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If shares of the Fund are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

17 | USAA Capital Growth Fund

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus.

Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Prospectus | 18

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or (210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■
Call toll free (800) 531-USAA (8722) or (210) 531-8722 (8722) Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

19 | USAA Capital Growth Fund

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by

Prospectus | 20

using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive

21 | USAA Capital Growth Fund

purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit

Prospectus | 22

the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

23 | USAA Capital Growth Fund

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e.,

Prospectus | 24

the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available infor-mation that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board. Debt securities purchased with

25 | USAA Capital Growth Fund

original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of federal income or excise taxes.

Prospectus | 26

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).
27 | USAA Capital Growth Fund

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Foreign Taxes

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Prospectus | 28

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election for its current taxable year, in which event it will report to you shortly after that year your share of the foreign taxes it paid and its foreign-source income.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■ Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding

29 | USAA Capital Growth Fund

period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 30

USAA CAPITAL GROWTH FUND
                                                               YEAR ENDED JULY 31,
                                    --------------------------------------------------------------------
                                        2014           2013           2012           2011           2010
                                    --------------------------------------------------------------------
Net asset value at beginning
  of period                         $   8.00       $   6.44       $   6.91       $   5.90       $   5.47
                                    --------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                  .12            .10            .10            .08            .05
  Net realized and unrealized
    gain (loss)                         1.28           1.56           (.48)           .99            .45
                                    --------------------------------------------------------------------
Total from investment
  operations                            1.40           1.66           (.38)          1.07            .50
                                    --------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.09)          (.10)          (.09)          (.06)          (.07)
                                    --------------------------------------------------------------------
Net asset value at end
  of period                         $   9.31       $   8.00       $   6.44       $   6.91       $   5.90
                                    ====================================================================
Total return (%)*                      17.55          26.00          (5.45)         18.23           9.12
Net assets at end of
  period (000)                      $706,918       $642,927       $568,904       $683,864       $646,422
Ratios to average net
  assets:**
  Expenses (%)(a)                       1.28           1.30(b)        1.30(b)        1.30(b)        1.30(b)
  Expenses, excluding
    reimbursements (%)                  1.28           1.34(b)        1.38(b)        1.34(b)        1.44(b)
  Net investment income (%)             1.41           1.40           1.43           1.31           1.00
Portfolio turnover (%)                    36(c)          83            100            113(c)         219

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $682,226,000.
(a) Effective December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.30% of the Fund's average net assets.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Reflects decreased trading activity due to market volatility.

31 | USAA Capital Growth Fund

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San Antonio, Texas 78288

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

36837-1214                Investment Company Act File No. 811-7852                   ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part A

Prospectus for
Vale Fund Shares, Value Fund Institutional Shares,
and Value Fund Adviser Shares

Filed herein

[USAA EAGLE LOGO (R)]

[GRAPHIC OMITTED]

PROSPECTUS
USAA VALUE FUND
FUND SHARES (UVALX) * INSTITUTIONAL SHARES (UIVAX) * ADVISER SHARES (UAVAX)
DECEMBER 1, 2014

The Fund is comprised of multiple classes of shares. The Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Fund Summary
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	6
Subadviser(s)	6
Portfolio Manager(s)	6
Purchase and Sale of Shares	6
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	7
Fund Prospectus
Investment Objective	8
Principal Investment Strategy	8
Risks	9
Portfolio Holdings	12
Fund Management	12
Portfolio Manager(s)	14
Purchases	15
Redemptions	19
Converting Shares	21
Exchanges	21
Other Important Information
About Purchases, Redemptions, and Exchanges	22
Multiple Class Information	27
Shareholder Information	28
Financial Highlights	34

INVESTMENT OBJECTIVE

The USAA Value Fund (the Fund) seeks long-term growth of capital.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares			None
Institutional Shares			None
Adviser Shares			None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Adviser Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.76%	0.76%	0.75%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.35%	0.24%	0.35%
Total Annual Operating Expenses	1.11%	1.00%	1.35%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 | USAA Value Fund

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$113	$353	$612	$1,352
Institutional Shares	$102	$318	$552	$1,225
Adviser Shares	$137	$428	$739	$1,624

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity;

Prospectus | 2

emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for the Fund, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

3 | USAA Value Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

Bar chart

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
18.69%	8.28%	16.63%	1.29%	-36.08%	30.75%	16.10%	-0.42%	14.50%	35.85%

NINE-MONTH YTD TOTAL RETURN
3.44% (9/30/14)
BEST QUARTER*	WORST QUARTER*
18.14% 3rd Qtr. 2009	-20.48% 4th Qtr. 2008
*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Prospectus | 4

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2013
	Past	Past	Past
	1 Year	5 Years	10 Years
Value Fund Shares
Return Before Taxes	35.85%	18.65%	8.60%
Return After Taxes on Distributions	34.60%	18.26%	8.09%
Return After Taxes on Distributions and Sale of Fund Shares	21.27%	15.22%	7.03%
	Past	Past		Institutional Shares Inception Date
	1 Year	5 Years		08/01/08
Value Fund Institutional Shares
Return Before Taxes	36.05%	18.88%		11.11%
	Past			Adviser Shares Inception Date
	1 year			08/01/10
Value Fund Adviser Shares
Return Before Taxes	35.34%			17.09%
	Past	Past	Past	Institutional Shares Inception Date
	1 Year	5 Years	10 Years	8/1/2008*
Indexes
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	32.69%	16.75%	7.66%	8.98%
Lipper Multi-Cap Value Funds Index (reflects no deduction for taxes)	34.78%	17.05%	6.85%	8.88%

* The average annual total return for the Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from August 1, 2010 - the inception date of the Adviser Shares - through December 31, 2013, was 18.42% and 17.54%, respectively.

5 | USAA Value Fund

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(s)

Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS)

PORTFOLIO MANAGER(S)

Timothy J. Culler, CFA, Managing Director and Portfolio Manager, has managed the Fund since July 2004.

Jeff G. Fahrenbruch, CFA, Managing Director and Portfolio Manager, began managing the Fund in December 2014.

David W. Ganucheau, CFA, Managing Director and Portfolio Manager, began managing the Fund in December 2014.

Mark Giambrone, Managing Director and Portfolio Manager, has managed the Fund since July 2004.

John P. Harloe, CFA, Managing Director and Portfolio Manager, has managed the Fund since July 2004.

Cory L. Martin, Managing Director and Portfolio Manager, began managing the Fund in December 2014.

James S. McClure, CFA, Managing Director and Portfolio Manager, has managed the Fund since July 2004.

Lewis Ropp, Managing Director and Portfolio Manager, has managed the Fund since January 2014.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone at (800) 531-USAA (8722) or (210) 531-8722; or by fax to (800) 292-8177. You also may purchase or sell shares of

Prospectus | 6

the Fund through USAA Brokerage Services and certain other financial intermediaries.

▪	Minimum initial purchase: $3,000

▪	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account or are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Value Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks long-term growth of capital. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued.

The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

■ What is a value fund?

Value investing is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the securities’ current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being “undervalued,” and the stocks’ share prices are typically below average in comparison to such factors as earnings and book value.

■ May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■ Will the Fund’s assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the

Prospectus | 8

ordinary course of business within seven days at approximately the value ascribed to such securities.

■ How are the decisions to buy and sell securities made?

BHMS’ approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Equity Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies.

Foreign Investing Risk: There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market

9 | USAA Value Fund

risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the
United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal

Prospectus | 10

if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore, distributions thereof, which would affect the tax efficiency of the Fund negatively.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain the Fund’s investment objective. Equity securities tend to be more volatile than bonds. In addition, displays of political gridlock at the federal level surrounding deficit reduction and the statutory debt ceiling could increase the possibility of market turmoil.

In August 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+," citing, among other reasons, controversy over the rising statutory debt ceiling and growth in public spending. Any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the

11 | USAA Value Fund

types of securities in which the Fund’s assets may be invested, you may want to request a copy of the statement of additional information (SAI) (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of the Fund. The Fund is one of 52 no-load mutual funds offered by USAA Mutual Funds Trust. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $135 billion in total assets under management as of October 31, 2014.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended July 31.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average daily net assets.

The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the perfor-mance period of the respective share class relative to the performance of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Value Funds category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concen-trating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year

Prospectus | 12

weighted basis) above 300% of the dollar-weighted median market capital-ization of the middle 1,000 securities of the S&P Composite 1500 Index.

Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500 Index. The performance period for each share class consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                           Annual Adjustment Rate
Relative to Index                              (in basis points as a percentage
(in basis points)1                              of the Fund’s average daily net assets)1

+/– 100 to 400                                        +/– 4
+/– 401 to 700                                        +/– 5
+/– 701 and greater                                        +/– 6

1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended July 31, 2014, a performance adjustment was added to the base investment management fee of 0.75% by 0.01% for the Fund Shares, 0.01% for the Institutional Shares, and did not affect the Adviser Shares.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s distributor or transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more

13 | USAA Value Fund

subadvisers to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into an Investment Subadvisory Agreement with BHMS, under which BHMS provides day-to-day discretionary management of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrict-tions, subject to the general supervision of the Board and AMCO. BHMS is compensated directly by AMCO and not by the Fund.

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of September 30, 2014, the firm managed more than $96.3 billion in equity and fixed-income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

PORTFOLIO MANAGER(S)

BHMS’ all-cap strategy is managed in a team approach by its equity portfolio managers.

Timothy J. Culler, CFA, Managing Director and Portfolio Manager, joined BHMS in May 1999. He has over 30 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.A., Miami University in Ohio.

Jeff G. Fahrenbruch, CFA, Managing Director and Portfolio Manager, joined BHMS in October 2002. He has over 17 years of experience in the investment industry and has managed the Fund since December 2014. Education: B.B.A. in Finance, University of Texas.

David W. Ganucheau, CFA, Managing Director and Portfolio Manager, joined BHMS in March 2004. He has over 18 years of experience in the investment management industry and has managed the Fund since December 2014. Education: B.B.A. in Accounting, Southern Methodist University.

Mark Giambrone, Managing Director and Portfolio Manager, joined BHMS in January 1999. He has over 22 years of investment management experience and

Prospectus | 14

has managed the Fund since July 2004. Education: B.S. in business, Indiana University; M.B.A., University of Chicago.

John P. Harloe, CFA, Managing Director and Portfolio Manager, joined BHMS in July 1995. He has over 38 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.B.A., University of South Carolina.

Cory L. Martin, Managing Director and Portfolio Manager, joined BHMS in February 1999. He has over 24 years of experience in the investment management industry and has managed the Fund since December 2014. Education: B.A., Baylor University.

James S. McClure, CFA, Managing Director and Portfolio Manager, joined BHMS in July 1995. He has over 42 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.B.A., University of Texas.

Lewis Ropp, Managing Director and Portfolio Manager, joined BHMS in 2001. He has over 33 years of investment experience and has managed the Fund since January 2014. Education: M.B.A. Tulane University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

OPENING AN ACCOUNT WITH THE FUND

You may purchase shares directly from the Fund or through certain financial intermediaries as described below. If you are opening an account with us by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need

15 | USAA Value Fund

to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section titled Taxes for additional tax information.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., a financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment

Prospectus | 16

professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as a USAA Fund participating in a fund-of-funds investment strategy and other persons or legal entities that the Fund may approve from time to time.

Adviser Shares:
The Adviser Shares are a separate share class of the Fund and are not a separate mutual fund. The Adviser Shares are available for investment through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of Adviser Shares. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

Copies of the Fund's annual report, semiannual report, and SAI are available from your financial intermediary or plan sponsor.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

17 | USAA Value Fund

Adviser Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated products.

Adviser Shares:
There is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries, including but not limited to banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services, may require their clients to meet different subsequent purchase requirements.

Contact your financial intermediary for trade deadlines and the applicable procedures for purchasing, selling, or exchanging your shares as well as initial and subsequent investment minimums.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents, which hold Fund Shares, Institutional Shares, and Adviser Shares in omnibus accounts for their customers, under which the

Prospectus | 18

Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

REDEMPTIONS

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Fund Share redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

19 | USAA Value Fund

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

Adviser Shares:
Check with your financial intermediary for its policies on redemptions. Shares purchased through a financial intermediary should be redeemed through the financial intermediary. Normally, the Fund transmits proceeds to intermediaries for redemption orders received in proper form on the next business day after

Prospectus | 20

receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares into Fund Shares. The Fund will notify you before any such conversion into Fund Shares occurs.

CONVERTING FROM ADVISER SHARES INTO FUND SHARES

If you hold Adviser Shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares into Fund Shares.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange of shares between funds is a taxable event, upon which you may recognize a capital gain or loss unless you hold the shares in a tax-deferred account or are a tax-exempt investor. A capital gain or loss is based on the difference between your basis in the exchanged shares and the NAV of the shares when they are exchanged. See the section titled Taxes for information regarding basis election and reporting.

21 | USAA Value Fund

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares between funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services’ applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus.

Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Prospectus | 22

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722) or 210) 531-8722

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) or (210) 531-8722 Monday – Friday, 7:30 a.m. to 8 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

23 | USAA Value Fund

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722 to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRAs (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are

Prospectus | 24

designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures state that:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

25 | USAA Value Fund

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios-UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitoring for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts

Prospectus | 26

identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in

27 | USAA Value Fund

the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms, and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

DISTRIBUTION FEES

Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares offered by this prospectus are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. For additional information about the plan and its terms, see Multiple Class Structure in the SAI.

SHAREHOLDER INFORMATION

PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Fund that would otherwise be performed by the Fund’s transfer agent. In some circumstances, we and/or the Fund will pay such service providers a fee for performing those services. Also, we and the Fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made

Prospectus | 28

for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last

29 | USAA Value Fund

quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Board, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Board. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded.

Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.
Prospectus | 30

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make one or more additional distri-butions to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV per share computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to income taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

31 | USAA Value Fund

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for (1) the 70% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $406,750 ($457,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2014 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individual shareholders will qualify for the 15% and 20% rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or exchange (which is treated like a redemption) of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% rates described above.

Prospectus | 32

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011 (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) dividends and those distributions otherwise payable to any individual shareholder who:

■    Underreports dividend or interest income or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application, or on a separate IRS Form W-9 supplied by the Fund’s transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had

33 | USAA Value Fund

a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Adviser Shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Fund Shares, Institutional Shares, or Adviser Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 34

USAA VALUE FUND SHARES
                                                              YEAR ENDED JULY 31,
                                      -------------------------------------------------------------------
                                          2014           2013          2012           2011           2010
                                      -------------------------------------------------------------------
Net asset value at beginning
  of period                           $  18.37       $  14.22      $  13.74       $  11.82       $  10.33
                                      -------------------------------------------------------------------
Income from investment operations:
  Net investment income                    .27            .21           .23            .14            .13
  Net realized and unrealized gain        2.11           4.17           .41           1.91           1.50
                                      -------------------------------------------------------------------
Total from investment operations          2.38           4.38           .64           2.05           1.63
                                      -------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.20)          (.23)         (.16)          (.13)          (.14)
  Realized capital gains                  (.55)             -             -              -              -
                                      -------------------------------------------------------------------
Total distributions                       (.75)          (.23)         (.16)          (.13)          (.14)
                                      -------------------------------------------------------------------
Net asset value at end of period      $  20.00       $  18.37      $  14.22       $  13.74       $  11.82
                                      ===================================================================
Total return (%)*                        13.21          31.15          4.77          17.39          15.82
Net assets at end of period (000)     $844,121       $633,228      $425,071       $585,536       $437,995
Ratios to average net assets:**
  Expenses (%)(b)                         1.11           1.15          1.15           1.15           1.15
  Expenses, excluding
    reimbursements (%)(a)                 1.11           1.25          1.31           1.25           1.32
  Net investment income (%)               1.55           1.40          1.48           1.10           1.16
Portfolio turnover (%)                      20             26            20             22             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $754,980,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          (.00%)(+)      (.00%)(+)     (.01%)         (.01%)         (.01%)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.15% of the Fund Shares' average net assets.

35 | USAA Value Fund

USAA VALUE FUND INSTITUTIONAL SHARES
                                                              YEAR ENDED JULY 31,
                                      --------------------------------------------------------------------
                                          2014           2013           2012           2011           2010
                                      --------------------------------------------------------------------
Net asset value at beginning
  of period                           $  18.36       $  14.22        $ 13.75       $  11.82        $ 10.34
                                      --------------------------------------------------------------------
Income from investment operations:
  Net investment income                    .29            .25            .21            .18            .18
  Net realized and unrealized gain        2.11           4.15            .45           1.91           1.47
                                      --------------------------------------------------------------------
Total from investment operations          2.40           4.40            .66           2.09           1.65
                                      --------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.21)          (.26)          (.19)          (.16)          (.17)
  Realized capital gains                  (.55)             -              -              -              -
                                      --------------------------------------------------------------------
Total distributions                       (.76)          (.26)          (.19)          (.16)          (.17)
                                      --------------------------------------------------------------------
Net asset value at end of period      $  20.00       $  18.36        $  14.22      $  13.75        $ 11.82
                                      ====================================================================
Total return (%)*                        13.34          31.31            4.95         17.74          15.97
Net assets at end of period (000)     $330,114       $214,855        $171,322      $141,668        $87,698
Ratios to average net assets:**
  Expenses (%)(a)                         1.00           1.01            1.00           .90(b)         .90(b)
  Net investment income (%)               1.59           1.54            1.61          1.35           1.38
Portfolio turnover (%)                      20             26              20            22             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $251,735,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                          (.00%)(+)      (.00%)(+)       (.01%)        (.01%)         (.01%)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.91% of the
    Institutional Shares' average net assets.

Prospectus | 36

USAA VALUE FUND ADVISER SHARES
                                                                                          PERIOD ENDED
                                                      YEAR ENDED JULY 31,                  JULY 31,
                                            ----------------------------------------------------------
                                              2014           2013           2012               2011***
                                            -------------------------------------------------------
Net asset value at beginning of period      $18.29         $14.16         $13.68             $12.07
                                            -------------------------------------------------------
Income from investment operations:
  Net investment income                        .25            .15            .13                .08(a)
  Net realized and unrealized gain            2.08           4.15            .44               1.65(a)
                                            -------------------------------------------------------
Total from investment operations              2.33           4.30            .57               1.73(a)
                                            -------------------------------------------------------
Less distributions from:
  Net investment income                       (.13)          (.17)          (.09)              (.12)
  Realized capital gains                      (.55)             -              -                  -
                                            -------------------------------------------------------
Total distributions                           (.68)          (.17)          (.09)              (.12)
                                            -------------------------------------------------------
Net asset value at end of period            $19.94         $18.29         $14.16             $13.68
                                            =======================================================
Total return (%)*                            12.94          30.63           4.26              14.32
Net assets at end of period (000)           $8,861         $8,237         $6,406             $6,161
Ratios to average net assets:**
  Expenses (%)(b), (d)                        1.35           1.57           1.65               1.65(c)
  Expenses, excluding reimbursements (%)(b)   1.35           1.57           1.66               2.00(c)
  Net investment income (%)                   1.30            .99            .97                .58(c)
Portfolio turnover (%)                          20             26             20                 22

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2014, average net assets were $8,616,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                              (.01%)         (.00%)(+)      (.01%)             (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser
    Shares' average net assets.

37 | USAA Value Fund

NOTES

Prospectus | 38

39 | USAA Value Fund

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If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s SAI and annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec. gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).

38854-1214                         Investment Company Act File No. 811-7852                ©2014, USAA. All rights reserved. [GRAPHIC OMITTED]

Part B

Statement of Additional Information for
Aggressive Growth Fund Shares, Aggressive Growth Fund Institutional Shares, Growth Fund Shares, Growth Fund Institutional Shares, Growth & Income Fund Shares,
Growth & Income Fund Institutional Shares, Income Fund Shares, Income Fund Institutional Shares, Income Fund Adviser Shares, Income Stock Fund Shares, Income Stock Fund Institutional Shares,
Short-Term Bond Fund Shares, Short-Term Bond Fund Institutional Shares, Short-Term Bond Fund Adviser Shares, Money Market Fund, Science & Technology Fund Shares, Science & Technology Fund Adviser Shares,
First Start Growth Fund, Small Cap Stock Fund Shares, Small Cap Stock Fund Institutional Shares, Intermediate-Term Bond Fund Shares, Intermediate-Term Bond Fund Institutional Shares,
Intermediate-Term Bond Fund Adviser Shares, High Income Fund Shares, High Income Fund Institutional Shares, High Income Fund Adviser Shares, Capital Growth Fund, and
Value Fund Shares, Value Fund Institutional Shares, Value Fund Adviser Shares

Filed herein

[USAA EAGLE LOGO (R)]
USAA MUTUAL FUNDS TRUST	STATEMENT OF ADDITIONAL INFORMATION DECEMBER 1, 2014

Aggressive Growth Fund Shares (USAUX)	Aggressive Growth Fund Institutional Shares (UIAGX)
Growth Fund Shares (USAAX)	Growth Fund Institutional Shares (UIGRX)
Growth & Income Fund Shares (USGRX)	Growth & Income Fund Adviser Shares (USGIX)
Income Stock Fund Shares (USISX)	Income Stock Fund Institutional Shares (UIISX)
Income Fund Shares (USAIX)	Income Fund Institutional Shares (UIINX)
Income Fund Adviser Shares (UINCX)	Short-Term Bond Fund Shares (USSBX)
Short-Term Bond Fund Adviser Shares (UASBX)	Short-Term Bond Fund Institutional Shares (UISBX)
Science & Technology Fund Shares (USSCX)	Science & Technology Fund Adviser Shares (USTCX)
First Start Growth Fund (UFSGX)	Money Market Fund (USAXX)
Intermediate-Term Bond Fund Shares (USIBX)	Intermediate-Term Bond Fund Institutional Shares (UIITX)
Intermediate-Term Bond Fund Adviser Shares (UITBX)	High Income Fund Institutional Shares (UIHIX)
High Income Fund Shares (USHYX)	High Income Fund Adviser Shares (UHYOX)
Small Cap Stock Fund Shares (USCAX)	Small Cap Stock Fund Institutional Shares (UISCX)
Capital Growth Fund (USCGX)	Value Fund Shares (UVALX)
Value Fund Institutional Shares (UIVAX)	Value Fund Adviser Shares (UAVAX)

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of fifty-two no-load mutual funds, fourteen of which are described in this statement of additional information (SAI): the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High Income Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (collectively, the Funds). Each Fund is classified as diversified. The First Start Growth, Capital Growth, and Money Market Funds offer Fund Shares only. The Income, High Income, Short-Term Bond, Intermediate-Term Bond, and Value Funds offer three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The Growth & Income and Science Technology Funds offer two classes of shares: Fund Shares and Adviser Shares. The Aggressive Growth, Growth, Income Stock, and Small Cap Stock Funds offer two classes of shares: Fund Shares and Institutional Shares. Each class of shares of a Fund is a separate share class of that Fund and not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, and insurance companies and to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time. The Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services.

You may obtain a free copy of a prospectus dated December 1, 2014, for each Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722). The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended July 31, 2014, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page
2	Valuation of Securities
3	Conditions of Purchase and Redemption
5	Additional Information Regarding Redemption of Shares
7	Investment Plans
9	Investment Policies
30	Investment Restrictions
31	Portfolio Transactions and Brokerage Commissions
36	Fund History and Description of Shares
37	Tax Considerations
40	Trustees and Officers of the Trust
53	The Trust’s Manager
61	Proxy Voting Policies and Procedures
62	Distribution Services
65	Portfolio Manager Disclosure
85	Portfolio Holdings Disclosure
87	General Information
88	Appendix A – Long-Term and Short-Term Debt Ratings

VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Asset Management Company (AMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The Trust’s Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees each Fund’s valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow a Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by each Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

The value of securities of each Fund (except the Money Market Fund) is determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. ETFs are valued at the last sales price or official closing price on the primary exchange on which they trade. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund’s subadviser, if applicable, at fair value by us using valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

The Money Market Fund’s securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Money Market Fund’s portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board has established procedures designed to stabilize the Money Market Fund’s price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, establishing an NAV per share by using available market quotations or suspending redemptions to the extent permitted under the SEC rules.

The Money Market Fund utilizes credit ratings from the following designated nationally recognized statistical rating organizations (NRSROs) to determine whether a security is eligible for purchase by the Money Market Fund under applicable securities laws. The Board has designated the following four NRSROs as the Designated NRSROs of the Money Market Fund: (1) Moody’s Investors Service, Inc. (Moody’s), (2) Standard & Poor’s Ratings Group (S&P), (3) Fitch Ratings, Inc. (Fitch), and (4) DBRS, Inc. (f/k/a Dominion Bond Rating Service Limited) (Dominion).

CONDITIONS OF PURCHASE AND REDEMPTION

Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds (USAA Funds). A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

Confirmations and Account Statements

Fund shareholders will receive a confirmation for each buy, sell, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain reinvestments, purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

Shares of a Fund may be offered to other USAA Funds that are structured as funds-of-funds, institutional investors, financial intermediaries, and other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may from time to time own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gains distributions, which could negatively affect a Fund’s performance and could cause shareholders to be subject to higher taxes with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.

The Board may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your last known address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

Fund Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same Fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

 Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

 Purchases and sales pursuant to automatic investment or withdrawal plans;

	Purchases and sales made through USAA Managed Portfolios UMP TM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

	Purchases and sales of the USAA Institutional Shares by the Target Retirement Funds; Cornerstone Conservative Fund and/or Cornerstone Equity Fund; and

	Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the Fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

Redemption by Check

Shareholders in the Short-Term Bond Fund or Money Market Fund may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe), governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

Redemption by Bill Pay

Shareholders in the Money Market Fund may request through usaa.com that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

Redemption Fees

The High Income Fund Shares, Institutional Shares, and Adviser Shares each have a 1% redemption fee that may apply if a shareholder redeems Fund Shares, Institutional Shares, or Adviser Shares within 180 days of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Fund Shares, Institutional Shares, or Adviser Shares held for 180 days or more are not subject to the 1% fee. The Adviser Shares of the Growth & Income Fund, Income Fund, Intermediate-Term Bond Fund, Science and Technology Fund, Value Fund, and Short-Term Bond Fund may, but currently do not, impose a redemption fee of 1% that may apply if a shareholder redeems Adviser Shares within 60 days of purchase by selling or by exchanging to another fund. The redemption fee may not be applied to certain redemptions related to hardship, including but not limited to death, disability, or divorce and mandatory actions, including but not limited to, systematic withdrawals, small balance account maintenance fees, distribution disbursements and reimbursements and certain types of individual retirement account (IRA) transactions, including redemptions pursuant to systematic withdrawal programs, or to purchases and redemptions in defined contribution plans and in certain other uniform circumstances or in situations related to administrative difficulty. Each Fund reserves the right to modify or eliminate the redemption fee at any time.

INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.

Automatic Purchase of Shares

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of the Trust (excluding our tax-exempt funds).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in each Fund’s prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.

Adjustable-Rate Securities

Each Fund may invest in adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (sometimes referred to as LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Asset-Backed Securities

Each Fund may invest in asset-backed securities (ABS). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the First Start Growth Fund, Income Fund, Short-Term Bond Fund, Intermediate-Term Bond Fund, and High Income Fund, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.

The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Bonds

Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk generally is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Borrowing

Each Fund may borrow money from a bank or another person to the extent permitted under the Investment Company Act of 1940, as amended (1940 Act). Such borrowings may be utilized for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some ABS, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument’s being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the 1940 Act.

Certificates of Deposit and Bankers’ Acceptances

Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Commodity-Linked Notes

Each Fund (except the Money Market Fund) may invest in commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody’s or S&P, or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.

Cover

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Derivatives

Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective, each Fund (except the Money Market Fund) may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indexes. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Permissible derivative instruments include “market access products,” which offer synthetic exposure to an underlying local foreign stock. They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, an access product may lose value regardless of the strength of the underlying stock. The Science & Technology Fund may invest in market access products.

Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Equity Securities

Each Fund (except the Money Market Fund) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Short-Term Bond Fund and Intermediate-Term Bond Fund investments in equity securities are limited to preferred securities). As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Equity-Linked Structured Notes

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-

linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Eurodollar and Yankee Obligations

Each Fund (except the Money Market Fund) may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

European Securities

The European Union’s (EU) Economic and Monetary Union (EMU) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Exchanged-Traded Funds (ETFs)

Each Fund (except the Money Market Fund) may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.

To the extent a Fund invests in ETFs you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Exchange-Traded Notes (ETNs)

Each Fund (except theMoney Market Fund) may invest in ETNs, which are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

Foreign Securities

The Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Small Cap Stock Fund, and Value Fund may invest up to 20% of their assets, the Science & Technology Fund may invest up to 50% of its assets, and the Capital Growth Fund, First Start Growth Fund may invest up to 100% of their assets in foreign securities purchased in either foreign or U.S. markets, including ADRs and GDRs). The High Income Fund, Income Fund, Short-Term Bond Fund, and Intermediate-Term Bond Fund may invest up to 20% of their assets in non-dollar-denominated securities. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Investing in the securities of companies located in emerging market companies generally involve greater risk than investing in the securities of companies located in countries with developed markets. The Manager or the applicable Subadviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, the Hong Kong Special Administrative Region (Hong Kong), Ireland, Israel, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, the United Kingdom, and the United States. The People’s Republic of China (PRC) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United

States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Forward Currency Contracts

Each Fund (except the Money Market Fund) may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.

Forward contracts in which a Fund may engage also include non-deliverable forwards (NDFs). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Futures Contracts

Each Fund (except the Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant (FCM) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Illiquid Securities

Each Fund may invest up to 15% (except the Money Market Fund, which may only invest up to 5%) of its net assets, in securities that are illiquid. Illiquid securities are generally those securities that a fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.

Initial Public Offerings

Each Fund (except the Money Market Fund ) may invest in initial public offerings (IPOs), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Investments in the Tobacco, Alcoholic Beverage, and Gaming Industries

The First Start Growth Fund’s assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages, or in companies primarily focused on gaming activities.

Lending of Securities

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.

Leveraged Loans

Each Fund (except the Money Market Fund) may invest in leveraged loans. Leveraged loans are a type of bank loan and share many of the characteristics and risks discussed above. Leveraged loans are adjustable-rate bank loans made to companies rated below investment-grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate (LIBOR) and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Limitations and Risks of Options and Futures Activity

Each Fund (except the Money Market Fund) may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (CPOs) pursuant to Commodity Futures Trading Commission (CFTC) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.

The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, new rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Liquidity Determinations

The Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.

Loan Interests and Direct Debt Instruments (bank loans)

Each Fund (except the Money Market Fund) may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Master Demand Notes

Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Manager will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Master Limited Partnerships (MLPs)

The Capital Growth Fund,Income Fund, Income Stock Fund, and High Income Fund may invest in MLPs. MLPs are publicly traded partnerships whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPs are established as limited liability companies. To be classified as a partnership for federal tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs provide investors with strategic exposure to physical assets, which can be attractive in inflationary environments.

Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, and dilution risks. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity.

Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. A decrease in the production or availability of energy commodities, including through their natural depletion over time, may adversely impact the financial performance of MLPs. MLPs are subject to significant federal, state and local government regulation in virtually every aspect of their operations. Such regulation can change over time in both scope and intensity, and such changes could increase compliance costs and adversely affect the financial performance of MLPs. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Natural disasters, such as hurricanes, may also impact MLPs.

MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause an MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to a Fund. Depreciation or other cost recovery deductions passed through to a Fund from any investments in MLPs in a given year will generally reduce a Fund’s taxable income, but those deductions may be recaptured in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to Fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae, also known as GNMA), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve’s purchases have terminated, the U.S.

Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the second quarter of 2014, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. They have paid approximately $218.7 billion in dividends. Fannie Mae and Freddie Mac ended the second quarter of 2014 with positive net worth, and neither has required a draw from the U.S. Treasury since the second quarter of 2012. However, FHFA had previously predicted that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

Each Fund (except theMoney Market Fund) also may invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, although lease obligations are ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Options on Futures Contracts

Each Fund (except the Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options on Securities and Securities Indexes

Each Fund (except the Money Market Fund) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).

Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.

Periodic Auction Reset Bonds

Each Fund (except the Money Market Fund) may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Preferred Stocks

Each Fund (except the Money Market Fund) may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Put Bonds

Each Fund may invest in securities the interest on which is excludable from gross income for federal income tax purposes (tax exempt securities) (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including each Fund. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. Conditions in the United States have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of a Fund’s investments. In addition, as of the date of this SAI, interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Act has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by market participants, including mutual funds. Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation, some, in ways that are still unforeseeable. Although a portion of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

In July 2014, the SEC adopted additional amendments to money market fund regulations (2014 Amendments) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the Funds that are money market funds is unclear; however, any changes to a Fund’s operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may negatively affect the Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.

The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Real Estate Investment Trusts (REITs)

Because each Fund (except the Short-Term Bond Fund, Intermediate-Term Bond Fund, and Money Market Fund) may invest a portion of its assets in equity securities of REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences. In addition, each Fund (except the Money Market Fund) may invest a portion of their assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.

Repurchase Agreements

Each Fund may invest in repurchase agreements. The Money Market Fund may invest in repurchase agreements that are collateralized by cash items or obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Section 4(2) Commercial Paper and Rule 144A Securities

Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. The Funds also may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.

Senior Securities

Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition, each Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

Separate Trading of Registered Interest and Principal of Securities (STRIPS)

Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Short-Term Instruments

When a Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund’s investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Manager or the applicable subadviser(s); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s (see Appendix A). If no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager or the applicable subadviser(s).

Swap Arrangements

Each Fund (except the Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts.

In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.

Swap agreements historically have been individually negotiated and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through futures commission merchants (FCM) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.

A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The High Income Fund, First Start Growth Fund, Income Fund, Short-Term Bond Fund, and Intermediate-Term Bond Fund may enter into credit default swap contracts (CDSs) for investment purposes. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The High Income Fund, First Start Growth Fund, Income Fund, Short-Term Bond Fund, and Intermediate-Term Bond Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.

Synthetic Instruments

The First Start Growth Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Short-Term Bond Fund, and Money Market Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.

Tax-Exempt Securities

Each Fund may purchase tax-exempt securities, which include general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

Temporary Defensive Policy

Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper and other corporate debt obligations.

Treasury Inflation-Protected Securities (TIPS)

Each Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

U.S. Government Obligations

Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (GSEs). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable-Rate and Floating-Rate Securities

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Variable-Rate Demand Notes (VRDNs)

Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.

When-Issued and Delayed-Delivery Securities

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds’ portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed in any material way for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Fund:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.

(2)
except for any Fund that is concentrated in an industry or group of industries within the meaning of the 1940 Act, may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

In addition, with respect to the Money Market Fund, banks are not considered a single industry for purposes of investment restriction (2) and certificates of deposit, time deposits, bankers' acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.

With respect to each Fund’s concentration policies as described above, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

Additional Restriction

Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: Income Stock Fund invests at least 80% of its assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of companies that pay dividends; Short-Term Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity between one and three years; Intermediate-Term Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity between three to ten years; Science & Technology Fund invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements; Small Cap Stock Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadvisers are reasonable and fair. The Board has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser subject to obtaining the best overall terms available. Payment for such services also may be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.

In return for such services, the Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the

Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Fund’s policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The Manager or the applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for the Fund or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended July 31, 2014, the following Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer	Aggregate Value of Securities
Bank of America
Income Fund	$21,383,000
Money Market Fund	$107,894,000
Growth & Income Fund	$11,782,000
Short-Term Bond Fund	$26,173,000
First Start Growth Fund	$846,000
Intermediate-Term Bond Fund	$21,233,000
Value Fund	$14,566,000

Barclays Global Investors Services
	Income Fund	$5,645,000
	Short-Term Bond Fund	$7,708,000
	First Start Growth Fund	$1,031,000
	Intermediate-Term Bond Fund	$1,684,000
	High Income Fund	$1,064,000
Citigroup
	Value Fund	$16,168,000

Citigroup Global Markets, Inc.
Income Fund	$12,898,000
Money Market Fund	$66,582,000
Growth & Income Fund	$28,040,000
First Start Growth Fund	$2,045,000
Short-Term Bond Fund	$17,823,000
Intermediate-Term Bond Fund	$6,747,000
Deutsche Bank Securities, Inc.
Money Market Fund	$30,000,000
Short-Term Bond Fund	$5,175,000
High Income Fund	$4,875,000
JP Morgan Securities
Aggressive Fund	$4,813,000
Income Fund	$10,630,000
Money Market Fund	$139,254,000
Income Stock Fund	$43,915,000
Growth & Income Fund	$11,520,000
First Start Growth Fund	$2,877,000
Short-Term Bond Fund	$20,193,000
Intermediate-Term Bond Fund	$12,235,000
High Income Fund	$1,067,000
JP Morgan Chase & Co.
Capital Growth Fund	$6,920,000
Value Fund	$21,966,000
Morgan Stanley
Aggressive Fund	$8,761,000
Income Fund	$10,665,000
Money Market Fund	$105,742,000
Growth & Income Fund	$13,929,000
Intermediate-Term Bond Fund	$10,666,000
Goldman Sachs Group Inc.
First Start Growth Fund	$553,000
UBS Warburg LLC
Income Fund	$10,070,000
Money Market Fund	$50,000,000
Short-Term Bond Fund	$10,070,000
State Street Bank & Trust Company
Income Fund	$19,575,000

Income Stock Fund	$8,065,000
Growth & Income Fund	$9,432,000
First Start Growth Fund	$1,370,000
Intermediate-Term Bond Fund	$16,291,000
Credit Suisse First Boston Corp.
Income Fund	$4,029,000
Money Market Fund	$25,000,000
Short-Term Bond Fund	$4,932,000

Bank of New York
Income Fund	$15,039,000
Money Market Fund	$4,889,000
State Street Corp
Value Fund	$17,314,000
Well Fargo
Money Market Fund	$102,471,000
Income Stock Fund	$41,644,000
Growth & Income Fund	$12,538,000
Short-Term Bond Fund	$5,114,000
First Start Growth Fund	$1,730,000
Intermediate-Term Bond Fund	$5,165,000
High Income Fund	$15,494,000
Value Fund	$23,368,000

Brokerage Commissions

During the last three fiscal years ended July 31, the Funds paid the following aggregate brokerage fees:

Fund	2014		2013		2012
Aggressive Growth Fund	$579,545		$604,096		$633,039
Growth Fund	$427,627		$425,749		$589,898
Growth & Income Fund	$708,702	(b)	$1,206,291	(a)	$988,846
Income Stock Fund	$582,289	(b)	$737,075		$816,120
Intermediate-Term Bond Fund	$9,450	(e)	$34,354	(d)	$2,808
Short-Term Bond Fund	$11,025		$17,171	(d)	$1,404
Science & Technology Fund	$619,300		$663,130		$552,963
First Start Growth Fund	$407,653	(a)	$297,939		$231,922
High Income Fund	$42,119		$33,182	(b)	$78,240
Income Fund	$24,593	(c)	$1,395	(b)	$35,575
Small Cap Stock Fund	$1,195,869		$1,383,216	(a)	$931,076
Capital Growth Fund	$317,341	(b)	$803,880		$947,142
Value Fund	$421,339		$319,272		$373,115

(a)	An increase in the purchase of futures resulted in an increase in brokerage fees.
(b)	A decrease in portfolio transactions resulted in a decrease in brokerage fees.
(c)	Significant cash flow into the Fund during the fiscal year ended July 31, 2014, resulted in more frequent portfolio transactions and led to an increase in broker commissions for the year.

(d)	An increase in the purchase of futures resulted in an increase in brokerage fees.
(e)	A decrease in futures transactions resulted in a decrease in brokerage fees.

During the last three fiscal years ended July 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

The Manager or the applicable Subadviser directed a portion of the Fund’s brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2014, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

Fund	Transaction Amount	Commissions/Underwriting Concessions
Aggressive Growth Fund	$376,958,773	$140,209
Growth Fund	$414,441,590	$175,464
Growth & Income Fund	$578,563,386	$161,525
Income Stock Fund	$139,898,661	$14,150
Income Fund	$8,890,489	$2,669
Science & Technology Fund	$82,301,301	$48,857
First Start Growth Fund	$3,523,141	$402
High Income Fund	$11,184,387	$2,266
Small Cap Stock Fund	$60,899,044	$70,411
Capital Growth Fund	$420,663,882	$83,768
Value Fund	$163,891,394	$124,513

Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund’s (other than the Money Market Fund’s) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s).

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the last two fiscal years ended July 31, the Funds’ portfolio turnover rates were as follows:

Fund	2014		2013
Aggressive Growth Fund	68%		67%
Growth Fund	31%		28%
Growth & Income Fund	61%	(d)	112%	(b)
Income Stock Fund	57%		64%
Income Fund	14%		24%
Short-Term Bond Fund	28%		25%
Science & Technology Fund	91%		93%
First Start Growth Fund	64%		70%
Intermediate-Term Bond Fund	8%		10%
High Income Fund	21%		47%
Small Cap Stock Fund	45%		55%	(a)
Capital Growth Fund	36%	(c)	83%
Value Fund	20%		26%

(a)	Reflects decreased trading activity due to changes in subadvisers and asset allocation strategies.
(b)	Reflects increased trading due to changes in subadvisers.
(c)	Reflects decreased trading activity due to market volatility.
(d)	Reflects decreased trading due to changes in subadviser(s).

FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Fifty-two such portfolios have been established, fourteen of which are described in this SAI.

Each Fund is classified as diversified. The Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation. The Growth Fund, Income Fund, and Money Market Fund were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981; the Aggressive Growth Fund was established on July 8, 1981, and commenced public offering of its shares on October 19, 1981; the Income Stock Fund was established on January 23, 1987, and commenced public offering of its shares on May 4, 1987; the Growth & Income Fund and Short-Term Bond Fund were established on March 23, 1993, and commenced public offering of their shares on June 1, 1993; the Science & Technology Fund and First Start Growth Fund were established on May 9, 1997, and commenced public offering of their shares on August 4, 1997; the Intermediate-Term Bond Fund, High Income Fund (formerly High-Yield Opportunities), and Small Cap Stock Fund were established on May 6, 1999, and commenced public offering of their shares on August 2, 1999; the Capital Growth Fund was established on July 19, 2000, and commenced public offering of its shares on October 27, 2000; and the Value Fund was established on April 26, 2001, and commenced public offering of its shares on August 3, 2001. The Funds were reorganized into the Trust in August 2006. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund. The Fund Shares currently are available for investment through a USAA member account with the Manager, USAA Brokerage Services, or certain other financial intermediaries the Fund may approve from time to time. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time.

The Aggressive Growth Fund, Growth Fund, Income Stock Fund, and Small Cap Stock Fund offer two classes of shares, identified as Fund Shares and Institutional Shares. The Income Fund, Intermediate-Term Bond Fund, High Income Fund, Short-Term Bond Fund, and Value Fund offer three classes of shares, identified as Fund Shares, Institutional Shares, and Adviser Shares. The Growth & Income Fund and Science & Technology Fund offer two classes of shares, identified as Fund Shares and Adviser Shares. The Institutional Shares were established on November 13, 2007, and commenced offering on August 1, 2008. The Adviser Shares were established on April 9, 2010, and commenced offering on August 1, 2010. Shares of each class of a Fund represent an identical interest in that Fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any.

Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board and generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class;

and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:

Converting from institutional shares into fund shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a USAA discretionary management account program), we may convert your Institutional Shares of the Fund into Fund Shares. The Fund will notify you before any mandatory conversion into Fund Shares occurs.

Converting from adviser shares into fund shares: If you hold Adviser Shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares of the Fund into Fund Shares.

Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of a Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

TAX CONSIDERATIONS

Taxation of the Funds

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the Code) (RIC). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net short- and long-term capital gains (capital gains in excess of capital losses) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies (90% test); (2) distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (distribution requirement); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year.

The Code imposes a nondeductible 4% excise tax (Excise Tax) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as "qualifying income" under the 90% test. The tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income (earned directly or indirectly) from such investments is such “qualifying income.”

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which a Fund invests may be subject to section 1256 of the Code (collectively, section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on “qualified dividend income” individuals and certain other non-corporate shareholders (each, a non-corporate shareholder) described in the Funds’ prospectuses.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (OID) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Accrued OID with respect to tax-exempt obligations a Fund may acquire generally will be excluded from its taxable income, although that OID will be included in its gross income for purposes of the 90% test and will be added to its adjusted basis in those obligations for purposes of determining gain or loss on sale or at maturity. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued taxable and tax-exempt OID, to satisfy the distribution requirement and (except with respect to tax-exempt OID) to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the excess of the stated redemption price over the purchase price is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.

Taxation of the Shareholders

Distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December that are payable to shareholders of record in such a month are deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Any gain or loss a shareholder realizes on the redemption or other disposition of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any such gain a non-corporate shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.

If a Fund's distributions in a taxable year exceed its current and accumulated earnings and profits, all or a portion of the distributions made in that year may be recharacterized as a return of capital to shareholders. Distributions in excess of a Fund's distribution requirement, but not in excess of the Fund's earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryovers offset current year realized gains. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the shares from which the distribution was received are redeemed.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be “qualified dividend income,” distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as such and instead will be taxed at the shareholders’ marginal federal income tax rates.

In addition to the previous requirement to report the gross proceeds from the redemption of Fund shares, each Fund (or its administrative agent) must report to the IRA the basis information for shares purchased after December 31, 2011 (Covered Shares) that are redeemed or ex hanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The previous requirement to report only the gross proceeds from the redemption of Fund shares will continue to apply to all non-Covered Shares.

The foregoing discussion is only a summary of certain federal tax considerations affecting each Fund and its shareholders and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

TRUSTEES AND OFFICERS OF THE TRUST

The Board consists of seven Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including AMCO and its affiliates.

Board Leadership Structure

The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the Independent Trustees) and one Trustee who is an “interested person” of the Funds (Interested Trustee). In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders.

Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Manager's perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

AMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for AMCO management and, ultimately, the Funds’ shareholders.

Set forth below are the Independent Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past Five Years and Other Directorships Held and Experience	Number of USAA Funds Overseen by Trustee**
Independent Trustees
Robert L. Mason, Ph.D. (July 1946)	Trustee and Chairman	Trustee since January 1997 and Chairman since January 2012	Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years’ experience as a Board member of the USAA family of funds. Mr. Mason holds no other directorships.	52
Jefferson C. Boyce (September 1957)	Trustee	Trustee since September 2013	Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.	52
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.	52
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets,	52

			including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board member of the USAA family of funds. Mr. McNamara holds no other directorships. Paul L. McNamara is no relation to Daniel S. McNamara.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008
Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years’ experience as a Board member of the USAA family of funds. Ms. Ostdiek holds no other directorships.
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Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000	President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years’ experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company.	52

* The address for each Independent Trustee is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 72 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that as a result at least two-thirds of the Trustees have been elected by the shareholders.

Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years and Other Directorships Held and Experience	Total Number of USAA Funds Overseen by Officer
Interested Trustee
Daniel S. McNamara (June 1966)	Trustee, President, and Vice Chairman	Trustee since December 2009, President, and Vice Chairman since January 2012
President of Financial Advice & Solutions Group, USAA (02/13-present); Director of USAA Asset Management Company, (AMCO) (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-04/14); President, AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
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Interested Officers
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.	52
John P. Toohey (March 1968)	Vice President	June 2009	Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).	52
James G. Whetzel (February 1978)	Secretary	June 2013	Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG General Counsel, USAA (10/12-10/13); Secretary and Director,	52

			IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP.
Daniel J. Mavico (June 1977)	Assistant Secretary	June 2013	Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.	52
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).	52
James K. De Vries (April 1969)	Assistant Treasurer	December 2013	Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).	52
Stephanie Higby (July 1974)	Chief Compliance Officer	February 2013	Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.	52

* The address of the Interested Trustee and each officer is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

Committees of the Board

The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds’ fiscal year ended July 31, 2014, the Board held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee. During the Funds’ most recent fiscal year ended July 31, 2014, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek and Reimherr are members of the Audit Committee. During the Funds’ most recent fiscal year ended July 31, 2014, the Audit Committee held meetings four times.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board acts upon various investment-related issues and other matters which have been delegated to it by the Board. Interested Trustee D. McNamara, and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Pricing and Investment Committee. During the Funds’ fiscal year ended July 31, 2014, the Pricing and Investment Committee held meetings four times.

Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees. Trustees Boyce, Hawley, Mason, P. McNamara Ostdiek, and Reimherr, are members of the Corporate Governance Committee. During the Funds’ most recent fiscal year ended July 31, 2014, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Brooks Englehardt, President. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2013.

	Aggressive	Growth	Growth & Income	Income
	Growth Fund	Fund	Fund	Stock Fund
Interested Trustee
Daniel S. McNamara	$1-$10,000	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	$10,001-$50,000	$50,001-$100,000
Jefferson C. Boyce	None	None	None	None
Paul L. McNamara	None	None	None	$10,001-$50,000
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	None	None	$1-$10,000	None

	Income	First Start	Money	Science &
	Fund	Growth Fund	Market Fund	Technology Fund
Interested Trustee
Daniel S. McNamara	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	Over $100,000	None
Jefferson C. Boyce	None	None	None	None
Paul L. McNamara	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	$1-$10,000	$10,001-$50,000	None
Michael F. Reimherr	None	None	$10,001-$50,000	None

	Small Cap	Intermediate-Term	Short-Term	High Income
	Stock Fund	Bond Fund	Bond Fund	Fund
Interested Trustee
Daniel S. McNamara	$10,001-$50,000	$1-$10,000	$50,001-$100,000	$50,001-$100,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	None
Jefferson C. Boyce	None	None	None	None
Paul L. McNamara	None	None	None	$10,001-$50,000
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	None	None	None	$10,001-$50,000

	Capital	Value	USAA Fund
	Growth Fund	Fund	Complex Total
Interested Trustee
Daniel S. McNamara	$1-$10,000	$1-$10,000	Over $100,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	Over $100,000
Jefferson C. Boyce	None	None	None
Paul L. McNamara	None	None	$50,001-$100,000
Barbara B. Ostdiek, Ph.D.	None	None	$50,001-$100,000
Michael F. Reimherr	None	None	Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended July 31, 2014.

Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Family of Funds(b)
Interested Trustee
Daniel S. McNamara	None(a)	None(a)
Independent Trustee
Robert L. Mason, Ph.D.	$51,532	$191,400
Jefferson C. Boyce (c)	$46,146	$171,400
Dawn Hawley(d)	$10,058	$37,360
Paul L. McNamara	$46,146	$171,400
Barbara B. Ostdiek, Ph.D.	$48,300	$179,400
Michael F. Reimherr	$48,300	$179,400

(a) Daniel S. McNamara is affiliated with the Trust’s investment adviser, AMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.
(b) At July 31, 2014, the Fund Complex consisted of one registered investment company offering 52 individual funds. (c) Compensation for period of September 2013-July 2014.
(d) Dawn M. Hawley was appointed to the Board in April 2014.

No compensation is paid by any Fund to any Trustee who is an officer, or employee of AMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Trust expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of October 31, 2014, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of October 31, 2014, the following held of record or owned beneficially 5% or more of the voting stock of any Fund’s shares.

Title of Class	Name of Address of	Percent of Class
	Beneficial Owner

Intermediate-Term Bond Fund	State of Nevada-Upromise Investments	5.05%
	USAA College Savings Plan – Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Short-Term Bond Fund	State of Nevada-Upromise Investments	9.32%
	USAA College Savings Plan –Conservative Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Growth Fund	State of Nevada-Upromise Investments	7.05%
	USAA College Savings Plan – Aggressive Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Value Fund	State of Nevada-Upromise Investments	6.40%
	USAA College Savings Plan – Aggressive Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Small Cap Stock Fund	State of Nevada-Upromise Investments	8.73%
	USAA College Savings Plan – Aggressive Growth Portfolio
	Aggressive Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Small Cap Stock Fund	State of Nevada-Upromise Investments	6.00%
	USAA College Savings Plan – Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593-216

Intermediate-Term Bond Fund Institutional Shares	USAA Target Retirement 2020 Fund	22.79%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Target Retirement 2030 Fund	27.69%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Target Retirement Income Fund	13.86%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Target Retirement 2040 Fund	11.88%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Cornerstone Conservative Fund	6.70%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Federal Savings Bank	9.89%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Intermediate-Term Bond Fund Institutional Shares	USAA Federal Savings Bank	6.77%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Stock Fund Institutional Shares	USAA Target Retirement 2020 Fund	11.06%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Stock Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.35%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Stock Fund Institutional Shares	USAA Target Retirement 2040 Fund	34.52%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Stock Fund Institutional Shares	USAA Target Retirement 2030 Fund	27.49%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Fund Institutional Shares	USAA Target Retirement 2020 Fund	30.55%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Fund Institutional Shares	USAA Target Retirement Income Fund	31.71%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Fund Institutional Shares	USAA Target Retirement 2030 Fund	8.67%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Fund Institutional Shares	USAA Cornerstone Conservative Fund	11.58%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Short-Term Bond Institutional Shares	USAA Federal Saving Bank – Trust Dept	10.05%
	P.O Box 690827
	San Antonio, Texas 78288

Short-Term Bond Fund Institutional Shares	USAA Federal Saving Bank – Trust Dept	7.24%
	P.O Box 690827
	San Antonio, Texas 78288

Aggressive Growth Fund Institutional Shares	USAA Target Retirement 2020 Fund	10.73%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Aggressive Growth Fund Institutional Shares	USAA Target Retirement 2040 Fund	33.53%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Aggressive Growth Fund Institutional Shares	USAA Target Retirement 2050 Fund	18.83%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Target Retirement 2020 Fund	17.95%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Target Retirement 2040 Fund	8.65%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Target Retirement 2030 Fund	20.67%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Target Retirement Income Fund	11.43%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Cornerstone Conservative Fund	11.77%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Federal Saving Bank	17.14%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Income Fund Institutional Shares	USAA Federal Saving Bank	11.95%
	Trust Department
	P.O. Box 690827
	San Antonio, Texas 78288

Growth Fund Institutional Shares	USAA Target Retirement 2020 Fund	10.83%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Growth Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.07%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Growth Fund Institutional Shares	USAA Target Retirement 2040 Fund	33.83%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Growth Fund Institutional Shares	USAA Target Retirement 2030 Fund	27.39%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Value Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.51%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Value Fund Institutional Shares	USAA Target Retirement 2040 Fund	34.46%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Value Fund Institutional Shares	USAA Target Retirement 2030 Fund	27.71%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Value Fund Institutional Shares	USAA Target Retirement 2020 Fund	11.03%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Fund Institutional Shares	USAA Target Retirement 2020 Fund	20.32%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Institutional Shares	USAA Target Retirement 2040 Fund	11.18%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Fund Institutional Shares	USAA Target Retirement 2030 Fund	26.30%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Fund Institutional Shares	USAA Target Retirement Income Fund	11.71%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Fund Institutional Shares	USAA Federal Saving Bank	16.47%
	Trust Department
	9800 Fredericksburg Road
	San Antonio, Texas 78288

High Income Fund Institutional Shares	USAA Federal Saving Bank	9.03%
	Trust Department
	P.O. Box 690827
	San Antonio, Texas 78269

Small Cap Stock Fund Institutional Shares	USAA Target Retirement 2020 Fund	10.84%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Small Cap Stock Fund Institutional Shares	USAA Target Retirement 2050 Fund	19.70%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Small Cap Stock Fund Institutional Shares	USAA Target Retirement 2040 Fund	33.54%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

Small Cap Stock Fund Institutional Shares	USAA Target Retirement 2030 Fund	26.97%
	9800 Fredericksburg Road
	San Antonio, Texas 78288

THE TRUST’S MANAGER

As described in each Fund’s prospectus, AMCO is the investment adviser for each Fund. AMCO, organized in August 2011, is a wholly owned indirect subsidiary of USAA, a large, diversified financial services institution.

In addition to managing the Trust’s assets, AMCO advises and manages the investments of USAA and its affiliated companies. As of October 31, 2014, total assets under management by AMCO were approximately $54 billion, of which approximately $135 billion were in mutual fund portfolios.

Advisory Agreement

The Manager provides investment management and advisory services to the Funds pursuant to an advisory agreement dated August 1, 2006 (Advisory Agreement). Under this Advisory Agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons also are employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2015, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board (on behalf of such Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of AMCO or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the last three fiscal years ended July 31, management fees were as follows:

Fund	2014	2013	2012
Aggressive Growth Fund Shares	$4,681,384	$4,341,981	$4,838,521
Aggressive Growth Fund Institutional Shares	$504,458	$874,675	$763,100
Growth Fund Shares	$7,506,145	$6,215,048	$6,147,183
Growth Fund Institutional Shares	$5,381,246	$4,813,404	$1,304,199
Growth & Income Fund Shares	$8,849,434	$7,269,942	$6,587,115
Growth & Income Fund Adviser Shares	$51,962	$40,036	$35,388
Income Stock Fund Shares	$7,777,436	$7,164,494	$7,111,733
Income Stock Fund Institutional Shares	$5,017,441	$3,259,967	$877,755
Income Fund Shares	$7,097,950	$7,354,126	$9,084,371
Income Fund Institutional Shares	$4,883,815	$3,759,137	$1,183,458
Income Fund Adviser Shares	$25,547	$14,530	$13,855
Short-Term Bond Fund Shares	$4,840,741	$5,135,657	$5,882,070
Short-Term Bond Fund Institutional Shares	$4,701,161	$3,126,633	$532,317

Short-Term Bond Fund Adviser Shares	$31,831	$19,084	$15,363
Money Market Fund	$12,612,128	$12,051,522	$11,824,908
Science & Technology Fund Shares	$4,116,866	$3,021,147	$2,501,659
Science & Technology Fund Adviser Shares	$99,371	$59,343	$48,411
First Start Growth Fund	$2,314,528	$1,917,079	$1,691,802
Intermediate-Term Bond Fund Shares	$6,577,181	$6,816,176	$6,605,041
Intermediate-Term Bond Fund Institutional Shares	$3,992,857	$2,848,608	$816,274
Intermediate-Term Bond Fund Adviser Shares	$49,795	$28,550	$22,623
High Income Fund Shares	$7,561,394	$7,117,173	$7,551,820
High Income Fund Institutional Shares	$4,075,880	$3,770,614	$1,051,785
High Income Fund Adviser Shares	$42,528	$34,677	$28,031
Small Cap Stock Fund Shares	$5,333,793	$4,616,034	$5,016,287
Small Cap Stock Fund Institutional Shares	$5,066,432	$3,468,971	$1,151,290
Capital Growth Fund	$5,323,926	$4,573,770	$4,248,795
Value Fund Shares	$5,709,956	$3,884,167	$4,188,879
Value Fund Institutional Shares	$1,912,315	$1,470,011	$1,235,886
Value Fund Adviser Shares	$64,600	$53,821	$46,878

The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate of average daily net assets and (2) a performance adjustment that will add to or subtract from the base investment management fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund’s performance will be compared to the Lipper Indexes as listed below:

Fund	Lipper Index
Aggressive Growth Fund	Large-Cap Growth Funds Index
First Start Growth Fund	Flexible Portfolio Funds Index
Growth Fund	Large-Cap Growth Funds Index
Growth & Income Fund	Multi-Cap Core Funds Index
High Income Fund	High Yield Bond Funds Index
Income Fund	A Rated Bond Funds Index
Income Stock Fund	Equity Income Funds Index
Intermediate-Term Bond Fund	Lipper Index*
Science & Technology Fund	Science & Technology Funds Index
Short-Term Bond Fund	Short Investment Grade Bond Funds Index
Small Cap Stock Fund	Small-Cap Core Funds Index
Capital Growth Fund	Global Funds Index
Value Fund	Multi-Cap Value Funds Index

* An index that tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

With respect to the Money Market Fund, the management fee does not include a performance adjustment.

Computing the Performance Adjustment

For any month, the base investment management fee of each Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The performance adjustment is then added to or subtracted from the base investment management fee based upon the Fund’s average annual performance during the performance period compared to the average annual performance of the Fund’s respective index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Fixed Income Funds:
High Income Fund
Income Fund
Intermediate-Term Bond Fund
Short-Term Bond Fund

Over/Under Performance Relative to Index	Annual Adjustment Rate (in basis points as a percentage
(in basis points)1	of a Fund’s average daily net assets)1
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

Equity Funds:

Aggressive Growth Fund	First Start Growth Fund
Growth Fund	Growth & Income Fund
Income Stock Fund	Science & Technology Fund
Small Cap Stock Fund	Capital Growth Fund
Value Fund

Over/Under Performance Relative to Index	Annual Adjustment Rate (in basis points as a percentage
(in basis points)1	of a Fund’s average daily net assets)1
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%). Average daily net assets are calculated over a rolling 36-month period.

For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

	Examples

	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918

(a) Average annual performance over a 36-month period
(b) In basis points 1/100th of a percent
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For Funds that offer multiple classes of shares, the performance adjustment is determined on a class-by-class basis. In some circumstances, AMCO has agreed to waive certain expenses of the Funds, the impact of which may be to increase the performance of those Funds. Any corresponding increase in the performance of a Fund may contribute to a positive performance adjustment.

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has agreed, through December 1, 2015, to limit the annual expenses of the Fund Shares and Adviser Shares as follows and will reimburse the Funds for all expenses in excess of such limitation.

Fund/Class	Expense Ratio After Reimbursement as a % of Average Net Assets (ANA)
Growth & Income Fund Adviser Shares	1.20%
First Start Growth Fund Shares	1.38%
High Income Fund Adviser Shares	1.15%

This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by the Manager at any time after December 1, 2015.

As a result of the Funds’ expense limitation, for the last three fiscal years the Manager reimbursed the following amounts to the Funds:

Fund	2014		2013		2012
Growth Fund Shares	$1,170,344		$1,558,857		$1,494,097
Growth & Income Fund Adviser Shares	$-		$6,644		$8,035
Money Market Fund	$21,554,244	(a)	$16,918,147	(a)	$15,809,547	(a)
First Start Growth Fund Shares	$1,117,933		$1,040,838		$1,121,515
Short-Term Bond Fund Adviser Shares	$-		$8,611		$12,862
Intermediate-Term Bond Fund Shares	$382,796		$1,113,044		$1,252,695
Intermediate-Term Bond Fund Adviser Shares	$-		$9,164		$12,850

High Income Fund Adviser Shares	$-	$9,046	$13,437
Income Fund Adviser Shares	$-	$11,123	$12,555
Capital Growth Fund Shares	$-	$240,215	$473,081
Value Fund Shares	$-	$528,926	$852,656
Value Fund Adviser Shares	$-	$-	$419

(a) The Manager has voluntarily agreed on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund’s expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time.

Subadvisory Agreements

The Manager has entered into Subadvisory Agreements dated October 1, 2014, with Winslow Capital Management, LLC (Winslow Capital); dated July 11, 2012, with Cambiar Investors, LLC (Cambiar) and Granahan Investment Management, Inc. (GIMI); dated October 1, 2011, with Quantitative Management Associates, LLC (QMA); dated July 21, 2010, with Wellington Management Company, LLP (Wellington Management) ; dated March 28, 2013, with Epoch Investment Partners, Inc. (Epoch); dated December 3, 2007, with The Renaissance Group LLC (Renaissance Investment Management); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund’s assets in accordance with that Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board.

Each Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2015. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of AMCO or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) on 60 days’ written notice; by AMCO at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the Aggressive Growth Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management and Winslow Capital.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2014, Wellington Management had investment management authority with respect to approximately $892 billion in assets. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund’s average daily net assets that Wellington Management manages.

Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, and has been an investment adviser since 1992. Winslow Capital is a wholly owned subsidiary of Nuveen Investments, Inc. which is a indirect subsidiary of TIAA-CREF. TIAA-CREF constitutes the ultimate principal owner of Winslow Capital. The Manager (not the Fund) pays Winslow Capital a fee in the annual amount of 0.40% on the first $100 million; 0.35% on the next $250 million; 0.30% on the next $250 million, and 0.25% on the next $400 million of the portion of the Fund’s average daily net assets that Winslow Capital manages.

For the Growth Fund, the Manager has entered into Subadvisory Agreements with Renaissance Investment Management (Renaissance) and Loomis, Sayles & Company, L.P. (Loomis Sayles).

Renaissance, located at 50 E. RiverCenter Boulevard, Covington, Kentucky 41011, is an investment adviser that has specialized in growth equity management since 1978. Renaissance is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. The Manager (not the Fund) pays Renaissance a fee in the annual amount of 0.20% of the portion of the Fund’s average daily net assets that Renaissance manages.

Loomis Sayles, a Delaware limited partnership owned by Natixis Global Asset Management, L.P., (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn - owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’ Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 80 years. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund’s average daily net assets that Loomis Sayles manages.

For the Growth & Income Fund, the Manager has entered into a Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. (BHMS). BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979, managing equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas. The Manager (not the Fund) pays BHMS a fee based on the aggregate daily average net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.

For the Income Stock Fund, the Manager has entered into a Subadvisory Agreement with Epoch. Epoch is located at 399 Park Avenue, New York, New York 10022, serves as a subadviser to the Fund. Epoch was founded in April 2004 as a Delaware corporation. Epoch is a wholly owned subsidiary of the Toronto Dominion Bank. The Manager (not the Fund) pays Epoch fees of the Fund’s average daily net assets 0.30% on the first $600 million, 0.20% on the next $900 million, and 0.18% on the assets over $1.5 billion.

For the Science & Technology Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund’s average daily net assets for the first $100 million in assets in the Fund, plus 0.35% of the Fund’s average daily net assets for assets over $100 million in the Fund.

For the First Start Growth Fund, the Manager has entered into a Subadvisory Agreement with QMA. QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. The Manager (not the Fund) pays QMA a fee in the annual amount of 0.20% on the first $250 million and 0.15% on assets over $250 million of the portion of the Fund’s average daily net assets that QMA manages.

For the Small Cap Stock Fund, the Manager has entered into Subadvisory Agreements with Wellington Management, Cambiar, and GIMI. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.70% of the Fund’s average daily net assets, plus 0.65% of the Fund’s average daily net assets over $300 million that Wellington Management manages.

Cambiar, located at 2401 East Second Avenue, Denver, Colorado 80206, is an independent, 100% employee-owned firm. Cambiar has been redefining value since 1973. Cambiar provides investment management services, to institutions which include, pension plans, endowments, foundations, state and municipal government entities, and private clients. The Manager (not the Fund) pays Cambiar a fee in the annual amount of 0.67% on the first $300 million of assets; 0.65% assets on assets above $300 million of the Fund’s average daily net assets that Cambiar manages.

GIMI, located at 404 Wyman Street, Waltham, Massachusetts 02451, is an independent, 100% employee-owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. The firm remains committed to the smaller cap area of the market and has dedicated its investment expertise to serving institutions and family offices. The Manager (not the Fund) pays GIMI a fee in the annual amount of 0.55% on the first $300 million of assets; 0.52% on assets above $300 million of the Fund’s average daily net assets that GIMI manages.

For the Capital Growth Fund, the Manager has entered into a Subadvisory Agreement with QS Batterymarch. QS Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned global asset management firm incorporated under Maryland law. The Manager (not the Fund) pays QS Batterymarch a fee in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund’s average daily net assets that QS Batterymarch manages.

For the Value Fund, the Manager has entered into a Subadvisory Agreement with BHMS. The Manager (not the Fund) pays BHMS a fee based on the aggregate average daily net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.

Administration and Servicing Agreement

Under an Administration and Servicing Agreement effective August 1, 2001, AMCO is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. AMCO will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity (but not pay for printing or postage for such documents); respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

With respect to each Fund or class thereof, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, as indicated in the table below. We also may delegate one or more of our responsibilities to others at our expense.

Fund/Class	Fee (% of average daily net assets)
Money Market Fund	0.10%
Capital Growth Fund	0.15%
First Start Growth Fund	0.15%
Aggressive Growth Fund Shares	0.25%
Fund Shares of:
Growth Fund
Growth & Income Fund
High Income Fund
Income Fund
Income Stock Fund
Intermediate-Term Bond Fund
Short-Term Bond Fund
Science & Technology Fund
Small Cap Stock Fund
Value Fund
0.15%, calculated and paid separately for each Fund’s Fund Shares
Adviser Shares of: Growth & Income Fund High Income Fund Income Fund Intermediate-Term Bond Fund Science & Technology Fund Short-Term Bond Fund Value Funds Fund	0.15%, calculated and paid separately for each Fund’s Adviser Shares
Institutional Shares of each of: Aggressive Growth Fund Growth Fund	0.10%, calculated and paid separately for each Fund’s Institutional Shares

Income Fund Income Stock Fund Intermediate-Term Bond Fund High Income Fund Short-Term Bond Fund Small Cap Stock Fund Value Fund

For the last three fiscal years ended July 31, administration and servicing fees were as follows:

Fund	2014	2013	2012
Aggressive Growth Fund Shares	$2,697,379	$2,323,232	$2,702,791
Aggressive Growth Fund Institutional Shares	$115,936	$187,371	$161,579
Growth Fund Shares	$1,450,777	$1,195,960	$1,274,595
Growth Fund Institutional Shares	$700,096	$632,297	$171,936
Growth & Income Fund Shares	$2,222,191	$1,893,379	$1,680,668
Growth & Income Fund Adviser Shares	$13,098	$10,422	$9,024
Income Stock Fund Shares	$2,333,231	$2,134,765	$2,211,247
Income Stock Fund Institutional Shares	$1,001,190	$649,851	$172,173
Income Fund Shares	$4,038,463	$4,434,510	$5,004,270
Income Fund Institutional Shares	$1,927,711	$1,511,284	$438,780
Income Fund Adviser Shares	$16,133	$9,178	$8,482
Short-Term Bond Fund Shares	$2,471,910	$2,720,044	$3,147,651
Short-Term Bond Fund Institutional Shares	$1,789,530	$1,242,560	$197,995
Short-Term Bond Fund Adviser Shares	$18,319	$11,520	$9,098
Money Market Fund	$5,255,053	$5,021,467	$4,927,045
Science & Technology Fund Shares	$786,223	$576,683	$503,656
Science & Technology Fund Adviser Shares	$19,124	$11,539	$9,677
First Start Growth Fund	$462,906	$374,668	$323,381
Intermediate-Term Bond Fund Shares	$2,695,895	$2,859,682	$2,836,097
Intermediate-Term Bond Fund Institutional Shares	$1,189,134	$876,699	$234,249
Intermediate-Term Bond Fund Adviser Shares	$22,164	$12,528	$10,232
High Income Fund Shares	$2,074,986	$1,927,843	$2,055,972
High Income Fund Institutional Shares	$767,378	$727,011	$192,314
High Income Fund Adviser Shares	$11,996	$9,768	$8,186
Small Cap Stock Fund Shares	$1,066,759	$923,207	$1,009,822
Small Cap Stock Fund Institutional Shares	$669,459	$459,561	$147,152
Capital Growth Fund	$1,022,955	$906,289	$885,611
Value Fund Shares	$1,131,090	$756,657	$800,932
Value Fund Institutional Shares	$251,261	$191,852	$154,236
Value Fund Adviser Shares	$12,920	$10,727	$9,130

In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain tax, compliance, and legal services for the benefit of the Funds. The Board has approved the reimbursement for certain of these expenses incurred by the Manager. For the last three fiscal years ended July 31, the Funds reimbursed the Manager for compliance and legal services as follows:

Fund	2014	2013	2012
Aggressive Growth Fund	$31,944	$34,116	$37,823
Growth Fund	$44,493	$43,679	$30,455
Growth & Income Fund	$39,830	$38,766	$33,675
Income Stock Fund	$68,299	$63,428	$49,383
Income Fund	$123,857	$137,095	$113,122
Short-Term Bond Fund	$92,374	$93,830	$68,658
Money Market Fund	$140,831	$154,572	$147,474
Science & Technology Fund	$14,279	$11,961	$10,230
First Start Growth Fund	$8,257	$7,659	$6,456
Intermediate-Term Bond Fund	$80,286	$85,286	$60,771
High Income Fund	$57,753	$61,875	$47,137
Small Cap Stock Fund	$36,876	$32,855	$24,699
Capital Growth Fund	$18,230	$18,485	$17,654
Value Fund	$26,990	$21,460	$24,323

Codes of Ethics

The Funds’ Manager and the Subadvisers each have adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board reviews the administration of the Investment Code of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with their Code of Ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders’ interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Codes of Ethics for the Funds’ Manager as well as each Subadviser have been filed with the SEC and are available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS

Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’ principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest  identified will be summarized and presented to the Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at usaa.com; and (ii) on the SEC’s Web site at http://www.sec.gov.

DISTRIBUTION SERVICES

Multiple Class Information

The Aggressive Growth, Growth, Growth & Income, High Income, Income Stock, Intermediate-Term Bond, Science & Technology, Short-Term Bond, Small Cap Stock, and Value Funds are comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and other expenses attributable to the particular class. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Service, Distribution, and Administrative Fees

Rule 12b-1 under the 1940 Act permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Adviser Shares described in this SAI are subject to a 12b-1 plan. Under the plan, the Adviser Shares pay annual fees of 0.25% of the Fund’s average net assets attributable to the Adviser Shares to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers. Because these fees may be used to pay for services that are not related to prospective sales of a Fund, the Adviser Shares may continue to make payments under the plan even if the Fund terminates the sale of Adviser Shares to investors. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Advisers Shares and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

Certain financial intermediaries perform recordkeeping and administrative services for their clients with respect to their investments in the Funds that would otherwise be performed by the Funds’ transfer agent. In some circumstances, we will pay such service providers a fee for performing those services. Also, we and the Funds’ distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries’ distribution of a Fund. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and help defray the costs associated with offering a Fund. These payments may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor and do not affect the total expense ratio of a Fund.

Distribution and Shareholder Services Plan

The Board has adopted a plan pursuant to Rule 12b-1 with respect to the Adviser Shares. The plan provides that the Adviser Shares may compensate the Manager, or such other persons as the Funds or the Manager designates, for services rendered and expenses borne in connection with activities primarily intended to result in the sale or retention of Adviser Shares, including: compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares; printing and mailing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation and distribution of sales literature and advertising materials. The plan also provides that the Adviser Shares may compensate the Manager, or such other persons as the Funds or the Manager designate, for services rendered and expenses borne in connection with the servicing and maintenance of Adviser Share accounts, including: compensation to organizations and employees who service Adviser Share accounts, and expenses of such organizations, including overhead and communication expenses; responding to inquiries from shareholders or their representatives requesting information regarding matters such as shareholder account or transaction status, net asset value of shares, performance, services, plans and options, investment policies, portfolio holdings, and distributions and taxation thereof; and responding to inquiries by and correspondence from shareholders. It is expected that most, if not all, payments under the plan will be made (either directly or indirectly through the Manager) to intermediaries other than the Manager, such as broker-dealers, banks, insurance companies, and retirement plan record keepers. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Adviser Share class, as well as for a wide variety of other purposes associated with supporting, distributing and servicing Adviser Shares.

Under the plan, the Adviser Share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average net assets. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by an Adviser Share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan requires that the Manager provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Adviser Shares and the purposes for which such expenditures were made to the Trustees for their review.

Prior to approving the plan, the Trustees considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each Fund, its Adviser Shares, and the shareholders of the Adviser Shares. Among other things, the Trustees noted that, to the extent the plan allows a Fund to sell Adviser Shares in markets to which it would not otherwise have access, the plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance each Fund’s competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to the Adviser Share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Adviser Share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to any Fund’s Adviser Share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class.

For the fiscal year ended July 31, 2014, paid distribution services fees for expenditures under Distribution and Shareholder Services Plan were as follows:

Fund	Amount Paid
Growth & Income Fund Adviser Shares	$21,830
High Income Fund Adviser Shares	$19,994
Income Fund Adviser Shares	$26,889
Intermediate-Term Bond Fund Adviser Shares	$36,941
Science & Technology Fund Adviser Shares	$31,874
Short-Term Bond Fund Adviser Shares	$30,532
Value Fund Adviser Shares	$21,533

Other Compensation to Financial Intermediaries

In addition to the compensation paid by the Funds for the distribution and servicing of Adviser Shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale and distribution of Adviser Shares of a Fund and for services to the Adviser Shares of a Fund and its shareholders. These non-plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of the Manager or its affiliates, to financial intermediaries in connection with the sale and distribution of Adviser Shares of a Fund. The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the Adviser Shares class of a Fund.

Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons.

From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits.

If investment advisers, distributors or affiliates of mutual funds pay compensation in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.

PORTFOLIO MANAGER DISCLOSURE

USAA

Other Accounts Managed

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Short-Term Bond Fund
Brian W. Smith	2/ $8,253.9	-	-	2/ $8,253.9	-	-
Julianne Bass	4/ $10,678.5	-	-	3/ $10,542.2	-	-
R. Matthew Freund	5/ $11,914.8	-	-	3/ $10.542.2	-	-
Intermediate-Term Bond Fund
Brian W. Smith	2/ $8,673.4	-	-	2 /$8,673.4	-	-
Julianne Bass	4/ $11,098.1	-	-	3/ $10,961.7	-	-
R. Matthew Freund	5/ $12,334.3	-	-	3/ $10,961.7	-	-
High Income Fund
Julianne Bass	4/ $12,063.7	-	-	3/ $11,927.3	-	-
R. Matthew Freund	5/ $13,299.9	-	-	3/ $11,927.3	-	-
First Start Growth Fund
Arnold J. Espe	8/ $3,043.4	-	-	3/ $1,573.4	-	-
Wasif A. Latif	18/ $10,127.5	-	-	5/ $4,336.6	-	-
John P. Toohey	16/ $9,802.8	-	-	4/ $4,140.9	-	-
Income Fund
Brian W. Smith	2/ $6,927.3	-	-	2/ $6,927.3	-	-
Julianne Bass	4/ $9,352.0	-	-	3/ $9,215.6	-	-
R. Matthew Freund	5/ $10,588.2	-	-	3/ $9,215.6	-	-
Growth & Income Fund
John B. Jares	0/ $-	-	-	0/ $-	-	-
Wasif A. Latif	18/ $9,287.2	-	-	5/ $3,496.2	-	-
John P. Toohey	16/ $8,962.4	-	-	4/ $3,300.6	-	-
Money Market Fund
Anthony M. Era	3/ $694.6	-	-	2/ $568.4	-	-
Income Stock Fund
Stephan Klaffke	1/ $65.8	-	-	0/ $-	-	-
Wasif A. Latif	18/ $8,813.5	-	-	5/ $3,022.6	-	-
John P. Toohey	16/ $8,488.7	-	-	4/ $2,826.9	-	-

Conflicts of Interest: These portfolio managers provide portfolio management services to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. AMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, AMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund also is periodically reviewed by AMCO’s Investment Strategy Committee (ISC), and portfolio managers’ have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Board also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, AMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The mutual funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each Fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

Compensation: AMCO’s compensation structure includes a base salary a short-term bonus, holiday bonus, and long-term bonus components. The portfolio managers are officers of AMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation, interim evaluation, or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive a short-term bonus, which is an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund’s comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoneyNet, Inc. category. Each Fund, except for the money market funds, has a performance fee component to the advisory fee earned by AMCO. The performance fee adjustment for these Funds is based on the Fund’s relative performance compared to the Fund’s comparative ranking against the appropriate Lipper index as set forth in the Fund’s prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 55th percentile compared to their Lipper industry peers, and the incentive payment increases the higher the Fund’s relative ranking in its peer universe rises over a one- or up to a three-year measurement period.

As of July 31, 2014, the following benchmarks were used to measure the portfolio managers’ performance for the USAA Funds they managed:

Portfolio Managers	Fund	Benchmark(s)
R. Matthew Freund	Short-Term Bond Fund	Short Investment Grade Debt
	Intermediate-Term Bond Fund	Intermediate Investment Grade Debt
	Income Fund	Corporate Debt A Rated
	High Income Fund	High Current Yield

Julianne Bass	Short-Term Bond Fund	Short Investment Grade Debt
	Intermediate-Term Bond Fund	Intermediate Investment Grade Debt
	Income Fund	Corporate Debt A Rated
	Income Stock Fund	Equity Income Index
	High Income Fund	High Current Yield

Brian W. Smith	Short-Term Bond Fund	Short Investment Grade Debt
	Intermediate-Term Bond Fund	Intermediate Investment Grade Debt
	Income Fund	Corporate Debt A Rated

Arnold Epse	First Start Growth Fund	Intermediate Investment Grade Debt

John P. Toohey	First Start Growth Fund	Mixed Asset Target Allocation
	Income Stock Fund	Equity Income Index
	Growth & Income Fund	Multi Cap Core Index

Wasif A. Latif	First Start Growth Fund	Mixed Asset Target Allocation
	Income Stock Fund	Equity Income Index
	Growth & Income Fund	Multi Cap Core Index

Stephan J. Klaffke	Income Stock Fund	Equity Income Index

John B. Jares	Growth & Income Fund	Multi Cap Core Index

Anthony M. Era, Jr.	Money Market Fund	1st Tier Retail

Oversight of the portfolio manager’s compensation is provided by a committee structure and by the governing document – the Variable Pay Plan (VPP). The VPP is administered by the VPP Committee. The VPP Committee includes representatives from management, corporate finance, legal, and human resources. Additional oversight is provided by the ISC, through review of new investments and periodic presentations by portfolio management.

USAA’s philosophical position is to measure performance both on an enterprise and individual basis. As such, portfolio managers, similar to other USAA executives, are also measured against USAA’s enterprise performance.

Subject to USAA Board of Directors’ approval, portfolio managers and all other employees may be provided a holiday bonus equivalent to two weeks’ salary. The Board reviews and determines whether or not to approve the holiday bonus at the November meeting.

Portfolio managers are eligible to receive up to two times of their assigned enterprise target based on the attainment of the corporate performance metrics. Including portfolio managers in the enterprise program reinforces collective accountability for enterprise goals and reinforces focus on USAA’s mission.

In addition, portfolio managers are eligible to receive bonuses under the enterprise’s Long-Term Bonus Plan (LTBP). The LTBP measures performance over a three-year period. Initial awards (following year one of three-year performance period) can range from 0% to 200% of target based on attainment of the performance metrics, and will be subject to adjustments based on subsequent performance in years two and three of the three-year performance period (downside risk of up to 30% reduction of balances).

Oversight regarding achievement of USAA’s enterprise results is provided by USAA’s Board of Directors.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, the following portfolio managers beneficially owned securities of the Fund in which they managed in the following dollar range:

Portfolio Manager	Fund	Dollar Range
Julianne Bass	Short-Term Bond Fund	$50,001 - $100,000
	High Income Fund	$10,001 - $50,000
	Intermediate-Term Bond Fund	$10,001 - $50,000
Arnold J. Espe	First Start Growth Fund	None
Anthony M. Era	Money Market Fund	$10,001-$50,000

R. Matthew Freund	Short-Term Bond Fund	$50,001 - $100,000
	Intermediate-Term Bond Fund	$50,001 - $100,000
	High Income Fund	$100,001 -$500,000
	Income Fund	None
John B. Jares	Growth & Income Fund	None
Stephan Klaffke	Income Stock Fund	$100,001 - $500,000
Wasif A. Latif	First Start Growth Fund	None
	Growth & Income Fund	None
	Income Stock Fund	None
Brian W. Smith	Short-Term Bond Fund	None
	Intermediate-Term Bond Fund	None
	Income Fund	None
John P. Toohey	First Start Growth Fund	None
	Growth & Income Fund	None
	Income Stock Fund	$100,001 - $500,000

QS Batterymarch

Other Accounts Managed

The following table sets forth other accounts for which the Capital Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Capital Growth Fund*
Joseph S. Giroux	4	9	4	-	1	-
	$173.7	$487.5	$101.2		$4.8
Stephen A. Lanzendorf	8	10	32	-	1	4
	$3,248.9	$702.5	$3,353.7		$4.8	$95.1
*The Fund is managed using a team approach, and members of the Active Equity Portfolio Management Strategy team manage the portion of the Fund managed by QS Batterymarch. The portfolio managers named have primary responsibility for portfolio structure and for ensuring that the Fund complies with the investment objectives, guidelines and QS Batterymarch’s current investment strategies. Each account managed by their team is included in the number of accounts and total assets managed by Mr. Lanzendorf, the head of the team (even if he does not have primary involvement in the day-to-day management of each account).

Compensation:
Portfolio managers will be eligible for total compensation comprised of base salary and variable compensation.

Base Salary. Base salary is the fixed portion of the portfolio manager compensation and is linked to professional experience and qualifications and financial services industry peer comparison.

Variable Compensation. Variable compensation for portfolio managers will be linked to the metrics for which they have responsibility; checking and implementing quantitative model output, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring adherence to regulatory and investment guidelines. Portfolio manager compensation is not tied to peer group and/or relative benchmark performance. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of overall portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include adherence to Compliance Policies and Procedures, Risk Management procedures and the firm’s Code of Ethics.

Conflicts of Interest:
QS Batterymarch maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Batterymarch has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. QS Batterymarch and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS Batterymarch to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Batterymarch may manage long-short strategies alongside long only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Batterymarch has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

Investment professionals employed by QS Batterymarch may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Batterymarch has implemented a Code of Ethics which is designed to address the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing reporting requirements, blackout periods, supervisory oversight and other measures designed to reduce conflict.

QS Batterymarch allows its employees to trade in securities that it recommends to advisory clients. QS Batterymarch’s employees may buy, hold or sell securities at or about the same time that QS Batterymarch is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Batterymarch for its client accounts. QS Batterymarch and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Batterymarch. This may result in a potential conflict of interest since QS Batterymarch’s employees have knowledge of such funds’ investment holdings, which is non-public information.

Portfolio Ownership: As of July 31, 2014, no portfolio manager of QS Batterymarch beneficially owned any shares of the USAA Fund they managed.

BHMS

Other Accounts Managed

The following table sets forth other accounts for which the Growth and Income Fund and Value Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Value Fund
Timothy J. Cuellar2	2	1	38	-	-	2
	$913.8	122.4	$4,412.8	-	-	$888.8
Jeff G. Fahrenbruch2	2	1	20	1	-	-
	$892.2	122.4	$1,509.1	$392.3	-	-
David W. Ganucheau2	2	1	20	1	-	-
	$892.2	122.4	$1,509.1	$392.3	-	-
Mark Giambrone2	8	2	46	1	-	-
	$4,477.6	$318.6	$4,076.9	$3,126.2	-	-
John P. Harloe	5	-	19	-	-	-
	$1,518.0	-	$1,193.0	-	-	-
Cory L. Martin2	1	1	10	-	-	-
	$294.8	$122.4	$423.2	-	-	-
James S. McClure	5	-	19	-	-	-
	$1,518.0	-	$1,193.0	-	-	-
Lewis Ropp2	3	1	33	-	-	-
	$1,777.9	$288.3	$3,589.6	-	-	-
Growth & Income Fund
Mark Giambrone2	8	2	46	1	-	-
	$4,477.6	$318.6	$4,076.9	$3,126.2	-	-
Michael B. Nayfa	-	-	-	-	-	-
Terry L. Pelzel	-	-	-	-	-	-
1 Number of Other Accounts Managed and Assets by Account Type are as of September 30, 2014

2 Messrs. Culler, Fahrenbruch, Ganucheau, Giambrone, Martin and Ropp are members of a team managing 60 other accounts and $5.0 billion in the large cap value strategy; Mr.Giambrone is a member of a team managing 11 other accounts and $7.5 billion in the mid cap value strategy; and Mr. Ropp is a member of a team managing 15 other accounts and $5.6 billion in the dividend focused strategy.

Conflicts of Interest: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation: As of the fiscal year ended July 31, 2014, in addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a long-term incentive compensation plan in the form of an equity interest in BHMS.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of BHMS beneficially owned any securities of the USAA Funds they managed.

Loomis Sayles

Other Accounts Managed

The following table sets forth other accounts for which the Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

Number of Other Accounts Managed and Assets by Account Type	Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Growth Fund
Aziz V. Hamzaogullari	7	5	56	-	1	-
$6,238,208,508	$662,086,194	$3,375,155,502	$468,239,452

Conflicts of Interest: Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” Loomis Sayles maintains brokerage allocation policies and procedures to address these conflicts.

Equity managers. Investment performance for equity managers is measured by comparing the performance of Loomis Sayles' institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s Loomis Sayles fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for a strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1-, 3-, and 5-year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years or since the start of the managers tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, effective in 2013, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc.) rolling excess return compared to a peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product's particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark (Russell 1000 Growth Index) is used as a secondary comparison.

Loomis Sayles also uses either an institutional peer group as point of comparsion for equity manager performance or a Morningstar universe and/or the Lipper universe. In cases where an institutional peer group is used, Loomis Sayles believes it represents the most competitive product universe while closely matching the investment style offered by Loomis Sayles.

General. Mutual funds are not included in Loomis Sayles’ institutional composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

• the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

• upon retirement a participant will receive a multi-year payout for his or her vested units;

• participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of Loomis Sayles beneficially owned any securities of the USAA Fund they managed.

Wellington Management

Other Accounts Managed

The following table sets forth other accounts for which the Aggressive Growth Fund, Science & Technology Fund and Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Aggressive Growth Fund
Paul E. Marrkand	4	5	5	1	-	-
	$5,545,036,894	$1,424,165,071	$1,552,391,934	$5,009,601,288
Science & Technology Fund
John F. Averill	9	18	60	-	2	9
	$556,452,277	$638,625,553	$2,233,724,338		$339,597,561	$261,154,392
Bruce L. Glazer	9	23	67	-	2	11
	$267,812,795	$683,667,865	$1,155,007,739		$494,115,851	$150,058,548
Anita M. Killian	6	16	29	1	1	9
	$131,247,085	$86,804,593	$303,160,374	$9,870,459	$17,476,365	$80,955,238
Robert Deresiewicz	8	15	37	-	3	2
	$342,041,730	$558,396,092	$874,025,887		$246,121,146	$486,275,401
Michael T. Masdea	7	16	59	-	-	9
	$129,004,985	$83,772,719	$546,683,882			$68,842,942
Small Cap Stock Fund
Timothy J. McCormack	10	6	25	-	-	-
	$1,418,810,065	$694,303,087	$1,914,365,829
Shaun F. Pedersen	10	8	26	-	1	-
	$1,418,810,065	$846,346,680	$1,962,804,619		$34,873,370

Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. All of the Investment Professionals listed in the chart above also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation: Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2014.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ( the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount determined by the Managing Partners of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Averill, Boggan, Deresiewcz, Glazer, Marrkand, McCormack, Pedersen, and Masdea and Ms. Killian are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Small Cap Stock Fund	Russell 2000 Value Index
Science & Technology Fund (Science Portion)	S&P 500 Healthcare Index
Science & Technology Fund (Technology Portion)	S&P North American Technology Sector Index (TR)
Aggressive Growth Fund	Russell 1000 Growth Index

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio managers of Wellington Management beneficially owned securities of the USAA Funds that they managed.

Winslow Capital

Other Accounts Managed

The following table sets forth other accounts for which the Aggressive Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Aggressive Growth Fund
Justin H. Kelly	6	7	1514	-	-	4
	$23,538	$1,559	$9,476			$470
Patrick M. Burton	6	7	1514	-	-	4
	$23,538	$1,559	$9,476			$470
Clark J. Winslow	6	7	1514	-	-	4
	$23,538	$1,559	$9,476			$470

Conflicts of Interest: A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow Capital has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, Winslow Capital has adopted a Code of Ethics that recognizes the manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures, and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures, and the Code of Ethics will be successful in every instance; however, because Winslow Capital offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow Capital does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

Investment Philosophy Process: Winslow Capital believes that investing in companies with above-average earnings growth provides the best opportunity for achieving superior portfolio returns over the long term. While above-average earnings growth is a necessity, valuation relative to our estimated earnings growth rate is also important in selecting a stock.

The investment process is based on fundamental research. The process is one of “bottom-up” stock selection with the portfolio decision-makers as close as possible to the flow and source of fundamental information -- directly from a company, its suppliers and competitors. In a multi-step process, companies are selected which possess the following attributes: addressing markets with growth opportunities, leading or gaining market share, identifiable and sustainable competitive advantages, a management team that can perpetuate the firm's competitive advantages, and high or rising return on invested capital.

The process begins with a quantitative screen of 700 companies in the Russell 1000 index and other companies with market caps exceeding $4 billion. Screening factors are revenue and earnings growth, return on invested capital, earnings consistency, earnings revisions, low financial leverage, and free cash flow rates relative to net income. This process narrows the list to approximately 300 companies. A more thorough qualitative analysis of these companies emphasizes competitive advantage in determining whether a company meets Winslow Capital’s definition of a quality growth company and narrows the list to approximately 100 companies.

The fundamental analysis of the 100 company stock candidates includes a detailed review of income statements, cash flow and balance sheet projections, and a proprietary estimation of the companies’ future earnings. The next step is to determine which of the 100 companies can beat Wall Street earnings estimates, and finally to choose the most attractively valued stocks. A further valuation step is employed, which is P/E driven relative to: (i) the Russell 1000 Growth index, (ii) sector peers, (iii) the company’s sustainable future growth rate, and (iv) the company’s return on invested capital.

The portfolio will generally hold 55-65 stocks with typical position sizes of 1-3% with a maximum weight of 5%. The portfolio is diversified with respect to companies’ earnings growth rates, market capitalizations, price/earnings ratios and economic sectors. Sector weightings vary from +/-10 percentage points of the index weight.

The investment process has a strong Sell discipline, which is used to control risk and protect capital. When selling a stock, the same process of fundamental research is used and implemented within these four Sell disciplines: 1) immediate sale when we believe the fundamentals are deteriorating, altering our Basis for Investment; 2) a holding is reduced when the valuation of the stock reaches a level Winslow Capital believes is full, or sold entirely to invest in a potentially better opportunity; 3) a stock is completely reviewed after a 20% decline from the purchase price or a recent high; and 4) a holding is reduced when the position size exceeds limits set by Winslow Capital.

Compensation: As of the fiscal year ended July 31, 2014, in an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The portfolio managers have long-term employment agreements and are subject to non-competition/non-solicitation restrictions.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm. Finally, employees of Winslow Capital, including the portfolio managers, have received profits interests in the firm which entitle their holders to participate in the firm’s growth over time.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of Winslow Capital beneficially owned any shares of the Aggressive Growth Fund.

Renaissance

Other Accounts Managed

The following table sets forth other accounts for which the Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Growth Fund
Michael E. Schroer	2	-	286	-	-	1
	$69.8		$1,972.0			$39
Paul A. Radomski	-	-	44	-	-	-
			$20.9
Eric J. Strange	-	-	-	-	-	-

Conflicts of Interest: Actual or potential conflicts may arise in managing the Fund in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. Renaissance does not believe any of the potential conflicts of interest and compliance factors pose significant risk to the Fund.

Performance Based Fees: create certain inherent conflicts of interest with respect to Renaissance’s management of assets. Specifically, our entitlement to a performance-based fee in managing one or more accounts may create an incentive for us to take risks in managing assets that we would not otherwise take in the absence of such arrangements. Additionally, since performance-based fees reward us for strong performance in accounts which are subject to such fees, we may have an incentive to favor these accounts over those that have only asset-based fees (i.e., fees based simply on the amount of assets under management in an account) with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities. This potential conflict has been reduced or eliminated by employing a random trading rotation prior to trade execution to ensure all clients in our trading rotation have the same chance of receiving a first or last trade execution.

Allocation of Investment Opportunities: If Renaissance identifies a limited investment opportunity that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity due to liquidity constraints and other factors. Renaissance has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Renaissance uses the same buy list of securities for all accounts within a strategy, performance of each account may vary due to differing account restrictions, tax management, cash flows, inception dates of accounts within a time period, etc. As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially filled Transactions in Securities: Renaissance often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Renaissance is unable to fill and aggregated order completely, but receives a partial fill, Renaissance will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis. Renaissance may make exceptions from this general policy from time to time bases on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (e.g. Contradictory) Transactions in Securities: Renaissance provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any individual client account.

In the course of providing advisory services, Renaissance may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Renaissance is forced to sell a security that is ranked a buy in our model portfolio.

Renaissance has and potentially will purchase publicly traded securities of clients, brokers and vendors. This potential conflict is mitigated by the fact that Renaissance utilizes quantitative models to select potential securities to purchase and only considers purchasing securities which fall into the top quintile of its model portfolio. Securities are sold if they fall out of the top two quintiles of the model portfolio.

Selection of Brokers/Dealers: In selecting a broker or a dealer, Renaissance may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Renaissance’s judgment of that brokers execution capabilities and/or as a result of Renaissance’s perceived value of the broker’s research services. Renaissance receives third party research through soft dollar arrangements whereby a broker purchases research from a third party on Renaissance’s behalf. Renaissance also receives proprietary research from brokers through commission sharing arrangements and may receive proprietary research through soft dollar arrangements. Renaissance generally seeks to achieve best execution through the evaluation of trade execution, clearance, settlement and research services provided by a broker. There can be no assurance that objective can always be achieved. Renaissance does not enter into any agreements formal or otherwise regarding order flow as a result of research received. Clients should consider there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser’s receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services that Renaissance obtains from brokers may be used to service all of Renaissance’s clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Renaissance for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

Personal Securities Transactions: Renaissance allows its employees to trade in securities that it recommends to clients on an exception basis. These exception transactions may occur at or about the same time that Renaissance is purchasing, holding or selling the same or similar securities or investment products for client account portfolios. The actions taken by such persons on a personal basis may be or be deemed to be, inconsistent with the actions taken by Renaissance for its client accounts. Clients should understand that these activities might create a conflict of interest between Renaissance, its access persons and its clients.

Renaissance employees may also invest in mutual funds and other commingled vehicles that are managed by Renaissance. This may result in a potential conflict of interest since Renaissance employees have knowledge of such fund’s investment holdings, which is non-public information.

To address this, Renaissance has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholder’s interests in the Funds managed by Renaissance).

Compensation: As of the fiscal year ended July 31, 2014, the Managing Partners of Renaissance are compensated through two distinct variable, incentive compensation mechanisms. The first is tied to their ownership in the firm. All Partners receive dividend distributions which are allocated to the Partners pro rata based upon their respective ownership. The level of dividends is set as a fixed percentage of revenues. The second compensation mechanism is through the sharing of residual profits of the Firm. All residual profits are split between the Managing Partners and Senior Partners. The residual profits of the Firm are equal to its revenues less all dividend distributions, compensation and other operating expenses.

All other employees are compensated via salary and bonus arrangements. Bonuses are paid based upon achievement of specific company and individual goals and are determined by the Managing Partners. For analysts, stock recommendations and investment returns from those recommendations are the largest factor for determining bonuses. Compensation is not directly tied to client account returns.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager or research analyst at Renaissance, who managed the Fund, beneficially owned shares of the Growth Fund.

Epoch

Other Accounts Managed

The following table sets forth other accounts for which the Income Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies*	Other Pooled Investment Vehicles**	Other Accounts***	Registered Investment Companies*	Other Pooled Investment Vehicles**	Other Accounts***
Name of Portfolio Manager	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Income Stock Fund
Eric Sappenfield	9	17	22	-	-	1
	$7,937,833,206	$4,017,524,161	$5,214,771,381			$375,072,865
Michael A. Welhoelter	21	47	151	-	2	16
	$10,319,316,443	$12,833,757,351	$15,664,299,219		$174,743,322	$2,623,452,853
John Tobin	9	17	22	-	-	1
	$7,937,883,206	$4,017,524,161	$5,214,771,381			$375,072,865
Kera Van Valen	9	17	22	-	-	1
	$7,937,883,206	$4,017,524,161	$5,214,771,381			$375,072,865
William W. Priest	17	45	145	-	2	16
	$9,230,777,209	$13,298,215,787	$15,317,707,961		$174,743,322	$2,623,452,853

* Includes all U.S. 40-Act accounts
** Includes all subadvisory, LLC, UCITS and 3c7 funds
*** Includes all other institutional and high net worth accounts

Conflicts of Interest: In Epoch’s view, a portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities;

• An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager; and

• Potential conflicts of interest may arise related to the personal trading activities of its employees as well as the corporate investment activities of Epoch itself.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these entities.

To address potential conflicts of interest, Epoch has adopted various policies and procedures to disclose and mitigate these potential conflicts of interest, to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. Epoch has also adopted a Code of Ethics that recognizes its obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

Compensation: As of the fiscal year ended July 31, 2014, Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its Operating Committee. A portion of the discretionary bonus is deferred and vests over time. Epoch’s portfolio managers do not receive compensation that is solely based upon the Fund’s, any other commingled accounts, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. Epoch’s portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no Epoch portfolio manager beneficially owned shares of the USAA Fund they managed.

QMA

Other Accounts Managed

The following table sets forth other accounts for which the First Start Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended September 30, 2014.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Name of Portfolio Manager	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)	# of Accts* Total Assets (millions)
First Start Growth Fund
Dan Carlucci, CFA	16	27	29	-	-	5
	$17,545,083,849	$16,494,373,046	$10,176,644,195			$1,021,440,482
Peter Xu, Ph.D	12	9	27	-	-	5
	$11,352,614,715	$2,533,739,763	$5,618,349,764			$1,021,440,482
Stacie Mintz, CPA	12	9	27	-	-	5
	$11,352,614,715	$2,533,739,763	$5,618,349,764			$1,021,440,482

* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

Five of these accounts with aggregate assets of $1,021,440,482 are subject to performance-based advisory fees.

Conflicts of Interest:

Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

Elimination of the conflict;

➢	Disclosure of the conflict; or

➢	Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations

QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•	Long Only/Long-Short Accounts

QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals.

QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•	Affiliated Accounts

QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•	Non-Discretionary Accounts or Models

QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•	Large Accounts

Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•	Securities of the Same Kind or Class

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA's investment strategies generally require that QMA's invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations

Conflicts Arising Out of Legal Restrictions QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds for which QMA and Prudential monitor and QMA and Prudential may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

•
QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests. Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

Compensation: QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus, and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters. In addition, a person’s qualitative contributions would also be considered in determining compensation. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

Portfolio Ownership: As of fiscal year ended July 31, 2014, no portfolio manager of QMA beneficially owned any shares of the First Start Growth Fund.

Cambiar

Other Accounts Managed

The following table sets forth other accounts for which the Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2014.

Number of Other Accounts Managed				Number of Accounts and Assets for Which
and Assets by Account Type				Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
# of Accts Total Assets (millions)		# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Small Cap Stock Fund
Anna (Ania) A. Aldrich	10	-	811
	$2,970.50		$5,732.92
Brian M. Barish	10	-	791	-	-	-
	$3,228.71		$5,716.54
Maria L. Mendelsberg	6	-	517	-	-	-
	$2,615.07		$3,664.53
Andrew P. Baumbusch	8	-	788	-	-	-
	$2,976.28		$5,700.36
Jeffrey H. Susman	6	-	517	-	-	-
	$2,615.07		$3,664.53

Conflicts of Interest: The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his or her management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.

Compensation: Cambiar compensates the portfolio managers of the USAA Small Cap Stock Fund for their management of the Fund. The portfolio managers’ compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While Cambiar’s investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall “value added” for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of Cambiar, who managed the Fund, beneficially owned shares of the Small Cap Stock Fund.

GIMI

Other Accounts Managed

The following table sets forth other accounts for which the Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July31, 2014.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Small Cap Stock Fund
Gary C. Hatton	2	2	-	2	-	-
	$2.64 billion	$171		$2.64 billion
Jane M. White	2	-	-	2	-	-
	$2.64 billion			$2.64 billion
John V. Schneider	2	-	-	2	-	-
	$2.64 billion			$2.64 billion
Jennifer M. Pawloski	2	-	-	2	-	-
	$2.64 billion			$2.64 billion
Andrew L. Beja	2	1	5	2	-	1
	$2.64 billion	$20.9	$164	$2.64 billion		$79

Conflicts of Interest: The portfolio management team responsible for managing the Portfolio has similar responsibilities to other clients of GIMI. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another, and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of GIMI is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.

Compensation: The GIMI Portfolio is managed by the portfolio management team at GIMI, led by Gary C. Hatton, CIO. The portfolio managers’ compensation is made up of a base salary plus a performance bonus. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he or she has responsibility. The performance bonus is based on a number of factors including the one-and three-year returns, before management fees and taxes, of each account managed relative to its benchmark (the Russell 2000 Growth Index for the GIMI sub Portfolio); the one-and three-year returns, before management fees and taxes, of each account managed relative to the benchmark sector for which that manager has responsibility; and the value of the assets managed by that manager. Additionally, each individual participates in the overall profit of the firm through a profit sharing plan.

Portfolio Ownership: As of the fiscal year ended July 31, 2014, no portfolio manager of GIMI, who managed the Fund, beneficially owned shares of the Small Cap Stock Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), Form N-MFP (for the Money Market Fund) and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

■ Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

■ Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

■ As disclosed in this SAI; and

■ As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

Each Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) master fund advisers; (4) custodians and tax service providers (e.g., SSB Tax, State Street Bank and Trust, State Street Global Markets and Northern Trust); (5) securities lending agents (e.g., Citibank); (6) proxy voting and class action filing agents (ISS); (7) trade analytic consultants (e.g., Elkins McSherry); (8) financial statement service providers (e.g., RR Donnelley); (9) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Factset, Bloomberg); (10) pricing vendors (e.g., S&P, JJ Kenney, Thompson Financial/Reuters, ValueLine, Yield Book and IDC) and (11) platform vendors, (e.g., Charles River and Sungard (Dataware Solutions) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified NRSROs and executing broker dealers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to the Board at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com, which reports are filed with the SEC (which typically occurs approximately 60 days after the end of each fiscal quarter). In addition, each Fund intends to post its top 10 holdings on usaa.com 15 days following the end of each month, and the Money Market Fund will post information related to its portfolio holdings on usaa.com five business days at the end of each month and will keep such information on the website for six months thereafter.

Approximately 60 days after the end of each fiscal quarter, a Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, Standard & Poor’s and Morningstar.

For the last month of each quarter, after each Fund’s top 10 holdings are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, Standard & Poor’s, Thomson Financial and Value Line.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s Manager, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Board, including the Independent Trustees.

GENERAL INFORMATION

Custodian and Accounting Agent

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund’s securities, and collecting interest on the Fund’s investments. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions. In addition, assets of each Fund (except the Money Market Fund) may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

Underwriter

The Trust has an agreement with USAA Investment Management Company (IMCO), 9800 Fredericksburg Road, San Antonio, TX 78288, for exclusive underwriting and distribution of each Fund’s shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $23 to $25.50 per shareholder account from the Capital Growth Fund, First Start Growth Fund and Money Market Fund and from the Fund Shares of each of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, High Income Fund, Income Stock Fund, Income Stock Fund, Intermediate-Term Bond Fund, Short-Term Bond Fund, Science & Technology Fund, Small Cap Stock Fund, and Value Fund.

For its services under the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $23 to $25.50 per shareholder account from the Adviser Shares of each of the Growth & Income Fund, High Income Fund, Income Fund, Intermediate-Term Bond Fund, Science & Technology Fund, Short-Term Bond Fund, and Value Fund.

For its services under the Transfer Agency Agreement, Aggressive Growth Institutional Shares, Growth Fund Institutional Shares, Income Stock Fund Institutional Shares, Income Fund Institutional Shares, Intermediate-Term Bond Fund Institutional Shares, High Income Fund Institutional Shares, Short-Term Bond Fund Institutional Shares, Small Cap Stock Fund Institutional Shares, and Value Fund Institutional Shares pay the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets of the respective Fund’s Institutional Shares.

In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay no more than the amount that would be charged to the Trust directly for each series, on accounts as applicable if all the accounts had been maintained by the Transfer Agent. Fees paid under the Transfer Agency Agreement are subject to change at any time.

The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, AMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investors Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
B	Obligations rated B are considered speculative and are subject to high risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Group (S&P)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C	An obligation rated ‘C’ may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D
An obligation rated ‘D’ is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings, Inc. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC	High default risk. A “CC” rating indicates that default of some kind appears probable.
C	High default risk. “C” ratings signal imminent default.
DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD	Default. “DD” indicates potential recoveries in the range of 50% - 90%.
D	Default. “D” indicates the lowest recovery potential, i.e. below 50%.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D	This category indicates bonds in default of either interest or principal.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

2. Short-Term Debt Ratings:

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2	Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP             Not Prime. Issues do not fall within any of the Prime rating categories.

Moody’s Municipal

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B         Issues rated “B” are regarded as having speculative capacity for timely payment.

C        This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)

Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

All three Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

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